Exhibit 99.2

Quarterly Financial Supplement
For the nine months ended
September 30, 2006
Investor Relations Department
3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2005.

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

TABLE OF CONTENTS

Section	Tab
Earnings Release & Financial Statements	1.0
Financial Summary	2.0
• Financial Highlights	2.1
• Market Capitalization and Financial Ratios	2.2
• Market Capitalization Summary	2.3
• Significant Accounting Policies	2.4
• Reconciliation of Supplemental Non-GAAP Financial Measures (Same Store NOI, FFO and Summary of Consolidated and JV Transactional Income)	2.5
Consolidated and Wholly Owned Financial Operations	3.0
• Summary of Capital Transactions	3.1
• Acquisitions, Dispositions, Expansions and Developments	3.2
• Summary of Consolidated Debt	3.3
• Summary of Consolidated Mortgage Principal Payments and Corporate Debt Maturities	3.4
Joint Venture Summaries	4.0
• Joint Venture Financials	4.1
• Joint Venture Partnership Summaries	4.2
Joint Venture Financial Operations	5.0
• Summary of Capital Transactions	5.1
• Acquisitions, Dispositions, Expansions and Developments	5.2
• Summary of Joint Venture Debt	5.3
• Summary of Pro Rata Joint Venture Debt	5.4
• Summary of Joint Venture Mortgage Principal Payments	5.5
Portfolio Statistics	6.0
Appendix	7.0
• Property Listing	7.1
• Investor Information	7.2

DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Contact:	Scott A. Wolstein	Michelle M. Dawson
	Chairman and	Vice President of Investor Relations
	Chief Executive Officer	216-755-5455
216-755-5500
DEVELOPERS DIVERSIFIED REALTY REPORTS AN INCREASE OF 12.2%
IN DILUTED FFO PER SHARE FOR THE QUARTER ENDED SEPTEMBER 30, 2006
     CLEVELAND, OHIO, October 26, 2006 - Developers Diversified Realty Corporation (NYSE: DDR), the nation’s leading owner, manager and developer of market-dominant community centers, today reported operating results for the third quarter ended September 30, 2006.
•	Funds From Operations (“FFO”) per diluted share increased 12.2% to $0.83 and net income per diluted share increased 4.7% to $0.45 for the three months ended September 30, 2006 as compared to the prior year

•	Core portfolio leased percentage increased 30 basis points over the prior year to 96.1%

•	Executed leases during the third quarter totaled approximately 1.6 million square feet, including 132 new leases and 214 renewals

•	Base rents increased 29.5% on new leases, 11.7% on renewals and 15.5% on a blended basis

•	Same store net operating income (“NOI”) for the quarter increased 3.2% over the prior year quarter
     Scott Wolstein, Developers Diversified’s Chairman and Chief Executive Officer stated, “We’re pleased to announce this quarter’s strong FFO per share growth of over 12%. We continue to see outstanding leasing activity in our operating and development portfolio. This demand for space reflects the underlying health of the retail industry and the success of our core tenants. Our recent announcements regarding our merger agreement with Inland Retail Real Estate Trust, Inc. and our joint venture investment in Sonae Sierra Brazil reflect acquisitions that provide long-term strategic benefits for the Company and represent significant opportunities to grow shareholder value.”
Financial Results:
     FFO, a widely accepted measure of a Real Estate Investment Trust (“REIT”) performance, on a diluted and basic per share basis was $0.83 for the three months ended September 30, 2006, as compared to $0.74 for the same period in the previous year, an increase of 12.2%. FFO available to common shareholders was $91.7 million, as compared to $81.8 million for the three months ended September 30, 2006 and 2005, respectively, an increase of 12.1%. Net income available to common shareholders was $49.0 million or $0.45 per share (diluted and basic) for the three months ended September 30, 2006, as compared to $46.5 million, or $0.43 per share (diluted and basic) for the prior comparable period. The increase in net income and FFO for the three months ended September 30, 2006, is primarily related to an increase in gain on sale of real estate assets comprised of land sales and sales through the Company’s merchant building program as compared to 2005.

     FFO was $2.59 (diluted) and $2.61 (basic) for the nine months ended September 30, 2006, as compared to $2.47 (diluted) and $2.49 (basic) for the same period in the previous year, an increase of 4.9% (diluted) and 4.8% (basic) basis. FFO available to common shareholders was $287.7 million, as compared to $273.4 million for the nine months ended September 30, 2006 and 2005, respectively, an increase of 5.2%. Net income available to common shareholders was $149.9 million or $1.37 per share (diluted and basic) for the nine months ended September 30, 2006, as compared to $192.4 million, or $1.76 per share (diluted) and $1.78 per share (basic) for the prior comparable period. The decrease in net income for the nine months ended September 30, 2006 is primarily related to a decrease in gain on sale of real estate assets as compared to 2005.
     FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from sales of depreciable real estate property, except for those sold through the Company’s merchant building program, (iii) sales of securities, (iv) extraordinary items, (v) cumulative effect of changes in accounting standards and (vi) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.
Leasing:
     Leasing activity continues to be strong throughout the portfolio. During the third quarter of 2006, the Company executed 132 new leases aggregating 784,332 square feet and 214 renewals aggregating 833,721 square feet. Rental rates on new leases increased by 29.5% and rental rates on renewals increased by 11.7%. On a blended basis, rental rates for new leases and renewals increased by 15.5%. At September 30, 2006, the average annualized base rent per occupied square foot, including those properties owned through joint ventures and excluding the impact of the properties acquired from Mervyns, was $11.68, as compared to $11.23 at September 30, 2005.
     At September 30, 2006, the portfolio, including those properties owned through joint ventures, was 96.2% leased. Excluding the impact of the properties acquired from Mervyns, the core portfolio was 96.1% leased, as compared to 95.8% at September 30, 2005. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of September 30, 2006, the portfolio was 95.3% occupied. Excluding the impact of the properties acquired from Mervyns, the core portfolio was 95.1% occupied, as compared to 94.8% at September 30, 2005.
Strategic Real Estate Transactions:
Inland:
     In October, 2006, the Company (“DDR”) and Inland Retail Real Estate Trust, Inc. (“IRRETI”) announced that they have entered into a definitive merger agreement. Under the terms of the agreement, DDR will acquire all of the outstanding shares of IRRETI for a total merger consideration of $14.00 per share in cash. DDR may elect to issue up to $4.00 per share of the total merger consideration in the form of DDR common stock to be based upon the ten day average closing price of DDR’s shares two trading days prior to the IRRETI stockholders’ meeting to approve the transaction. The election to issue DDR common stock may be made up to 15 calendar days prior to the IRRETI stockholders’ meeting and may be revoked by DDR at any time if the revocation would not delay the stockholders’ meeting for more than ten business days.
     The transaction has a total enterprise value of approximately $6.2 billion. This amount includes approximately $2.3 billion of existing debt, a significant portion of which is expected to be prepaid at closing. IRRETI’s real estate portfolio aggregates 307 community shopping centers, neighborhood shopping centers and single tenant/net leased retail properties, comprising approximately 43.6 million square feet of total GLA.
     DDR has reached agreement with a major U.S. institutional investor on a joint venture which will acquire 67 of IRRETI’s community center assets for approximately $3.0 billion of total asset value. The joint venture is anticipated to have a 60% loan to value ratio and DDR will contribute 15% of the equity. In addition to its earnings from the joint venture, DDR will be entitled to certain fees for asset management, leasing, property management, development/tenant coordination and acquisitions. DDR will also earn a promoted interest equal to 20% of the cash flow of the joint venture after the partners have received an internal rate of return equal to 10% on their equity investment. Additionally, DDR has received financing commitments totaling in excess of $3.0 billion, which it may use to fund all or a portion of the total merger consideration.
     In addition to the portfolio of operating properties, DDR will acquire a development pipeline of five projects and numerous potential expansion and redevelopment projects. DDR plans to generate additional value by implementing its proactive leasing, development, redevelopment and property management systems. In addition, DDR intends, immediately upon closing, to incorporate the IRRETI assets in its highly successful ancillary income program, which we anticipate will result in additional value creation.
     Completion of the transaction, which is expected to occur in the first quarter of 2007, is subject to approval of the merger agreement by IRRETI shareholders and other customary closing conditions described in the merger agreement. The merger was unanimously approved by DDR’s Board of Directors. The merger was unanimously approved by IRRETI’s Board of Directors, with two related party directors recusing themselves.
Sonae Sierra Brazil:
     In October 2006, the Company announced the acquisition of a 50% joint venture interest in Sonae Sierra Brazil, a fully integrated retail real estate company based in Sao Paulo, Brazil. Sonae Sierra Brazil is a subsidiary of Sonae Sierra, an international owner, developer and manager of shopping centers based in Portugal. Sonae Sierra Brazil is the managing partner of a partnership that owns direct and indirect interests in nine retail assets aggregating 3.4 million square feet and a property management company in Sao Paulo, Brazil that oversees the leasing and management operations of the portfolio. Sonae Sierra Brazil owns approximately 93% of the partnership and Enplanta Engenharia (“Enplanta”) owns approximately 7%. The aggregate market value of Sonae Sierra Brazil is approximately $300 million (U.S.). Developers Diversified’s aggregate proportionate share investment is approximately $150 million (U.S.).
MDT Joint Venture:
     In July 2006, the Company sold two additional expansion areas in McDonough, Georgia and Coon Rapids, Minnesota to the MDT Joint Venture for approximately $10.1 million. These expansion areas are adjacent to shopping centers currently owned by the MDT Joint Venture. The Company recognized an aggregate merchant build gain of $3.1 million, and deferred gains of approximately $0.5 million relating to the Company’s effective 14.5% ownership interest in the venture.
Service Merchandise Joint Venture:
     In August 2006, the Company purchased its partners’ approximate 75% interest in the remaining 52 assets owned by the Service Merchandise Joint Venture agreement at a gross purchase price of approximately $138 million relating to our partners’ approximately 75% interest, based on a total valuation of approximately $185 million for all remaining assets.
     In September 2006, the Company sold 51 of the assets to the Coventry II Joint Venture. The Company retained a 20% interest in the joint venture. The Company recorded a gain of approximately $6.4 million of which $3.6 million is included in FFO.
Coventry II Joint Venture:
     In September 2006, the Coventry II Joint Venture acquired an 88 acre site located in Bloomfield Hills, Michigan at a cost of approximately $68.4 million. The Company anticipates commencing construction of a 600,000 square foot lifestyle center. The Company is generally responsible for the day-to-day development, management and leasing of the property. Pursuant to the terms of the joint venture, the Company earns fees for property management, leasing and construction management plus a promoted interest, along with Coventry, after return of capital to investors.
Dispositions:
     In September 2006, one of the Company’s RVIP joint ventures, in which the Company has an effective 25.5% ownership interest, sold a 41,000 square foot shopping center in Everett, Washington for approximately $8.1 million. The joint venture recorded an aggregate gain of $3.7 million of which approximately $1.2 million represents the Company’s share of the gain.
     In August 2006, the joint venture shopping center in Kildeer, Illinois, of which the Company owned a 10% interest, was sold for approximately $47.3 million. The joint venture recorded a gain of approximately $17.7 million. The Company recorded a gain of approximately $7.3 million which includes promoted income from the sale of the asset of approximately $5.5 million. The promoted income of $5.5 million is included in FFO.
Expansions:
     During the nine month period ended September 30, 2006, the Company completed five expansions and redevelopment projects located in Lakeland, Florida; Ocala, Florida; Stockbridge, Georgia; Rome, New York and Mooresville, North Carolina at an aggregate gross cost of $25.3 million. The Company is currently expanding/redeveloping eleven shopping centers located in Birmingham, Alabama; Gadsden, Alabama; Ottumwa, Iowa; Chesterfield, Michigan; Gaylord, Michigan; Hamilton, New Jersey; Olean, New York; Stow, Ohio; Bayamon, Puerto Rico (Rio Hondo); Ft. Union, Utah and Brookfield, Wisconsin at a projected aggregate gross cost of approximately $92.1 million. At September 30, 2006, approximately $41.4 million of costs were incurred in relation to these projects. The Company anticipates commencing construction on nine additional expansion and redevelopment projects at shopping centers located in Crystal River, Florida; Louisville, Kentucky; Gulfport, Mississippi; Huber Heights, Ohio; Amherst, New York; Bayamon, Puerto Rico (Plaza Del Sol), Hatillo, Puerto Rico, and San Juan, Puerto Rico and McKinney, Texas.

Five of the Company’s joint ventures are currently expanding/redeveloping their shopping centers located in Phoenix, Arizona; Lancaster, California; Benton Harbor, Michigan; Kansas City, Missouri and Cincinnati, Ohio at a projected gross cost of approximately $466.8 million (which includes the initial acquisition costs for the Coventry II redevelopment projects located in Phoenix, Arizona; Benton Harbor, Michigan; Kansas City, Missouri and Cincinnati, Ohio). At September 30, 2006, approximately $349.3 million of costs were incurred in relation to these projects. Three of the Company’s joint ventures anticipate commencing expansion/redevelopment projects at their shopping centers located in Buena Park, California; Deer Park, Illinois and Kirkland, Washington.
Development (Wholly-Owned and Consolidated Joint Ventures):
     As of September 30, 2006, the Company has substantially completed the construction of the Freehold, New Jersey and Pittsburgh, Pennsylvania shopping centers, at an aggregate gross cost of $85.2 million.
     The Company currently has eight shopping center projects under construction. These projects are located in Miami, Florida; Nampa, Idaho; McHenry, Illinois; Seabrook, New Hampshire; Horseheads, New York; two projects in Apex, North Carolina (Beaver Creek Crossings — Phases I and II), and San Antonio, Texas, (which is being developed through a joint venture with David Berndt Interests). These projects are scheduled for completion during 2006 through 2007 at a projected aggregate gross cost of approximately $672.6 million and will create an additional 4.4 million square feet of gross leasable retail space.
     The Company anticipates commencing construction in 2006 on two additional shopping centers located in Ukiah, California and Homestead, Florida. These projects have an estimated aggregate gross cost of $186.1 million and will create an additional 1.1 million square feet of gross leasable retail space.
     At September 30, 2006, approximately $340.4 million of costs were incurred in relation to the above projects under construction and projects that will be commencing construction.
Development (Joint Ventures):
     In addition to the Bloomfield Hills, Michigan project previously disclosed, three of the Company’s joint ventures currently have shopping center projects under construction. These projects are located in Merriam, Kansas; Allen, Texas and San Antonio, Texas. These three projects are being developed through the Coventry II program. A significant portion of the project located in San Antonio, Texas was substantially completed during 2005. The remaining two projects are scheduled for completion during 2007 and 2008. These projects have an aggregate gross projected cost of approximately $496.5 million. At September 30, 2006, approximately $130.4 million of costs were incurred in relation to these development projects.
Financing:
     In August 2006, the Company issued $250 million, 3.50% convertible senior unsecured notes due 2011. The notes have an initial conversion rate of approximately 15.3589 common shares per $1,000 principal amount of the notes, represent a conversion price of approximately $65.11 per common share and a conversion premium of approximately 22.5% based on the last reported sale price of $53.15 per common share on August 22, 2006. The initial conversion rate is subject to adjustment under certain circumstances. Upon closing of the sale of the notes, the Company repurchased $48.3 million of its common shares.
     In connection with the offering, the Company entered into an option arrangement, that is settled in shares of our common stock, with an investment bank that had the economic impact of effectively increasing the conversion price of the notes to $74.41 per common share, which represents a 40.0% premium based on the August 22, 2006 closing price of $53.15 per common share. The cost of this arrangement was approximately $10.3 million and has been recorded as an equity transaction in our consolidated balance sheet.

     In addition, in late September and early October the Company entered into an aggregate $300 million of interest rate swaps which converted floating rate debt to a weighted average fixed Libor rate of approximately 4.94%. As a result, the effective floating rate debt, as a percentage of total debt, was 6.6% at September 30, 2006.
     Developers Diversified currently owns and manages over 500 retail operating and development properties in 44 states, plus Puerto Rico and Brazil, totaling 118 million square feet. Developers Diversified Realty is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.
     A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle M. Dawson, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Website which is located at http://www.ddr.com.
     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant, constructing properties or expansions that produce a desired yield on investment or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2005. In addition, there are risks and uncertainties related to the proposed merger with IRRETI, including approval of the transaction by the shareholders of IRRETI, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions.
Additional Information and Where to Find It
     This press release does not constitute an offer of any securities for sale. In connection with the proposed transaction, Developers Diversified and IRRETI expect to file a proxy statement/ prospectus as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about Developers Diversified and IRRETI and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by Developers Diversified and IRRETI with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from Developers Diversified and IRRETI by directing such request to: Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, IL 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.

     Developers Diversified and IRRETI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of IRRETI in connection with the merger. Information about Developers Diversified and its directors and executive officers, and their ownership of Developers Diversified securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Developers Diversified, which was filed with the SEC on April 3, 2006. Information about IRRETI and its directors and executive officers, and their ownership of IRRETI securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of IRRETI, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available. As a result of this transaction, IRRETI does not intend to hold an annual stockholder meeting and instead will hold a special meeting to vote on the proposed merger.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005
Revenues:
Minimum rents (A)	$143,769	$125,628	$424,153	$371,959
Percentage and overage rents (A)	1,775	1,335	5,779	4,823
Recoveries from tenants	45,821	39,183	131,586	114,306
Ancillary income	3,365	2,793	9,552	6,585
Other property related income	1,470	1,334	5,387	3,993
Management and other fee income	7,517	4,701	19,199	13,976
Development fees	849	745	2,121	1,913
Other (B)	1,040	3,771	8,565	8,126

	205,606	179,490	606,342	525,681

Expenses:
Operating and maintenance	28,181	22,758	82,481	69,783
Real estate taxes	25,101	21,560	70,959	61,910
General and administrative (C)	14,974	14,146	45,805	40,188
Depreciation and amortization	48,835	39,646	143,309	116,412

	117,091	98,110	342,554	288,293

Other income (expense):
Interest income	1,602	2,959	7,586	6,392
Interest expense	(55,386)	(46,697)	(164,812)	(130,947)
Other income (expense) (D)	(203)	(660)	464	(2,526)

	(53,987)	(44,398)	(156,762)	(127,081)

Income before equity in net income of joint ventures, minority equity interests, income tax of taxable REIT subsidiaries and franchise taxes, discontinued operations and gain on sales of real estate	34,528	36,982	107,026	110,307
Equity in net income of joint ventures (E)	12,868	11,418	22,956	25,984
Minority equity interests (F)	(2,283)	(2,605)	(6,504)	(5,204)
Income tax benefit (expense) of taxable REIT subsidiaries and franchise taxes (G)	315	10	2,646	(555)

Income from continuing operations	45,428	45,805	126,124	130,532
Income from discontinued operations (H)	3,422	11,941	4,027	17,185

Income before gain on sales of real estate	48,850	57,746	130,151	147,717
Gain on sales of real estate, net of tax	13,962	2,531	61,124	86,065

Net income	$62,812	$60,277	$191,275	$233,782

Net income, applicable to common shareholders	$49,020	$46,485	$149,898	$192,405

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$49,020	$46,485	$149,898	$192,405
Depreciation and amortization of real estate investments	47,235	42,172	138,072	122,506
Equity in net income of joint ventures (E)	(12,868)	(11,418)	(22,956)	(25,984)
Joint ventures’ FFO (E)	13,682	15,358	32,963	37,438
Minority equity interests (OP Units) (F)	534	729	1,601	2,187
Gain on sales of depreciable real estate, net	(5,870)	(11,543)	(11,869)	(55,162)

FFO available to common shareholders	91,733	81,783	287,709	273,390
Preferred dividends	13,792	13,792	41,377	41,377

FFO	$105,525	$95,575	$329,086	$314,767

Per share data:
Earnings per common share
Basic	$0.45	$0.43	$1.37	$1.78

Diluted	$0.45	$0.43	$1.37	$1.76

Dividends Declared	$0.59	$0.54	$1.77	$1.62

Funds From Operations — Basic (I)	$0.83	$0.74	$2.61	$2.49

Funds From Operations — Diluted (I)	$0.83	$0.74	$2.59	$2.47

Basic — average shares outstanding (thousands) (I)	109,120	108,431	109,124	108,239

Diluted — average shares outstanding (thousands) (I)	109,670	109,211	109,714	110,453

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(A)	Increases in base and percentage rental revenues for the nine month period ended September 30, 2006 as compared to 2005, aggregated $50.0 million consisting of $10.4 million related to leasing of core portfolio properties and an increase from the assets located in Puerto Rico for a comparable eight months of ownership (an increase of 3.0% from 2005), $42.3 million from the acquisition of assets, $2.5 million related to developments and redevelopments and $3.2 million due to the consolidation of a joint venture asset. These amounts were offset by a decrease of $1.4 million primarily related to one business center under redevelopment and $7.0 million due to the sale of properties in 2006 and 2005 to joint ventures. Included in the rental revenues for the nine month periods ended September 30, 2006 and 2005 is approximately $12.1 million and $9.0 million, respectively, of revenue resulting from the recognition of straight line rents.
(B)	Other income for the three and nine month periods ended September 30, 2006 and 2005 was comprised of the following (in millions):

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005
Lease termination fees	$0.9	$3.6	$7.7	$5.1
Financings fees	—	—	0.4	2.3
Other miscellaneous	0.1	0.2	0.5	0.7

	$1.0	$3.8	$8.6	$8.1

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the nine month periods ended September 30, 2006 and 2005, general and administrative expenses were approximately 5.0 % and 4.6%, respectively, of total revenues, including joint venture revenues, respectively.
(D)	Other income/expense is comprised of litigation settlements or costs and abandoned acquisition and development project costs.
(E)	The following is a summary of the Company’s share of the combined operating results relating to its joint ventures (in thousands):

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005
Revenues from operations (a)	$105,308	$105,773	$309,947	$310,076

Operating expense	35,536	36,567	102,417	107,917
Depreciation and amortization of real estate investments	19,752	21,557	59,669	61,833
Interest expense	36,384	28,607	95,123	84,098

	91,672	86,731	257,209	253,848

Income from operations before gain on sales of real estate and discontinued operations	13,636	19,042	52,738	56,228
Gain on sales of real estate	193	38	237	797
Income (loss) from discontinued operations, net of tax	116	(222)	943	57
Gain on sales of discontinued operations, net of tax	21,460	26,773	19,910	35,495

Net income	$35,405	$45,631	$73,828	$92,577

DDR Ownership interests (b)	$12,583	$14,086	$22,360	$28,083

Funds From Operations from joint ventures are summarized as follows:
Net income	$35,405	$45,631	$73,828	$92,577
Gain on sales of real estate, including discontinued operations	(21,418)	(4,954)	(21,437)	(12,727)
Depreciation and amortization of real estate investments	19,795	22,554	60,510	65,478

	$33,782	$63,231	$112,901	$145,328

DDR Ownership interests (b)	$13,682	$15,358	$32,963	$37,438

DDR Partnership distributions received (c)	$23,686	$90,250	$43,366	$113,720

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(a)	Revenues for the three month periods ended September 30, 2006 and 2005 included approximately $1.4 million and $2.0 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.2 million and $0.4 million, respectively. Revenues for the nine month periods ended September 30, 2006 and 2005 included approximately $3.9 million and $5.6 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.7 million and $1.0 million, respectively.

(b)	The Company’s share of joint venture net income has been increased by $0.2 million and $2.6 million for the three month periods ended September 30, 2006 and 2005, respectively, and $0.5 million and $2.1 million for the nine month periods ended September 30, 2006 and 2005, respectively, to reflect adjustments for basis differences impacting amortization and depreciation and gain on sales.

Included in DDR’s share of FFO for the three and nine months ended September 30, 2006 is promoted income of approximately $5.5 million received from the sale of the joint venture asset in Kildeer, Illinois. This gain is included in gain on sale of discontinued operations and not reflected in total FFO from the joint ventures.

At September 30, 2006 and 2005, the Company owned joint venture interests, excluding consolidated joint ventures, relating to 108 and 112 shopping center properties, respectively. In addition, at September 30, 2006, the Company owned, through a Coventry II Joint Venture, a 20% interest in 51 shopping center sites formerly owned by Service Merchandise. At September 30, 2005, the Company, through the KLA/SM joint venture, owned an approximate 25% interest in 55 shopping center sites formerly owned by Service Merchandise.

(c)	Distributions include funds received from asset sales and refinancings in addition to ongoing operating distributions.
(F)	Minority equity interests are comprised of the following (in thousands):

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005
Minority interests	$1,749	$1,876	$4,903	$3,017
Operating partnership units	534	729	1,601	2,187

	$2,283	$2,605	$6,504	$5,204

(G)	Interest costs within taxable REIT subsidiaries are subject to certain limitations based upon taxable income as required under Internal Revenue Code Section 163(j). The 2006 income tax benefit is primarily attributable to the Company’s ability to deduct previously incurred intercompany interest costs due to the increased gain on sales.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(H)	The operating results relating to assets classified as discontinued operations are summarized as follows (in thousands):

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005
Revenues	$900	$7,927	$2,812	$24,194

Expenses:
Operating	236	3,453	703	9,509
Impairment charge	—	—	—	642
Interest, net	192	1,416	595	4,361
Depreciation	219	2,092	656	6,410
Minority interests	—	3	—	64

Total expenses	647	6,964	1,954	20,986

Income before gain on sales of real estate	253	963	858	3,208
Gain on sales of real estate	3,169	10,978	3,169	13,977

Net income	$3,422	$11,941	$4,027	$17,185

(I)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion of approximately 0.9 million and 1.3 million of Operating Partnership Units (OP Units) outstanding at September 30, 2006 and 2005, respectively, into 0.9 million and 1.3 million common shares of the Company for the three month periods ended September 30, 2006 and 2005, respectively, and 1.0 million and 1.3 million for the nine month periods ended September 30, 2006 and 2005, respectively, on a weighted average basis. The weighted average diluted shares and OP Units outstanding, for purposes of computing FFO, were approximately 110.8 million and 110.8 million for the three month periods ended September 30, 2006 and 2005, respectively, and 111.0 million and 110.7 million for the nine month periods ended September 30, 2006 and 2005, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data:

	September 30, 2006 (A)	December 31, 2005 (A)
Assets:
Real estate and rental property:
Land	$1,769,490	$1,721,321
Buildings	4,987,320	4,806,373
Fixtures and tenant improvements	191,065	152,958
Construction in progress	447,260	348,685

	7,395,135	7,029,337
Less accumulated depreciation	(822,074)	(692,823)

Real estate, net	6,573,061	6,336,514

Cash	48,431	30,655
Advances to and investments in joint ventures (B)	133,643	275,136
Notes receivable	24,250	24,996
Receivables, including straight line rent, net	115,035	112,464
Assets held for sale	19,126	—
Other assets, net	103,962	83,212

	$7,017,508	$6,862,977

Liabilities:
Indebtedness:
Revolving credit facilities	$125,000	$150,000
Variable rate unsecured term debt	—	200,000
Unsecured debt	2,217,501	1,966,268
Mortgage and other secured debt	1,735,783	1,574,733

	4,078,284	3,891,001
Dividends payable	71,211	65,799
Other liabilities	237,366	204,447

	4,386,861	4,161,247
Minority interests	123,453	131,449
Shareholders’ equity	2,507,194	2,570,281

	$7,017,508	$6,862,977

(A)	Amounts include the consolidation of the Mervyns, 50% owned joint venture, formed in September 2005, which includes $405.8 million and $394.7 million of real estate assets at September 30, 2006 and December 31, 2005, respectively, $258.5 million of mortgage debt at September 30, 2006 and December 31, 2005, and $78.1 million and $75.1 million of minority interests at September 30, 2006 and December 31, 2005, respectively.
(B)	Includes $91.6 million of advances to the Service Merchandise Joint Venture at December 31, 2005 that was repaid in connection with the acquisition of our partners interest in August 2006.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)
Selected Balance Sheet Data (Continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	September 30, 2006	December 31, 2005
Land	$1,031,065	$894,477
Buildings	2,619,275	2,480,025
Fixtures and tenant improvements	44,866	58,060
Construction in progress	46,389	37,550

	3,741,595	3,470,112
Accumulated depreciation	(214,561)	(195,708)

Real estate, net	3,527,034	3,274,404
Receivables, including straight line rent, net	73,703	76,744
Leasehold interests	16,880	23,297
Other assets	120,193	109,490

	$3,737,810	$3,483,935

Mortgage debt (a)	$2,526,608	$2,173,401
Notes and accrued interest payable to DDR	8,370	108,020
Other liabilities	90,182	78,406

	2,625,160	2,359,827
Accumulated equity	1,112,650	1,124,108

	$3,737,810	$3,483,935

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $544.0 million and $510.5 million at September 30, 2006 and December 31, 2005, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the Nine Months Ended September 30, 2006
FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Nine Month	Nine Month
	Period Ended	Period Ended
	September 30	September 30	Year Ended December 31
	2006	2005	2005	2004	2003	2002
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$149,898	$192,405	$227,474	$219,056	$189,056 (6)	$69,368 (6)
Depreciation and Amortization of Real Estate Investments	$138,072	$122,506	$169,117	$130,537	$93,173	$76,462
Equity in Net Income From Joint Ventures	($22,956)	($25,984)	($34,873)	($40,896)	($52,917)	($32,769)
Joint Venture Funds From Operations	$32,963	$37,438	$49,302	$46,209	$47,942	$44,473
Operating Partnership Minority Interest Expense	$1,601	$2,187	$2,916	$2,607	$1,770	$1,450
Cumulative Effect & Extraordinary Charges	$0	$0	$0	$3,001	$0	$0
Gain on Sales of Real Estate	($11,869)	($55,163)	($58,834)	($68,179)	($67,352)	($4,276)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$287,709	$273,390	$355,102	$292,335	$211,672	$154,709
PREFERRED DIVIDENDS	$41,377	$41,377	$55,169	$50,706	$51,204 (6)	$32,602 (6)

FUNDS FROM OPERATIONS	$329,086	$314,767	$410,271	$343,041	$262,877	$187,311

PER SHARE INFORMATION:
Funds From Operations — Diluted	$2.59	$2.47	$3.21	$2.95	$2.51	$2.35
Net Income — Diluted	$1.37	$1.76	$2.08	$2.24	$2.27	$1.07
Cash Dividends	$1.77	$1.62	$2.16	$1.94	$1.69	$1.52

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	110,965	110,663	110,700	99,147	84,319	65,910

TOTAL MARKET CAPITALIZATION (1)	$10,905,670	$9,689,099	$9,781,900	$8,276,943	$5,551,748	$3,460,243
DEBT TO TOTAL MARKET CAPITALIZATION (1)	37.40%	39.60%	39.77%	32.82%	37.42%	43.10%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	53.47%	52.75%	52.86%	45.58%	48.68%	48.26%
DIVIDEND PAYOUT RATIO (1)	67.86%	65.22%	66.98%	67.28%	66.03%	62.73%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.96%	4.56%	4.55%	4.94%	5.35%	4.80%

GENERAL AND ADMINISTRATIVE EXPENSES	$45,805	$40,188	$54,048	$47,126	$40,820	$29,392

REVENUES:
DDR Revenues	$609,153	$549,875	$748,571	$605,246	$478,696	$360,778
Joint Venture Revenues	$314,845	$331,401	$438,103	$348,740	$284,158	$251,905

TOTAL REVENUES (3)	$923,998	$881,276	$1,186,675	$953,987	$762,853	$612,683

NET OPERATING INCOME:
DDR Net Operating Income	$455,012	$408,673	$555,291	$453,501	$356,348	$272,764
Joint Venture Net Operating Income	$210,726	$216,566	$280,617	$228,358	$184,927	$167,573

TOTAL NET OPERATING INCOME (4)	$665,738	$625,240	$835,907	$681,859	$541,274	$440,337

REAL ESTATE AT COST:
DDR Real Estate at Cost	$7,421,242	$6,923,899	$7,029,337	$5,603,424	$3,884,911	$2,804,056
Joint Venture Real Estate at Cost	$3,741,595	$3,511,234	$3,470,112	$3,165,335	$2,275,216	$1,785,165

TOTAL REAL ESTATE AT COST (5)	$11,162,837	$10,435,133	$10,499,449	$8,768,759	$6,160,127	$4,589,221

(1)	See Market Capitalization and Financial Ratio section for detail calculation.

(2)	The calculation includes joint venture revenues.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes construction in progress (CIP) at September 30, 2006 of $493.6 million (includes $46.3 million of CIP included in joint ventures, of which $8.5 million represents the Company’s proportionate share), and at December 31, 2005, 2004, 2003, 2002 CIP aggregated $386.2 million, $271.0 million $290.7 million and $237.8 million, respectively.

(6)	Amounts were adjusted to include original issuance costs associated with the redemption of Preferred Operating Partnership Units and preferred stock of $10,710,000 for the year ended December 31, 2003 and $5,543,734 for the year ended December 31, 2002 pursuant to EITF topic NO. D-42.
Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the Nine Months Ended September 30, 2006
MARKET CAPITALIZATION & FINANCIAL RATIOS

	Nine Month
	Period Ended
	September 30	Year Ended December 31
	2006	2005	2004	2003	2002
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$4,078,284	$3,890,709	$2,716,426	$2,077,558	$1,491,481
Total Market Capitalization *	$10,905,670	$9,781,900	$8,276,943	$5,551,748	$3,460,243

	37.40%	39.77%	32.82%	37.42%	43.10%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	53.47%	52.86%	45.58%	48.68%	48.26%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$4,622,291	$4,401,169	$3,137,184	$2,446,026	$1,878,575
Total Market Capitalization *	$11,449,677	$10,292,361	$8,697,701	$5,920,216	$3,847,336

	40.37%	42.76%	36.07%	41.32%	48.83%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	56.42%	55.84%	49.27%	53.79%	54.20%

INTEREST COVERAGE RATIO:
Interest Expense (1)	$153,794	$182,365	$130,447	$90,162	$77,208
FFO Before Interest and Preferred Dividends *	$482,879	$592,636	$473,488	$353,039	$282,856

	3.14	3.25	3.63	3.92	3.66

DEBT SERVICE COVERAGE RATIO:
Debt Service * (1)	$177,057	$215,519	$152,927	$101,890	$83,958
FFO Before Interest and Preferred Dividends *	$482,879	$592,636	$473,488	$353,039	$282,856

	2.73	2.75	3.10	3.46	3.37

FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges (1)	$218,433	$270,688	$203,633	$142,385	$129,353
FFO Before Interest and Preferred Dividends *	$482,879	$592,636	$473,488	$353,039	$282,856

	2.21	2.19	2.33	2.48	2.19

DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$195,253	$237,856	$196,685	$146,846	$100,531
Funds From Operations exclusive of charge associated with preferred stock redemption	$287,709	$355,102	$292,335	$222,382	$160,253

	0.68	0.67	0.67	0.66	0.63

*	See Attached for Detail Calculation

(1)	Amounts have been adjusted to eliminate interest and debt service costs of joint venture consolidations due to FIN 46 as FFO does not include the joint venture Partners’ proportionate share.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Nine Months Ended September 30, 2006

	Nine Month
	Period Ended
	September 30		Year Ended December 31
	2006		2005		2004	2003	2002
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	108,894		108,948		108,083	86,425	66,609
Operating Partnership Units Outstanding	905		1,350		1,350	1,129	911

Total	109,799		110,298		109,432	87,554	67,520
Share Price	$55.76		$47.02		$44.37	$33.57	$21.99

Market Value of Common Shares	$6,122,386		$5,186,192		$4,855,516	$2,939,190	$1,484,762

Preferred Shares at Book Value	$705,000		$705,000		$705,000	$535,000	$304,000
Preferred Units and Warrant	$0		$0		$0	$0	$180,000
Total Debt	$4,078,284	(1)	$3,890,709	(1)	$2,716,426	$2,077,558	$1,491,481

TOTAL MARKET CAPITALIZATION	$10,905,670		$9,781,900		$8,276,943	$5,551,748	$3,460,243

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	108,894		108,948		108,083	86,425	66,609
Operating Partnership Units Outstanding	905		1,350		1,350	1,129	911

Total	109,799		110,298		109,432	87,554	67,520
Share Price	$55.76		$47.02		$44.37	$33.57	$21.99

Market Value of Common Shares	$6,122,386		$5,186,192		$4,855,516	$2,939,190	$1,484,762

Preferred Shares at Book Value	$705,000		$705,000		$705,000	$535,000	$304,000
Preferred Units and Warrant	$0		$0		$0	$0	$180,000
Total Debt	$4,078,284	(1)	$3,890,709	(1)	$2,716,426	$2,077,558	$1,491,481
Proportionate Share of JV Debt	$544,007		$510,460		$420,758	$368,468	$387,094

TOTAL MARKET CAPITALIZATION	$11,449,677		$10,292,361		$8,697,701	$5,920,216	$3,847,336

(1)	Includes $282.0 million of consolidated joint venture debt at September 30, 2006 (of which $138.1 million represents the joint venture partners’ share) and $280.5 million at December 31, 2005.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Nine Months Ended September 30, 2006

	Nine Month
	Period Ended
	September 30	Year Ended December 31
	2006	2005	2004	2003	2002
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$7,421,242	$7,029,337	$5,603,424	$3,884,911	$2,804,056
Cash and Cash Equivalents	$48,431	$30,655	$49,871	$111,033	$16,371
Notes Receivable	$24,250	$24,996	$17,823	$9,813	$11,662
Advances and Investments in Joint Ventures	$133,643	$275,136	$288,020	$262,072	$258,611

	$7,627,566	$7,360,124	$5,959,138	$4,267,829	$3,090,699

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$7,421,242	$7,029,337	$5,603,424	$3,884,911	$2,804,056
Notes Receivable or Proportionate Share Thereof	$41,413	$116,212	$44,536	$41,018	$50,521
Proportionate Share of JV Undepreciated Real Estate Assets	$729,556	$736,109	$719,619	$621,113	$611,224

	$8,192,211	$7,881,658	$6,367,578	$4,547,043	$3,465,801

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$287,709	$355,102	$292,335	$211,672	$154,709
Interest Expense	$165,407	$186,196	$130,447	$90,162	$77,208
Adjustment to interest expense for consolidated joint ventures due to FIN 46	($11,613)	($3,830)	$0	$0	$0
Preferred Dividends, Including Preferred Operating Minority Interest & D-42 Dividend	$41,377	$55,169	$50,706	$51,204	$50,939

	$482,879	$592,636	$473,488	$353,039	$282,856

DEBT SERVICE
Interest Expense	$165,407	$186,196	$130,447	$90,162	$77,208
Adjustment to interest expense for consolidated joint ventures due to FIN 46	($11,613)	($3,830)	$0	$0	$0
Recurring Principal Amortization	$23,263	$33,154	$22,480	$11,728	$6,750

	$177,057	$215,519	$152,927	$101,890	$83,958

FIXED CHARGES
Debt Service	$177,057	$215,519	$152,927	$101,890	$83,958
Preferred Dividends, Including Preferred Operating Minority Interest and excluding non-cash	$41,377	$55,169	$50,706	$40,494	$45,395

D-42 dividend.	$218,433	$270,688	$203,633	$142,385	$129,353

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.
•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants’ leases.
•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures	Useful lives, which approximate lease
and Tenant Improvements	terms, where applicable
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.
•	Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company. At December 31, 2005, the Company estimated the value of the unleased outparcels and expansion pads at approximately $58 million.
•	Construction in progress includes shopping center developments and significant expansions and re-developments.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.
•	For the nine month period ended September 30, 2006 and for the years ended December 31, 2005, 2004, 2003, and 2002, the Company capitalized interest of $14.7 million, $12.5 million, $10.0 million, $11.4 million and $9.5 million, respectively.
•	In addition, the Company capitalized certain construction administration costs of $6.8 million for the nine month period ended September 30, 2006 and $6.2 million, $5.5 million, $5.1 million and $4.5 million for the years ended December 31, 2005, 2004, 2003 and 2002, respectively.
•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Same Store Net Operating Income (NOI) represents shopping center assets owned in comparable periods, excluding those under redevelopment. NOI generally includes revenues and expenses for each comparable asset, but excludes straight-line rent, lease termination income and provisions for uncollectible amounts and/or recoveries thereof. Reconciliation of Same Store NOI to Total Revenues and Certain Expenses is as follows:

	Nine Month Period
	Ended September 30,
	2006	2005
Total Revenues DDR	$606,342	$525,681
Total Revenues DDR Combined Joint Ventures	309,948	310,076
Operating and Maintenance — DDR	(82,481)	(69,783)
Real Estate Taxes — DDR	(70,959)	(61,910)
Operating and Maintenance and Real Estate Taxes- DDR Combined Joint Ventures	(102,417)	(107,916)

Combined NOI	$660,433	$596,148

Total Same Store NOI	$515,980	$501,333	2.9%
Property NOI from other operating segments	144,453	94,815

Combined NOI	$660,433	$596,148

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation

Reconciliation of Funds From Operations (FFO):

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$49,020	$46,485	$149,898	$192,405
Depreciation and Amortization of Real Estate Investments	47,235	42,172	138,072	122,506
Equity in Net Income From Joint Ventures	(12,868)	(11,418)	(22,956)	(25,984)
Joint Venture Funds From Operations	13,682	15,358	32,963	37,438
Minority Equity Interests (OP Units)	534	729	1,601	2,187
Gain on Sales of Real Estate	(5,870)	(11,543)	(11,869)	(55,162)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$91,733	$81,783	$287,709	$273,390

Preferred dividend charges in accordance with EITF Topic No. D-42	13,792	13,792	41,377	41,377

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$105,525	$95,575	$329,086	$314,767

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005	Income Statement Caption
Transactional Income Included in FFO Consolidated
Merchant Building Gains, Net	$6,779	$590	$45,579	$38,805	Gain on Sales of Real Estate
Land Sale Gains	4,482	1,344	6,845	6,042	Gain on Sales of Real Estate

	$11,261	$1,934	$52,424	$44,847

Transactional Income NOT Included in FFO Consolidated
Gain on Sales	$2,701	$597	$8,700	$41,218	Gain on Sales of Real Estate
Gain on Sales from Discontinued Operations	3,169	10,978	3,169	13,977	Gain on Sales of Discontinued Operations

	$5,870	$11,575	$11,869	$55,195	FFO Reconciliation

Gain on Sales of Real Estate
Merchant Building Gains, Net	$6,779	$590	$45,579	$38,805
Land Sale Gains	4,482	1,344	6,845	6,042
Gain on Sales	2,701	597	8,700	41,218

	$13,962	$2,531	$61,124	$86,065	Consolidated Income Statement

Gain on Sales of Real Estate From Discontinued Operations
Gain on Sales from Discontinued Operations	$3,169	$10,978	$3,169	$13,977	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

	Three Month Period		Nine Month Period
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005	Income Statement Caption
Transactional Income Included in FFO
Joint Ventures
Gain (Loss) on Sales from Discontinued Operations	$40	$21,858	$(1,497)	$23,565	Gain (Loss) on Sales of Real Estate
Land Sales Gains	195	—	207	—	Gain on Sales of Real Estate

	$235	$21,858	$(1,290)	$23,565

DDR’s Proportionate Share	51	4,792	(341)	5,212
Promoted Income (a)	5,483	—	5,483	—

DDR’s Proportionate Share	$5,534	$4,792	$5,142	$5,212

Transactional Income NOT Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$21,420	$4,915	$21,407	$11,930	Gain on Sales of Real Estate
Other Gains on Sales	(2)	38	30	797	Gain on Sales of Real Estate

	$21,418	$4,953	$21,437	$12,727	FFO Reconciliation

DDR’s Proportionate Share	$2,997	$1,456	$3,029	$4,609

Gain on Sales of Real Estate
Land Sales Gains	$195	$—	$207	$—
Other Gains on Sales	(2)	38	30	797

	$193	$38	$237	$797	Gain on Sales of Real Estate

Gain on Sales of Real Estate From Discontinued Operations
Gain (Loss) on Sales from Discontinued Operations Included in FFO	$40	$21,858	$(1,497)	$23,565
Gain on Sales from Discontinued Operations NOT Included in FFO	21,420	4,915	21,407	11,930

	$21,460	$26,773	$19,910	$35,495	Gain on Sales of Discontinued Operations

(a)	Represents promoted income received from the sale of the joint venture asset in Kildeer, Illinois included in gain on sale of discontinued operations.
Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Summary of Wholly Owned and Consolidated Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Nine Month Period Ended September 30, 2006

	Nine Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		December 31,		December 31,		December 31,		December 31,
	2006		2005		2004		2003		2002
Acquisitions/Transfers	$381.2	(1)	$1,610.8	(4)	$2,170.8	(7)	$1,363.6	(9)	$298.6	(11)
Completed Expansions	25.3		41.6		25.2		26.8		8.0
Developments & Construction in Progress	185.9		246.1		203.8		104.6		66.4
Tenant Improvements & Building Renovations	10.4	(2)	7.5		6.6		6.3		7.3
Furniture Fixtures & Equipment	7.7		10.7	(5)	1.3		1.9		2.3

	610.5		1,916.7		2,407.7		1,503.2		$382.6
Less: Real Estate Sales & Joint Venture Transfers	(218.6	)(3)	(490.8	)(6)	(689.2	)(8)	(422.4	)(10)	$(72.2	)(12)

Total DDR Net Additions (Millions)	$391.9		$1,425.9		$1,718.5		$1,080.8		$310.4

(1)	Includes transfer to DDR from joint venture of the Service Merchandise portfolio and Salisbury, MD shopping center, aggregating $111.9 and $4.0 million, respectively, the final earn out adjustments for the Benderson and Caribbean Property Group acquisitions aggregating $11.8 million, and the consolidation of joint venture assets for a shopping center located in Phoenix, AZ aggregating $41.4 million pursuant to EITF 04 05.

(2)	The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $12.0 million associated with its wholly owned and consolidated portfolio during 2006.

(3)	Includes the sale of the Service Merchandise Portfolio to Coventry II which had an aggregate cost of $112.6, the sale to Macquarie DDR Trust joint venture of seven assets with an aggregate cost of $80.5 million, plus four earnout parcels with an aggregate cost of $12.5 million, and the sale of several outparcels.

(4)	Includes the acquisition of the Caribbean Property Group portfolio and the Mervyn’s portfolio aggregating $1,160.1 million and $409.1 million, respectively, the transfer to DDR from joint ventures of the Dublin, OH shopping center, which has an aggregate cost of $36.2 million and a $5.4 million basis adjustment to the Benderson acquisition relating to master lease adjustments.

(5)	The large increase in FF& E in 2005 is primarily attributed to certain IT projects, expansion of corporate headquarters, and fractional ownership interest in corporate jets.

(6)	In addition to the asset sales which had an aggregate cost of $219.1 million, this balance includes the transfer of twelve assets with an aggregate cost of $258.6 million to the Macquarie DDR Trust joint venture and the sale of several outparcels.

(7)	Includes the acquisition of the Benderson portfolio aggregating $2,014.4 million, the consolidation of certain joint venture assets aggregating $37.9 million due to FIN 46 and transfers to DDR from joint ventures of the Littleton, CO and Merriam, KS shopping centers which had an aggregate value of $111.8 million. This also includes the purchase of DDR corporate headquarters for $6.7 million.

(8)	In addition to the asset sales which had an aggregate cost of $62.6 million, this balance includes the sale of several land parcels with an aggregate cost of $41.1 million. This balance also includes the transfer of twelve assets with an aggregate cost of $258.3 million to the Macquarie DDR Trust joint venture, the transfer of twelve assets with an aggregate cost of $124.0 to the DPG Realty Holdings joint venture and the transfer of thirteen assets with an aggregate cost of $203.2 to the DDR Markaz II joint venture.

(9)	Includes the merger of JDN which had an aggregate value of $1,064.0, the acquisition of a shopping center in Broomfield, CO aggregating $55.5, and the transfer from joint ventures of the Leawood, KS and Suwanee, GA shopping centers aggregating $125.9, and the consolidation of the assets aggregating $118.2 million owned by DD Development Company.

(10)	In addition to asset sales which had an aggregate cost of $62.9 million, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA, Winchester, VA, Tampa, FL, Toledo, OH, Highland, IN, Oviedo, FL and Grove City, OH and the sale of several outparcels, which had an aggregate cost of $13.5 million. The balance also includes the transfer of six assets with an aggregate cost of $192.4 million to the Macquarie DDR Trust joint venture, these assets are shopping centers located in Canton, OH, North Olmsted, OH, Independence, MO and St. Paul, MN.

(11)	Includes transfers from joint ventures of the Independence, MO shopping center, Phase IV of the Salisbury, MD shopping center, Canton, OH shopping center, Plainville, CT shopping center, and San Antonio, TX shopping center to DDR.

(12)	Includes a transfer to joint ventures for the newly developed shopping center in Kildeer, Illinois, the sales of shopping centers located in Cape Coral, Florida, Huntsville, Alabama, Ocala, Florida, Orlando, Florida and St. Louis, Missouri, the sale of three outlots, and a write-off of $5.0 million relating to the former K-mart space at North Little Rock, Arkansas which is being redeveloped.
Summary of Wholly Owned Capital Transactions 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Wholly Owned and Consolidated Acquisitions
for the Nine Month Period Ended September 30, 2006

			Cost	Acquisition
Property Location	GLA	(1)	(Millions)	Date	Major Tenants
Pasadena, CA	556,961		$151.0	01/13/06	Macy’s, Pacific Theatres, Gelson’s Market, DSW Show Warehouse, Loehmann’s, Equinox

San Diego, CA (College)	73,872		$11.1	01/31/06	Mervyn’s

Phoenix, AR (Deer Valley)	453,815		$37.6	04/21/06	Target, AMC Theatre, Ross Dress for Less, PetsMart, Michael’s, OfficeMax

Valencia, CA	77,776		$12.4	08/31/06	Mervyn’s

Total	1,162,424		$212.1

(1)	GLA may include property managed, but not owned.
Wholly Owned and Consolidated Dispositions
for the Nine Month Period Ended September 30, 2006

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date
Ft. Oglethorpe, GA 1	176,903	$7.7	9/6/2006

Total	176,903	$7.7

Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Wholly Owned and Consolidated
Expansion and Redevelopment Projects
for the Nine Month Period Ended September 30, 2006

Projects Completed

Lakeland, FL	Construction of a 77,557 sf Bealls Department Store (opened 7/06).

Ocala, FL	Recaptured the Winn Dixie and expanded the space by 6,000 sf for Hobby Lobby (opened 2/06).

Stockbridge, GA	Redemised space to accommodate a Northern Tool (opened 10/05), Farmer’s Furniture (opened 3/06) and a Goodwill Store (opened 7/06).

Rome, NY	Expansion of the shopping center to accommodate a new Marshall’s (opened 3/06).

Mooresville, NC	Construction of a Gander Mountain (opened 6/06) and relocation of Rugged Warehouse (opened 7/05).

Total Gross Cost (Millions)	$25.3

Total Net Cost (Millions)	$25.3

Projects in Progress

Birmingham, AL	Construction of a 8,000 sf free standing outparcel and re-tenanting the former Winn Dixie building.

Gadsden, AL	Break-up of 64,400 sf building to create a Fred’s (opened 05/04), a Burke’s Outlet (opened 12/04) and another junior anchor.

Ottumwa, IA	Recaptured Wal-Mart and release to Goody’s (opened 9/04), Dollar Tree (opened 8/05) and 35,422 sf of additional junior anchor stores.

Chesterfield, MI	Wal-Mart, Sportsman Warehouse, 25,400 sf of small shop retail and additional retail space to be announced.

Gaylord, MI	Recaptured Wal-Mart and release to Big Lots (opened 10/04), Dunhams (opened 5/05) and 39,767 sf of additional junior anchor stores.

Hamilton, NJ	Expansion of the shopping center to construct a 18,000 sf Old Navy and 4,500 sf Bombay Company.

Olean, NY	Relocate two tenants to accommodate Wal-Mart expansion to a Supercenter.

Stow, OH	Recapture 116,000 sf K-Mart and release to junior anchor stores. Create outparcels.

Bayamon, PR (Rio Hondo)	Expansion of the shopping center to construct a Super Marshall’s (opened 11/05), a Comp USA in the former Marshall’s space (opened 6/06), and 19,800 sf of small shops and a freestanding outparcel.

Ft. Union, UT	Demise of former Mervyn’s to accommodate 30,548 sf Ross Dress for Less (opened 10/06), 16,975 sf DSW, 23,400 sf Michael’s and retail shops.

Brookfield, WI	Construction of 15,000 sf free standing building for retail shops.

Total Gross Cost (Millions)	$92.1

Total Net Cost (Millions)	$89.0

Projects to Commence Construction

Crystal River, FL	Construct 9,000 sf Dollar General and 15,000 sf of shops.

Louisville, KY	Construct a 6,000 sf free standing building for retail shops.

Gulfport, MS	Construct retail shops and restaurants on a 4.37 acre outparcel.

Huber Hts., OH	Expansion of the shopping center to construct a 45,000 sf junior anchor.

Amherst, NY	Construct 5,300 sf free standing building for retail shops.

Bayamon, PR (Plaza Del Sol)	144,000 sf expansion of the mall to accommodate two junior anchors and additional shop space.

Hatillo, PR	Expansion of the shopping center to accommodate a 21,000 sf junior anchor.

San Juan, PR	Redemise shop space and construct a food court.

McKinney, TX	Construction of 87,757 sf retail shops and outparcels.
Wholly Owned Expansions and Redevelopments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Summary of Wholly Owned and Consolidated Development Projects
for the Nine Month Period Ended September 30, 2006

					Substantial
			Gross Cost	Net Cost	Completion
	GLA		(Millions)	(Millions)	Date	Description	Major Tenants
Projects Substantially Completed

Freehold, NJ	500,000		$51.4	$30.4	2005 & 2006	Community Center	Wal-Mart (opened 3/06), Sam’s Club (opened 4/06), Chase Manhattan, Ocean First Bank, Golden Corral (scheduled to open 2nd quarter 2007) and other retail tenants and outparcels to be announced

Pittsburgh, PA	367,719	(1)	$33.8	$15.7	2006	Community Center	Target (opened 3/06), Sportsmans Warehouse (opened 11/05), Sam’s Club (opened 6/06), PNC Bank and Hallmark (opened 3/06) and other retail tenants and restaurants to be announced

Projects in Progress

Miami, FL	633,001		$153.8	$141.9	2006 & 2007	Mixed-Use	Target, Linens N Things, and Circuit City, (scheduled to open 4th qtr 2006), Ross Dress for Less, Marshalls, West Elm, PetsMart and additional retail space to be announced

Nampa, ID	858,396		$95.0	$93.3	2007	Community Center	JC Penney and other retail tenants to be announced

McHenry, IL	426,078	(1)	$71.4	$65.0	2007	Community Center	Dick’s, PETsMART, Bed Bath & Beyond, Best Buy, Office Max and other retail tenants to be announced

Seabrook, NH	456,290	(1)	$61.7	$37.2	2008	Community Center	To be announced

Horseheads, NY	712,697	(1)	$81.8	$53.8	2007	Community Center	Wal-Mart, Kohl’s and additional retail space to be announced

Apex, NC (Beaver Creek
Crossings-Phase I)	347,527		$71.5	$66.9	2006	Community Center	Consolidated Theaters (opened 2nd quarter 2006), Dick’s, Old Navy, Justice, Circuit City, TJ Maxx, (opened 3rd quarter 2006) Borders, (scheduled to open 4th quarter 2006) and other retail tenants to be announced

Apex, NC (Beaver Creek Crossings-Phase II)	281,996		$47.2	$38.6	2007	Community Center	To be announced

San Antonio, TX (Stone Oak)	665,229	(1)	$93.4	$84.5	2007	Community Center/Lifestyle Center	Target, Office Max, Hobby Lobby, DSW, TJ Maxx, World Market, Chico’s, Ann Taylor Loft, Joseph Banks, Coldwater Creek, Talbots, Soma, Cold Stone Creamery, Victoria’s Secret, Chili’s and other tenants to be announced

Projects to Commence Construction

Ukiah, CA	666,616		$102.5	$86.5	2008	Community Center	To be announced

Homestead, FL	399,868	(1)	$83.6	$53.8	2007	Community Center	To be announced

Wholly Owned Development Totals	6,315,417		$947.1	$767.6

(1)	Includes square footage not owned by the company.
Wholly Owned Developments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Wholly Owned and Consolidated Development
Assets Placed in Service as of September 30, 2006

Assets Placed
in Service
Date	(Millions)

As of December 31, 2005	$18.4
1st Quarter 2006	$1.2
2nd Quarter 2006	$17.4
3rd Quarter 2006	$15.9
4th Quarter 2006	$57.2
Thereafter	$657.5

Total	$767.6

Wholly Owned and Consolidated Development
Funding Schedule as of September 30, 2006

Funded as of September 30, 2006	$382.7
Projected Net Funding During 2006	$58.6
Projected Net Funding Thereafter	$326.3

Total	$767.6

Wholly Owned Development Delivery and Funding Schedules 3.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Summary of Consolidated Debt
as of September 30, 2006

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
SENIOR DEBT:
Unsecured Credit Facilities:
$1.2 Billion Revolving Credit Facility		$120,000	(2)	06/10	5.306
$60 Million Revolving Credit Facility		5,000		06/10	5.975
Secured Credit Facility:
$400 Million Term Loan		400,000	(3)	06/08	6.090

Total Term and Credit Facility Debt		525,000

PUBLIC DEBT:
Medium Term Notes	F	99,424	(4)	03/07	7.000
Medium Term Notes	F	10,000		07/07	7.020
Unsecured Notes	F	85,000		08/07	6.950
Medium Term Notes	F	2,000		12/07	6.960
Medium Term Notes	F	99,966		01/08	6.625
Medium Term Notes	F	274,466		01/09	3.875
Medium Term Notes	F	199,722		05/10	5.000
Medium Term Notes	F	299,742		07/10	4.625
Medium Term Notes	F	249,309		04/11	5.250
Convertible Notes	F	250,000	(5)	08/11	3.500
Medium Term Notes	F	348,550		10/12	5.375
Medium Term Notes	F	199,385		05/15	5.500
Medium Term Notes	F	100,000		07/18	7.500
Total Public Debt		2,217,565

MORTGAGE DEBT:
Hamilton, NJ	V	65,000		05/07	6.122
Phoenix, AZ (Paradise Valley)	F	16,816	(6)	05/07	7.780
St. Louis, MO (Olympic)	F	2,921		08/07	9.150
Berlin, VT	F	4,940		08/07	9.750
Mt. Laurel, NJ	V	48,000		09/07	6.222
Apex, NC	V	15,573		10/07	6.322
DDR MDT MV, LLC	V	45,923	(7)	10/07	6.042
Tupelo, MS	F	11,242		03/08	4.410
Jacksonville, FL	F	6,450		03/08	4.410
Solon, OH	F	15,573		03/08	4.410
N. Charleston, SC	F	11,150		03/08	4.410
Walker, MI	F	8,201		03/08	4.410
Mt. Pleasant, SC (GS II)	F	7,556		03/08	4.410
Meridian, ID (GS II)	F	24,420		03/08	4.410
Birmingham, AL (GS II)	F	26,447		03/08	4.410
Wilmington, NC (GS II)	F	20,273		03/08	4.410
Durham, NC (GS II)	F	6,911		03/08	4.410
Stone Oak, TX	V	6,701	(8)	02/09	6.572
Silver Springs, MD (Tech 29-1)	F	6,596		02/09	7.330
Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Summary of Consolidated Debt
as of September 30, 2006 (con’t)

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
Leawood, KS	F	$49,425		07/09	7.310
Martinsville, VA	F	19,493		12/09	8.460
St. Louis, MO (Keller)	F	1,139		01/10	8.625
Deer Valley — Phoenix, AZ	F	17,234		09/10	8.010
DDR MDT MV, LLC	F	212,550	(7)	10/10	5.211
Big Flats, NY (Big Flats I)	F	8,898		12/10	8.011
Plattsburgh, NY	F	8,687		12/10	8.000
Erie, PA	F	25,099		04/11	6.884
Erie, PA	F	2,897		04/11	6.884
Boardman, OH	F	26,067		04/11	6.884
St. Louis, MO (Sunset)	F	33,792		04/11	6.884
St. Louis, MO (Brentwood)	F	25,099		04/11	6.884
Denver, CO (Centennial)	F	37,651		04/11	6.884
Gates, NY (Westgate)	F	24,533		10/11	7.240
Indian Train, NC (Union TC Ph I)	F	6,854		10/11	7.000
Ashtabula, OH	F	6,824		12/11	7.000
West Pasco, FL	F	4,784		02/12	9.625
Denver, CO (Univ Hills)	F	27,944		06/12	7.300
St. Louis, MO (Gravois)	F	1,266		07/12	8.625
N. Charleston, SC	F	10,508		07/12	7.370
Mooresville, NC	F	23,562		12/12	6.930
Big Flats, NY (Big Flats IV)	F	980		01/13	7.600
Big Flats, NY (Big Flats II & III)	F	4,063		01/13	8.010
Buffalo, NY (Delaware Commons)	F	1,031		01/13	6.960
Jamestown, NY (Southside Plaza)	F	1,497		04/13	7.590
Victor, NY (Victor Square)	F	6,528		04/13	5.800
Mays Landing, NJ (Wrangleboro)	F	48,664		05/13	6.990
Beachwood, OH	F	3,277		07/13	7.640
W. Long Branch, NJ (Monmouth)	F	13,099		07/13	8.570
Boynton Beach, FL (Meadows Square)	F	4,055		07/13	6.720
Englewood, FL (Rotonda)	F	1,896		07/13	5.800
Reno, NV	V	3,499		02/15	9.000
Olean, NY	F	4,494		07/15	8.995
Mays Landing, NJ (Hamilton)	F	14,401		09/15	4.700
Columbus, OH (Consumer II West)	F	13,631		11/15	10.188
Amherst, NY (Kmart/Blvd Cons. II)	F	11,857		11/15	7.850
Lockport, NY (Walmart/Tops)	F	12,315		01/16	8.000
Merriam, KS (TIF)	F	7,075		02/16	6.900
Rome, NY (Freedom)	F	4,251		09/16	7.850
Medina, NY	F	3,697		11/16	7.660
Bellefontaine, OH	F	2,242		12/16	7.500
Amherst, NY (Tops Transit + French)	F	4,991		12/16	7.680
Canandaigua, NY	F	5,459		01/17	6.150
Cheektowaga, NY (Walmart Thruway)	F	4,762		10/17	6.780
Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Summary of Consolidated Debt
as of September 30, 2006 (con’t)

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
Ithaca, NY	F	$18,542		01/18	7.050
Amherst, NY (Target/Blvd Cons. II)	F	13,054		07/18	5.670
Springville, NY	F	5,935		07/18	6.375
Niskayuna, NY (Mohawk)	F	24,056		12/18	5.750
Henderson, TN	F	8,678		01/19	7.660
Spring Hill, FL	F	5,004		09/19	9.750
Alden, NY	F	4,297		10/19	8.100
Cedar Rapids, IA	F	9,495		01/20	9.375
Plainville, CT	F	6,985		04/21	7.125
Allentown, PA	F	17,549		06/21	6.950
Princeton, NJ	F	25,412		03/27	8.262
Bayamon, PR (Rio Hondo)	F	56,046		05/28	7.180
San Juan, PR (Senorial Plaza)	F	14,554		05/28	7.180
Bayamon, PR (Rexville Plaza)	F	8,768		05/28	7.180
Arecibo, PR (Atlantico)	F	14,644		05/28	7.180

Total Mortgage Debt		1,335,783

Total Debt		$4,078,348
Adjustment for Reverse Swap		-64	(9)

		$4,078,284

Weighted Average — Total				4.72 years	5.7%

Weighted Average — Fixed		$3,608,653		5.16 years	5.6%

Weighted Average — Floating		$469,695		1.35 years	6.3%

Notes:
F — Fixed Rate Debt                     V — Variable Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized 2006 deferred finance cost amortization of approximately $7.5 million, net is offset by approximately $9.1 million of annualized fair market value adjustment in 2006.

2.	The LIBOR rate on $100 million of the $1.2 billion Revolving Credit Facility has been fixed at 4.942% through September 2010 via interest rate swap. The weighted average spread on this $100 million borrowing was 0.306 % on September 30, 2006 resulting in a fixed rate of 5.248% on this borrowing.

3.	Secured term loan debt of $200 million has been converted to a fixed rate of 5.99% until June 28, 2010. Effective October 18, 2006, $100 million of secured term loan debt will be converted to a fixed rate of 5.78% and $100 million will be converted to a fixed rate of 5.81% until October 18, 2009. The weighted average rate of all traunches, reflecting the rates fixed by interest rate swaps, will be 5.90%.

4.	Public debt of $60 million has been converted to a variable rate of 7.075%. The remaining balance of $39.4 million is at the stated fixed rate.

5.	The convertible notes may net share settled with shares of DDR’s common stock once the stock price rises above $65.11 per share, however, this conversion price has been increased to $74.41 per share through the purchase of a convertible note hedge.

6.	The company’s 67% joint venture with Shea and Tatum Associates is consolidated within DDR’s accounts pursuant to EITF 04-05.

7.	The company’s 50% joint venture with DDR Macquarie is consolidated within DDR’s accounts pursuant to FIN 46.

8.	The company’s 50% joint venture with David Berndt Interests is consolidated within DDR’s accounts pursuant to FIN 46.

9.	Offset included in other liabilities.
Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of September 30, 2006
(000’s)

	2006 Payments	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	Thereafter	Total
PROPERTY MORTGAGES
Plainville, CT (TIF)											7,100	7,100
Tupelo, MS	300	313	10,852									11,466
Jacksonville, FL	172	180	6,227									6,579
Reno, NV	59	64	67	73	78	84	89	96	103	2,831		3,544
Denver, CO (Univ Hills)	562	604	650	699	752	809	24,286					28,361
Henderson, TN	395	426	460	497	536	578	624	674	727	785	3,270	8,971
Allentown, PA	666	714	765	820	879	942	1,009	1,082	1,159	1,242	8,767	18,044
Erie, PA	293	314	331	360	386	23,638						25,322
Erie, PA	33	36	38	41	44	2,731						2,923
Phoenix, AZ (Deer Valley)	200	217	231	255	16,479							17,381
Martinsville, VA	221	241	258	18,936								19,656
Boardman, OH	303	325	343	373	400	24,553						26,297
Solon, OH	415	434	15,033									15,883
St. Louis, MO (Sunset)	392	421	444	483	518	31,832						34,090
St. Louis, MO (Brentwood)	293	314	331	360	386	23,638						25,322
Denver, CO (Centennial)	438	469	496	539	578	35,464						37,984
Cedar Rapids, IA	346	380	417	458	503	552	606	665	730	802	4,292	9,752
St. Louis, MO (Olympic)	367	2,826										3,193
St. Louis, MO (Gravois)	355	389	292	115	125	136	170					1,582
St. Louis, MO (Keller)	289	315	343	374	33							1,353
N. Charleston, SC	297	311	10,763									11,372
Walker, MI	219	229	7,917									8,364
Mt. Pleasant, SC	201	211	7,294									7,706
Meridian, ID	651	681	23,573									24,905
Birmingham, AL	705	737	25,530									26,972
Wilmington, NC	541	565	19,570									20,676
Berlin, VT		4,940										4,940
Spring Hill, FL	187	206	227	251	276	304	335	370	407	449	2,129	5,142
West Pasco, FL							4,784					4,784
Princeton, NJ	389	423	454	499	543	590	636	697	758	823	19,887	25,699
Beachwood, OH	359	387	420	451	487	525	567	349				3,544
Phoenix, AZ	323	16,733										17,056
Leawood, KS	1,201	1,292	1,390	46,435								50,318
Durham, NC	184	193	6,672									7,049
Bellefontaine, OH	143	154	166	179	193	208	224	241	260	280	302	2,349
Silver Springs, MD (Tech 29-1)	170	183	196	6,173								6,722
Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of September 30, 2006 (con’t)
(000’s)

	2006 Payments	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	Thereafter	Total
Jamestown, NY (Southside Plaza)	165	178	193	208	225	242	262	147				1,619
Ithaca, NY	1,052	1,128	1,210	1,298	1,393	1,494	1,603	1,720	1,845	1,980	4,599	19,323
Columbus, OH (Consumer II West)	420	465	514	568	628	694	767	848	937	8,103		13,942
Olean, NY	326	357	390	427	467	511	559	611	669	418		4,736
N. Charleston, SC	206	222	239	257	277	298	9,152					10,651
W. Long Branch, NJ (Monmouth)	1,382	1,506	1,640	1,786	1,945	2,119	2,307	1,440				14,125
Big Flats, NY (Big Flats I)	1,724	1,867	2,022	2,190	2,374							10,176
Mays Landing, NJ (Wrangleboro)	2,094	2,245	2,407	2,581	2,767	2,967	3,181	31,980				50,221
Plattsburgh, NY	1,683	1,823	1,974	2,138	2,318							9,936
Amherst, NY (Kmart/Blvd Cons. II)	868	938	1,015	1,097	1,187	1,283	1,388	1,500	1,623	1,603		12,501
Big Flats, NY (Big Flats IV)	63	68	73	79	86	92	100	466				1,027
Lockport, NY (Walmart/Tops)	872	944	1,022	1,107	1,199	1,298	1,406	1,523	1,649	1,786	155	12,962
Big Flats, NY (Big Flats II)	462	501	543	589	639	693	751	227				4,406
Amherst, NY (Tops Transit + French)	315	340	367	396	427	461	498	538	580	627	677	5,225
Amherst, NY (Target/Blvd Cons. II)	764	808	856	905	958	1,014	1,073	1,135	1,201	1,271	3,637	13,623
Medina, NY	236	255	275	297	320	346	373	403	435	469	463	3,873
Mays Landing, NJ (Hamilton)	1,271	1,332	1,396	1,463	1,534	1,607	1,684	1,765	1,850	1,446		15,349
Gates, NY (Westgate)	301	324	349	375	404	23,003						24,757
Boynton Beach, FL (Meadows Square)	453	485	519	556	595	637	682	483				4,410
Rome, NY (Freedom)	273	295	319	345	374	404	437	472	511	552	469	4,452
Englewood, FL (Rotonda)	223	236	250	265	281	298	315	193				2,062
Mooresville, NC	279	300	322	345	370	397	426	21,332				23,770
Alden, NY	160	173	188	208	246	266	289	313	343	393	1,836	4,416
Indian Train, NC (Union TC Ph I)	88	95	102	109	117	6,407						6,919
Cheektowaga, NY (Walmart Thruway)	284	304	325	348	372	398	426	456	487	521	1,053	4,973
Ashtabula, OH	87	93	100	107	115	6,385						6,888
Buffalo, NY (Delaware Commons)	127	137	146	157	168	180	193	17				1,125
Springville, NY	331	353	376	401	427	455	485	517	551	587	1,700	6,182
Niskayuna, NY (Mohawk)	1,335	1,414	1,497	1,585	1,679	1,778	1,883	1,994	2,112	2,237	7,535	25,049
Canandaigua, NY	373	396	421	448	476	507	539	573	609	647	748	5,736
Victor, NY (Victor Square)	95	100	107	113	120	127	135	5,802				6,599
Bayamon, PR (Rio Hondo)	941	1,011	1,076	1,169	1,256	1,351	1,442	1,561	1,679	1,805	43,451	56,743
San Juan, PR (Senorial Plaza)	244	263	279	303	326	351	375	405	436	469	11,283	14,735
Bayamon, PR (Rexville Plaza)	147	158	168	183	197	211	226	244	263	282	6,798	8,877
Arecibo, PR (Atlantico)	246	264	281	305	328	353	377	408	439	472	11,353	14,826
Merriam, KS (TIF)											7,975	7,975
DDR MDT MV, LLC		45,923			212,550							258,473
Hamilton, NJ		65,000										65,000
Payments Made Through 9/30/06	-24,550											-24,550

Total — Property Mortgages	7,010	168,527	164,711	103,078	262,338	205,213	66,662	83,248	22,364	32,881	149,478	1,265,510
Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of September 30, 2006 (con’t)
(000’s)

	2006 Payments	2007 Payments	2008 Payments		2009 Payments	2010 Payments		2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	Thereafter	Total
CONSTRUCTION LOANS
$68 Million Construction Loan					6,701									6,701
(Compass Bank)
$20 Million Construction Loan		15,573												15,573
(National City Bank)
$48 Million Construction Loan		48,000												48,000
(Wachovia Bank)
Total — Construction Loans	0	63,573	0		6,701	0		0	0	0	0	0	0	70,274

DEBT OFFERINGS
Senior Notes		111,424	99,966		274,466	499,464		499,309	348,550			199,385	100,000	2,132,566
Unsecured Notes		85,000												85,000

Total — Debt Offerings	0	196,424	99,966		274,466	499,464		499,309	348,550	0	0	199,385	100,000	2,217,565

Total — Property Mortgages,	7,010	428,524	264,677		384,245	761,802		704,522	415,212	83,248	22,364	232,267	249,478	3,553,348
Construction Loans & Debt Offerings

REVOLVING CREDIT FACILITIES & TERM LOANS
$1.2 Billion Unsecured Credit Facility						120,000	(1)							120,000
(JPMorgan Chase)
$400 Million Secured Term Loan			400,000	(1)										400,000
(Key Bank)
$60 Million Unsecured Credit Facility						5,000	(1)							5,000
(National City Bank)

Total — Debt	$7,010	$428,524	$664,677		$384,245	$886,802		$704,522	$415,212	$83,248	$22,364	$232,267	$249,478	$4,078,348

Notes:
(1)	Balance at September 30, 2006 on revolving credit facilities. The $1.2 billion JPMorgan Chase facility has one one-year extension option to 2011. The $400 million Key Bank facility has two one-year extension options to 2010. The $60 million National City Bank facility has one one-year extension option to 2011.
Summary of Consolidated Mortgage Principal Payments & Corporate Debt Maturities 3.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2006

	RVIP III B			RVIP VIII		Community Centers	Lennox Town	Sun Center
	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	DPG	Five	Center (2)	Limited (2)
Real Estate Assets	$83.8	$7.7	$117.2	$33.9	$130.4	$266.5	$21.0	$25.9
Accumulated Depreciation	(11.1)	(1.1)	(15.5)	(2.5)	(6.0)	(45.1)	(4.3)	(6.9)

Real Estate, net	72.7	6.6	101.7	31.4	124.4	221.5	16.8	19.0

Receivables, Net	0.6	0.3	10.3	1.2	1.6	7.0	1.5	0.8
Other assets	4.7	0.4	7.2	1.7	2.4	10.4	0.6	0.9
Disproportionate Share of Equity	—	—	—	—	—	—	—	—

	$78.0	$7.3	$119.2	$34.3	$128.4	$238.9	$18.9	$20.7

Mortgage Debt	$60.0	$3.0	$74.0	$23.4	$11.0	$298.0	$17.7	$20.2
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0
Other liabilities	2.1	0.3	16.7	1.5	2.8	6.0	0.8	0.6

	62.1	3.3	90.7	24.9	13.8	304.1	18.5	20.8

Accumulated equity (deficit)	15.9	4.0	28.5	9.4	114.6	(65.2)	0.4	(0.1)
Disproportionate Share of Equity	—	—	—	—	—	—	—	—

	$78.0	$7.3	$119.2	$34.3	$128.4	$238.9	$18.9	$20.7

Proportionate share of other assets/liabilities, net	$0.8	$0.1	$0.2	$0.4	$0.1	$5.7	$0.6	$0.9

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended September 30, 2006

	RVIP III B			RVIP VIII		Community Centers	Lennox Town	Sun Center
	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	DPG	Five	Center (2)	Limited (2)
Revenues from operations	$8.9	$0.7	$11.0	$4.5	$9.6	$28.3	$3.5	$3.4
Rental operation expenses	(3.3)	(0.2)	(3.1)	(1.7)	(2.6)	(8.5)	(1.0)	(0.8)

Net operating income	5.6	0.5	7.9	2.8	7.0	19.8	2.5	2.6
Depreciation and amortization expense	(1.7)	(0.2)	(2.1)	(0.8)	(2.4)	(4.8)	(0.3)	(0.6)
Interest expense	(2.8)	(0.2)	(4.3)	(1.1)	(0.6)	(12.9)	(1.1)	(1.2)

Income (loss) before gain on sale	1.1	0.1	1.5	0.9	4.0	2.1	1.1	0.8
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	(0.1)	0.5	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	(1.8)	3.7	(0.0)	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

Net income (loss)	$1.1	($1.8)	$5.7	$0.9	$4.0	$2.1	$1.1	$0.8
DDR Ownership interest	***	***	***	***	10%	50%	***	***

	$0.4	($0.4)	$1.9	$0.3	$0.4	$1.1	$0.6	$0.7
Amortization of basis differential	0.0	(0.2)	0.0	0.0	0.0	0.1	(0.1)	(0.1)

	$0.4	($0.7)	$1.9	$0.3	$0.4	$1.2	$0.5	$0.5

Proportionate share of net operating income (6)	$1.4	$0.1	$1.6	$0.7	$0.7	$9.9	$1.3	$2.1

Proportionate share of interest expense (6)	$0.7	$0.0	$0.9	$0.3	$0.0	$6.4	$0.5	$1.0

Funds From Operations (“FFO”):

Net income (loss)	$1.1	($1.8)	$5.7	$0.9	$4.0	$2.1	$1.1	$0.8
Depreciation of real property	1.7	0.5	2.2	0.8	2.4	4.8	0.3	0.6
(Gain) loss on sale	0.0	0.0	(3.7)	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

	$2.8	($1.3)	$4.2	$1.7	$6.4	$6.9	$1.4	$1.4
DDR ownership interest	***	***	***	***	10%	50%	***	***

DDR FFO	$1.1	($0.3)	$1.4	$0.6	$0.6	$3.5	$0.7	$1.1

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2006

								Coventry II
	Dublin			Jefferson	Sansone Group /		DDR Markaz	DDR
	Village (3)	DOTRS	Littleton, CO (3)	County, MO	DDRC LLC	DDR Markaz	II	Bloomfield
Real Estate Assets	$0.1	$24.7	$3.1	$6.6	$0.4	$167.4	$202.5	$69.3
Accumulated Depreciation	0.0	(4.9)	0.0	(0.6)	(0.2)	(13.3)	(10.2)	0.0

Real Estate, net	0.1	19.8	3.1	6.0	0.2	154.1	192.3	69.3

Receivables, Net	0.0	0.7	0.0	0.0	1.4	2.8	1.5	0.0
Other assets	0.0	0.8	0.2	0.3	2.6	6.5	6.7	0.1
Disproportionate Share of Equity	—	—	—	—	—	—	—	—

	$0.1	$21.3	$3.3	$6.3	$4.2	$163.4	$200.5	$69.4

Mortgage Debt	$0.0	$21.0	$0.0	$3.7	$0.0	$110.0	$150.5	$68.0
Amounts payable to DDRC	0.0	0.0	0.0	3.1	0.0	0.8	0.3	0.0
Other liabilities	0.0	0.6	0.2	0.1	0.9	3.2	0.2	0.0

	0.0	21.6	0.2	6.9	0.9	114.0	151.0	68.0
Accumulated equity (deficit)	0.1	(0.3)	3.1	(0.6)	3.3	49.4	49.5	1.4
Disproportionate Share of Equity	—	—	—	—	—	—	—	—

	$0.1	$21.3	$3.3	$6.3	$4.2	$163.4	$200.5	$69.4

Proportionate share of other assets/liabilities, net	($0.0)	$0.5	($0.0)	$0.1	$1.5	$1.2	$1.6	$0.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$1.5	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended September 30, 2006

								Coventry II
	Dublin			Jefferson	Sansone Group /		DDR Markaz	DDR
	Village (3)	DOTRS	Littleton, CO (3)	County, MO	DDRC LLC	DDR Markaz	II	Bloomfield
Revenues from operations	($0.0)	$3.0	$0.0	$0.5	$2.0	$16.6	$16.3	$0.0
Rental operation expenses	(0.0)	(0.8)	(0.1)	(0.2)	0.0	(5.5)	(5.6)	0.0

Net operating income	0.0	2.2	(0.1)	0.3	2.0	11.1	10.7	0.0
Depreciation and amortization expense	0.0	(0.4)	0.0	(0.2)	(0.0)	(3.2)	(4.1)	(0.0)
Interest expense	(0.0)	(0.5)	0.0	(0.4)	0.0	(3.5)	(6.0)	0.0

Income (loss) before gain on sale	0.0	1.3	(0.1)	(0.3)	2.0	4.4	0.6	(0.0)

Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

Net income (loss)	$0.0	$1.3	($0.1)	($0.3)	$2.0	$4.4	$0.6	($0.0)
DDR Ownership interest	63%	50%	50%	50%	***	20%	20%	20%

	($0.0)	$0.6	($0.0)	($0.1)	$1.0	$0.9	$0.1	$0.0

Amortization of basis differential	0.0	0.1	0.0	0.0	(0.3)	0.1	0.1	0.0

	$0.0	$0.6	$0.0	($0.1)	$0.8	$1.1	$0.3	$0.0

Proportionate share of net operating income (6)	($0.0)	$1.1	($0.0)	$0.2	$1.0	$2.2	$2.1	$0.0

Proportionate share of interest expense (6)	$0.0	$0.2	$0.0	$0.2	$0.0	$0.7	$1.2	$0.0

Funds From Operations (“FFO”):

Net income (loss)	($0.0)	$1.3	($0.1)	($0.3)	$2.0	$4.4	$0.6	$0.0
Depreciation of real property	0.0	0.4	0.0	0.2	0.0	3.2	4.1	0.0
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

	$0.0	$1.7	($0.1)	($0.1)	$2.0	$7.6	$4.7	$0.0
DDR ownership interest	63%	50%	50%	50%	***	20%	***	20%

DDR FFO	($0.0)	$0.8	($0.0)	($0.0)	$1.0	$1.5	$1.1	$0.0

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2006

					Coventry II DDR
	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Phoenix	Coventry II DDR	Coventry II DDR	Coventry II DDR
	Buena Park	Fairplain Plaza	Merriam Village	Montgomery Farm	Spectrum	SM (4)	Totem Lakes	Tri-County Mall
Real Estate Assets	$95.0	$27.2	$21.0	$15.0	$74.8	$171.9	$39.9	$194.9
Accumulated Depreciation	(3.3)	(0.2)	0.0	0.0	(2.9)	0.0	(1.7)	(1.4)

Real Estate, net	91.7	27.0	21.0	15.0	71.9	171.9	38.2	193.5

Receivables, Net	0.7	0.1	0.0	0.0	1.3	3.4	0.1	1.2
Other assets	2.1	0.4	0.6	0.7	1.5	17.2	0.6	20.7
Disproportionate Share of Equity	—	—	—	—	—	—	—	—

	$94.5	$27.5	$21.6	$15.7	$74.7	$192.5	$38.9	$215.4

Mortgage Debt	$61.0	$15.9	$18.5	$8.5	$47.5	$139.0	$26.0	$170.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	3.1	0.2	1.1	0.0	3.2	4.7	1.0	8.1

	64.1	16.1	19.6	8.5	50.7	143.7	27.0	178.1
Accumulated equity (deficit)	30.4	11.4	2.0	7.2	24.0	48.8	11.9	37.3
Disproportionate Share of Equity	—	—	—	—	—	—	—	—

	$94.5	$27.5	$21.6	$15.7	$74.7	$192.5	$38.9	$215.4

Proportionate share of other assets/liabilities, net	($0.1)	$0.1	($0.1)	$0.1	($0.1)	$3.2	($0.1)	$2.5

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended September 30, 2006

					Coventry II DDR
	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Phoenix	Coventry II DDR	Coventry II DDR	Coventry II DDR
	Buena Park	Fairplain Plaza	Merriam Village	Montgomery Farm	Spectrum	SM (4)	Totem Lakes	Tri-County Mall

Revenues from operations	9.1	0.9	0.0	0.0	5.4	0.8	2.7	6.9
Rental operation expenses	(4.2)	(0.3)	(0.0)	(0.0)	(2.4)	(0.3)	(1.0)	(2.5)

Net operating income	4.9	0.6	(0.0)	0.0	3.0	0.5	1.7	4.5
Depreciation and amortization expense	(1.5)	(0.2)	0.0	0.0	(0.9)	0.0	(0.5)	(1.2)
Interest expense	(3.0)	(0.5)	0.0	0.0	(1.4)	(0.4)	(1.5)	(4.6)

Income (loss) before gain on sale	0.4	(0.1)	(0.0)	(0.0)	0.7	0.1	(0.2)	(1.5)
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

Net income (loss)	$0.4	($0.1)	$0.0	$0.0	$0.7	$0.1	($0.2)	($1.5)
DDR Ownership interest	20%	20%	20%	20%	20%	20%	20%	20%

	$0.1	($0.0)	($0.0)	$0.0	$0.1	$0.0	($0.0)	($0.3)
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$0.1	$0.0	$0.0	$0.0	$0.1	$0.0	($0.0)	($0.3)

Proportionate share of net operating income (6)	$1.0	$0.1	($0.0)	$0.0	$0.6	$0.1	$0.4	$0.9

Proportionate share of interest expense (6)	$0.6	$0.1	$0.0	$0.0	$0.3	$0.1	$0.3	$0.9

Funds From Operations (“FFO”):

Net income (loss)	0.4	(0.1)	(0.0)	(0.0)	0.7	0.1	(0.2)	(1.5)
Depreciation of real property	1.5	0.2	0.0	0.0	0.9	0.0	0.5	1.2
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

	$1.9	$0.1	$0.0	$0.0	$1.6	$0.1	$0.3	($0.2)
DDR ownership interest	20%	20%	20%	20%	20%	20%	20%	20%

DDR FFO	$0.4	$0.0	($0.0)	$0.0	$0.3	$0.0	$0.1	($0.0)

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2006

	Coventry II DDR	Coventry II DDR	DDR/Macquarie		DDR/Macquarie	Sold/Acquired JVs		DDRs Proportionate
	Ward Parkway	Westover	Fund LLC	DDR MDT PS LLC	Management	(5)	Total	Share
Real Estate Assets	$60.3	$25.2	$1,738.2	$117.5	$0.0	$0.0	$3,741.6	$736.0
Accumulated Depreciation	(3.1)	(0.4)	(79.0)	(0.8)	0.0	0.0	(214.5)	(59.4)

Real Estate, net	57.2	24.8	1,659.2	116.7	0.0	0.0	3,527.1	676.6

Receivables, Net	2.3	0.4	29.7	4.3	0.0	0.4	73.7	16.0
Other assets	1.0	1.2	31.6	3.8	7.9	2.2	137.0	32.4
Disproportionate Share of Equity	—	—	—	—	—	—	—	4.5	(7)

	$60.5	$26.4	$1,720.5	$124.8	$7.9	$2.6	$3,737.8	$729.5

Mortgage Debt	$36.0	$17.5	$1,040.3	$86.0	$0.0	$0.0	$2,526.6	$549.2
Amounts payable to DDRC	0.0	0.0	4.0	0.0	$0.0	0.0	8.3	2.4
Other liabilities	2.2	0.9	24.4	2.4	$1.6	1.1	90.3	19.5

	38.2	18.4	1,068.7	88.4	1.6	1.1	2,625.2	571.1
Accumulated equity (deficit)	22.3	8.0	651.8	36.4	6.3	1.5	1,112.6	153.9
Disproportionate Share of Equity	—	—	—	—	—	—	—	4.5	(7)

	$60.5	$26.4	$1,720.5	$124.8	$7.9	$2.6	$3,737.8	$729.5

Proportionate share of other assets/liabilities, net	$0.2	$0.1	$5.4	$0.0	$3.1	$0.6	$28.6

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1.5

Combining Statements of Operations
for the period ended September 30, 2006

	Coventry II DDR	Coventry II DDR	DDR/Macquarie		DDR/Macquarie	Sold/Acquired JVs		DDRs Proportionate
	Ward Parkway	Westover	Fund LLC	DDR MDT PS LLC	Management	(5)	Total	Share
Revenues from operations	$6.1	$2.2	$144.1	$3.5	$1.2	$18.4	$309.9	$68.1
Rental operation expenses	(3.0)	(1.1)	(44.8)	(1.4)	(0.2)	(7.6)	(102.3)	(22.0)

Net operating income	3.1	1.1	99.3	2.1	1.0	10.8	207.6	46.1
Depreciation and amortization expense	(0.9)	(0.3)	(27.4)	(0.9)	(0.5)	(4.7)	(59.7)	(12.6)
Interest expense	(1.9)	(0.6)	(38.7)	(1.7)	0.0	(6.5)	(95.1)	(22.2)

Income (loss) before gain on sale	0.3	0.2	33.2	(0.5)	0.5	(0.4)	52.7	11.3
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.2	0.2	(0.0)
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.6	0.9	0.1
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	18.0	19.9	2.2
Disproportionate Share of Income	—	—	—	—	—	—	—	8.7 (8)

Net income (loss)	$0.3	$0.2	$33.2	($0.5)	$0.5	$18.4	$73.8	$22.4
DDR Ownership interest	20%	20%	***	***	***	***	***

	$0.1	$0.1	$7.1	$0.2	$0.3	$7.5	$22.4	$22.4
Amortization of basis differential	0.0	0.0	0.8	0.0	0.0	0.0	0.6	0.6

	$0.1	$0.1	$7.9	0.2	0.3	$7.5	$23.0	$23.0

Proportionate share of net operating income (6)	$0.6	$0.2	$14.4	$0.0	$0.5	$2.9	$46.1

Proportionate share of interest expense (6)	$0.4	$0.1	$5.6	$0.0	$0.0	$1.6	$22.2

Funds From Operations (“FFO”):

Net income (loss)	0.3	0.2	33.2	(0.5)	0.5	18.4	73.8	22.4
Depreciation of real property	0.9	0.3	27.4	0.9	0.5	5.1	60.5	12.8
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	(17.7)	(21.4)	(2.6)
Disproportionate Share of Income	—	—	—	—	—	—	—	0.2 (9)

	$1.2	$0.5	$60.6	$0.4	$1.0	$5.8	$112.9	$32.8

DDR ownership interest	20%	20%	***	***	***	***	***

DDR FFO	$0.2	$0.1	$11.0	$0.1	$0.5	$6.9	$32.8

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3)	Represents undeveloped land.

(4)	Represents operating income of Coventry II DDR SM LLC as of the acquisition date of September 22, 2006.

(5)	Represents residual joint venture assets sold to the MDT Joint Venture, operating income of the joint ventures in Phoenix, Arizona; Pasedena, California; Salisbury, Maryland; and Apex, North Carolina acquired by DDR in 2006 and operating income of the RVIP III and Kildeer joint ventures, which were sold in 2006. Additionally, this amount includes the operating income of the KLA/SM joint venture assets acquired by DDR through August 2006 and subsequently sold to the Coventry II DDR SM joint venture in September 2006.

(6)	Does not include share of net operating income or interest expense for sales of properties classified as discontinued operations.

(7)	Adjustments represent the effect of promoted equity structures. These adjustments are primarily at the RVIP IIIB, RVIP VII, RVIP VIII and the DDR/Macquarie Fund LLC joint ventures.

(8)	Adjustments represent the effect of promoted interests on DDR’s share of the income primarily from an asset management promote through DDR/Macquarie Fund LLC and promoted income from the sale of the shopping centers in Kildeer, IL and the RVIP VII Joint Ventures.

(9)	Adjustments associated with Coventry’s minority ownership interests primarily at the RVIP IIIB, RVIP VII, and RVIP VIII joint ventures.

***	See Section 4.2, Joint Venture Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.
Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP IIIB
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL

Major Tenants:	Century Theater	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Harware	J. Crew
	Victoria’s Secret	Pier 1 Imports
	GAP	Banana Republic
	Barnes & Noble	Ann Taylor

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A
Capital Structure (in millions)

DDRC	$3.6
Prudential	10.4
Coventry	1.9

Total Capital	$15.9

Debt	$60.0

Total Debt & Equity	$75.9

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VI
Date Formed:	October 1999
Property Name/Location:	Cherokee North — Overland Park, KS

Major Tenants:	Osco Drug
Deals Nothing Over $1
Bargains 365

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross operating revenues
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Capital Structure (in millions)

DDR	$0.9
PREI	3.0
Coventry	$0.1

Total Capital	$4.0

Debt	$3.0

Total Debt & Equity	$7.0

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program VII LLC
Date Formed:	November 2000
Property Name/Location:	The joint venture consists of the following 2 properties:

Downtown Pleasant Hill — Pleasant Hill, CA
Valley Central Shopping Center — Lancaster, CA

Major Tenants:	Century Theater	Michael’s
	Ross Stores	Staples
	Wal-Mart	Bed, Bath & Beyond
	Cinemark	Albertson’s Marshalls

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):	(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate P

Fees to DDR
Management Fee:	3.2% of gross rents
Construction Management Fee:	5% of hard and soft costs
Asset Management Fee:	.6% (DDR’s pro-rata share of Coventry’s .8% fee)
Leasing Fees (without co-broker):	5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet)
4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Capital Structure (in millions)

DDR	$4.3
PREI	16.7
Coventry	7.5

Total Capital	$28.5

Debt	$74.0

Total Debt & Equity	$102.5

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VIII
Date Formed:	September 2003
Property Name/Location:	Shops@Tech.Ridge — Austin, TX

Major Tenants:	Target	Linen’s ‘N Things
	Pier One	Toys ‘R Us
	Dress Barn	Hobby Lobby
	Rack Room Shoes	Office Depot
	PetsMart	Best Buy
Ross Dress for Less

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	N/A
Leasing Fees: *	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 9,999 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot (spaces 20,000 square feet and greater)
3% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% on renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 - 9,999 square feet)
2% on renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot on renewals (spaces 20,000 square feet and greater)
4% on new leases years 1-5; 2% years 6-10; (outparcels/ground leases)
2% on renewals on years 1-5; 1% years 6-10 (outparcels/ground leases)
6% on Gross Sales Price up to $500,000 (outparcels)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Development Fee: *	5% of all development and tenant improvement work performed
Tenant Coordination Fee: *	$5,000 for each in-line space less than 10,000 square feet
Capital Structure (in millions)

DDRC	$2.5
Prudential	7.5
Coventry	(0.6)

Total Capital	$9.4

Debt	$23.4

Total Debt & Equity	$32.8

* Fees shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DPG Realty Holdings LLC
Date Formed:	October 2004
Property Name/Location:	The joint venture consists of the following twelve properties:

	Tops Plaza — Elmira, NY	Tops Plaza — Avon, NY
	Tops Plaza — Hamburg, NY	Tops Plaza — Hamlin, NY
	Tops Plaza — Norwich, NY	Farragut Pointe — Farragut, TN
	Tops-Gander Mnt. Plaza — Tonawanda, NY	Columbia Square — Columbia, TN
	Tops Plaza — Arcade, NY	Five Forks Crossing — Lilburn, GA
	Tops Plaza — Tonawanda, NY	Five Forks Village — Lawrenceville, GA

Major Tenants:	Bi-Lo
BJ’s Wholesale Club
Gander Mountain Company
Kroger
Tops

Partnership Structure
Equity Contribution:	10.0% — JDN QRS, Inc.
90.0% — Prudential Insurance Company of America (PICA)

Cash Flow Distribution:	10.0% — JDN QRS, Inc.
90.0% — Prudential Insurance Company of America (PICA)

Fees to DDR
Management Fee:	4% of gross income
Construction Supervision Fee:	5% of gross cost of all development and tenant improvement work (including hard and soft costs)
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
4% on new leases on years 1-5; 2% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
3% for renewals on years 1-5; 1.5% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
2.5% for renewals on years 1-5; 1.25% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
2% for renewals on years 1-5; 1% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals with a material amendment to the lease; 1$ if renewed without a material amendment (spaces > 20,000 square feet)
4% on new outparcels/ground leases on years 1-5; 2% on remainder of term, max 10 years
2% on renewal outparcels/ground leases on years 1-5; 1% on remainder of term, max 10 years
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,000 - $1,000,000 (outparcel sales)
4% of gross sales prices ≥ $1,000,000 (outparcel sales)
Capital Structure (in millions)

JDN	$11.5
PICA	103.1

Total Capital	$114.6

Debt	$11.0

Total Debt & Equity	$125.6

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998; DDRA CC Seven, L.P. merged July, 2005
Property Name/Location:	The joint venture consists of the following six properties:

	Foothills Towne Center — Ahwatukee, AZ	Maple Grove Crossing — Maple Grove, MN
	Arrowhead Crossing — Phoenix, AZ	Tanasbourne Town Center — Portland, OR
	Eagan Promenade — Eagan, MN	Eastchase Market — Fort Worth, TX

Major Tenants:	AMC Theatre	Ethan Allen (not owned)	OfficeMax
	Ashley’s Furniture	Famous Footwear	Old Navy
	Babies ‘R Us	Gander Mountain	Petco
	Barnes & Noble	Haggan’s	Petsmart
	Bassett Furniture	JoAnn, Etc.	Pier 1 Imports
	Bed Bath & Beyond	Kohl’s Department	Ross Dress for Less
	Best Buy	Linens ‘N Things	Staples
	Byerly’s	Mac Frugal’s	Stein Mart
	Circuit City	Mervyns (not owned)	Target (not owned)
	Comp USA	Michael’s	TJ Maxx
	Cub Foods (not owned)	Nordstrom Rack (not owned)	United Artists Theatre
	DSW Shoe Warehouse	Office Depot

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Capital Structure (in millions)

DDR	$(32.6)
DRA Advisors	(32.6)

Total Capital (1)	$(65.2)

Payable to DDR	$0.1

Debt	$298.0

Total Debt & Equity	$232.9

(1) Equity position is attributable to the Company refinancing mortgage debt at the fair market value of the assets, which is different than the historical net assets of the joint venture.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center — Columbus, OH

Major Tenants:	AMC Theatres Lennox 24
Barnes & Noble
Staples
Target

Partnership Structure
Equity Contribution:	50% — DDR
50% — Casto Properties

Cash Flow Distribution:	50% — DDR
50% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$0.2
Casto Properties	0.2

Total Capital	$0.4

Debt	$17.7

Total Debt & Equity	$18.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center — Columbus, OH

Major Tenants:	Ashley Furniture Homestore
Babies ‘R Us
Michael’s
Staples
Stein Mart
Whole Food Markets

Partnership Structure
Equity Contribution:	79.45% — DDR
20.55% — Casto Properties

Cash Flow Distribution:	79.45% — DDR
20.55% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$(0.1)
Casto Properties	—

Total Capital (1)	$(0.1)

Debt	$20.2

Total Debt & Equity	$20.1

(1) Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons — Macedonia, Ohio

Major Tenants:	Kohl’s Department Store
Tops Markets
Wal-Mart (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Cash Flow Distribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Fees to DDR
Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$(0.15)
The State Teachers Retirement Board	(0.15)

Total Capital	$(0.3)

Debt	$21.0

Total Debt & Equity	$20.7

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO

Major Tenants:	Deal$
Home Depot (not owned)
Sally Beauty Supply
Shoe Carnival
Target (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% — DDR
50% — The Sansone Group

Fees to DDR
Management Fee:	1.5% of gross rental income
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75% on renewals
Capital Structure (in millions)

DDRC	$(0.3)
The Sansone Group	(0.3)

Total Capital (1)	$(0.6)

Payable to DDR	$3.1

Debt	$3.7

Total Debt & Equity	$6.2

(1) Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz LLC (Kuwaiti Financial Centre)
Date Formed:	May 2003
Property Name/Location:	The joint venture consists of the following seven properties:

	Hilltop Plaza — Richmond, CA	Highland Grove Shopping Center— Highland, IN
	Derby Square — Grove City, OH	Springfield Commons Shopping Center — Toledo, OH
	Oviedo Park — Oviedo, FL	Apple Blossom Corners — Winchester, VA
North Pointe Plaza — Tampa, FL

Major Tenants:	Babies R Us	Marshalls
	Barnes & Noble	Martin’s Food Store
	Bed Bath & Beyond	Michael’s
	Books-A-Million	OfficeMax
	Borders Books (not owned)	Old Navy
	Century Theatre	Petco
	Circuit City	Petsmart
	Gander Mountain	Publix
	Giant Eagle	Ross Dress for Less
	Jewel (not owned)	Shoe Carnival
	Kohl’s	Target (not owned)
	Linens ‘N Things	T.J. Maxx
	Lowe’s (not owned)	Wal-mart (not owned)

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual internal rate of return, and (ii) 20% to DDR and 80% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	5.5% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Capital Structure (in millions)

DDR	$9.9
Markaz	39.5

Total Capital	$49.4

Payable to DDR	$0.8

Debt	$110.0

Total Debt & Equity	$160.2

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz II LLC (Kuwaiti Financial Centre II)
Date Formed:	November 2004
Property Name/Location:	The joint venture consists of the following thirteen properties:

	Culver Ridge Plaza — Irondequoit, NY	Oxford Place — Oxford, MS
	Tops Plaza — LeRoy, NY	Midway Plaza — Loganville, GA
	Tops Plaza — Jamestown, NY	Chillicothe Place — Chillicothe, OH * excluding Lowe’s
	Tops Plaza — Ontario, NY	Northcreek Commons — Goodlettsville, TN
	Tops Plaza Union — Cheektowaga, NY	Panorama Plaza — Rochester, NY
	Tops Plaza — Warsaw, NY	Crossroads Centre — Orchard Park, NY
Tops Plaza Robinson — Amherst, NY

Major Tenants:	AJ Wright	Lowe’s (not owned)
	Blockbuster Video	Office Max
	Dollar Tree	Regal Cinemas
	Factory Card Outlet	Stein Mart
	Kroger	Tops Markets
Linens ‘N Things

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 11.5% annual internal rate of return, and (ii) 50% to DDR and 50% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	6.25% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Capital Structure (in millions)

DDR	$9.9
Markaz	39.6

Total Capital	$49.5

Receivable from DDR	$(1.2)

Payable to DDR	$0.3

Debt	$150.5

Total Debt & Equity	$199.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Bloomfield LLC
Date Formed:	August 2006
Property Name/Location:	Bloomfield Park — Bloomfield Hills, MI

Major Tenants:	To be announced

Partnership Structure
Coventry II DDR Bloomfield LLC

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund
20% — DDR

Coventry II DDR Harbor Bloomfield Phase I LLC

Equity Contribution:	50% — BP 1, LLC
50% — Coventry II DDR Bloomfield LLC

Cash Flow Distribution:	50% — BP 1, LLC
50% — Coventry II DDR Bloomfield LLC

Coventry II DDR Harbor Bloomfield Phase II LLC

Equity Contribution:	70% — BP 2, LLC
30% — Coventry II DDR Bloomfield LLC

Cash Flow Distribution:	70% — BP 2, LLC
30% — Coventry II DDR Bloomfield LLC

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	4% of all hard and soft costs
Leasing Fees:	$3 per square foot (for initial leasing during development)
6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$1.1
DDR	0.3

Total Capital	$1.4

Debt	$68.0

Total Debt & Equity	$69.4

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

**	Fee shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Buena Park LLC
Date Formed:	November 2004
Property Name/Location:	Buena Park Mall — Buena Park, CA

Major Tenants:	Ross Dress For Less	Circuit City
	PetsMart	Office Depot
	Kohl’s	Walmart
	Bed Bath & Beyond	Sears
	Michael’s	Steve & Barry’s University
	DSW Shoe Warehouse	Tower Records
Krikorian Premier Theater

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$24.3
DDR	6.1

Total Capital	$30.4

Debt	$61.0

Total Debt & Equity	$91.4

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Fairplain LLC
Date Formed:	May 2006
Property Name/Location:	Fairplain Plaza — Benton Harbor, MI

Major Tenants:	Target (not owned)	Pier 1 Imports
	TJ Maxx	Dunham’s Sports
	Office Depot	Old Navy
	Dollar Tree	Rite Aid

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$9.1
DDR	2.3

Total Capital	$11.4

Debt	$15.9

Total Debt & Equity	$27.3

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial
Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Merriam Village LLC
Date Formed:	March 2005
Property Name/Location:	Merriam Village - Merriam, Kansas

Major Tenants:	To be announced

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$1.6
DDR	0.4

Total Capital	$2.0

Debt	$18.5

Total Debt & Equity	$20.5

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

**	Fee shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Montgomery Farm LLC
Date Formed:	May, 2006
Property Name/Location:	Montgomery Farm — Allen, TX

Major Tenants:	To be Announced

Partnership Structure
Coventry II DDR/Trademark Montgomery Farm L.P.

Equity Contribution:	50% — Trademark Montgomery Farm L.P
50% — Coventry II DDR Montgomery Farm LLC

Cash Flow Distribution:	50% — Trademark Montgomery Farm L.P
50% — Coventry II DDR Montgomery Farm LLC

Coventry II DDR Montgomery Farm LLC

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund
20% — DDR

Fees to DDR
Management Fee:	2% of gross income
Development Fee:	1% of all hard and soft costs
Lease Review Fee:	$1 per square foot
Capital Structure (in millions)

Coventry II Fund	$5.8
DDR	1.4

Total Capital	$7.2

Debt	$8.5

Total Debt & Equity	$15.7

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Phoenix Spectrum LLC
Date Formed:	March 2004
Property Name/Location:	Spectrum Mall — Phoenix, AZ

Major Tenants:	Wal-Mart
Costco Wholesale
Ross Dress For Less
PetsMart
Walgreens
Harkins Theater
Famous Footwear
Big 5 Sporting Goods

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$19.2
DDR	4.8

Total Capital	$24.0

Debt	$47.5

Total Debt & Equity	$71.5

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Service Holdings LLC
Date Formed:	September 2006
Property Name/Location:	The Joint Venture consists of 51 fee simple, leasehold and groundlease interests previously owned by the Service Merchandise Company, Inc. In total, these properties are located in 24 states across the United States.

Partnership Structure
Equity Contribution:	20.00% — DDR
61.95% — Coventry Real Estate Fund II, LLC
18.05% — Coventry Fund II Parallel Fund, LLC

Cash Flow Distribution:	20.00% — DDR
61.95% — Coventry Real Estate Fund II, LLC
18.05% — Coventry Fund II Parallel Fund, LLC

Fees to DDR
Management Fee:	4.0% of gross income
Development Fee:	5.0% of all hard costs
Leasing Fees:	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-10 (ground leases)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
Commission on Outparcel Sales:	6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

DDR	$9.8
Coventry Real Estate Fund II	30.2
Coventry Fund II Parallel Fund	8.8

Total Capital	$48.8

Payable to DDR	$—

Debt	$139.0

Total Debt & Equity	$187.8

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Totem Lakes LLC
Date Formed:	January 2004
Property Name/Location:	Totem Lakes Mall — Kirkland, WA

Major Tenants:	Guitar Center	Denny’s Pet World
	Trader Joe’s	CompUSA
	Big 5 Sporting Goods	Famous Footwear
	Totem Lake Theater	Ross Dress For Less
Rite Aid

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$9.5
DDR	2.4

Total Capital	$11.9

Debt	$26.0

Total Debt & Equity	$37.9

*	Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Tri County LLC
Date Formed:	May 2006
Property Name/Location:	Tri County Mall — Cincinnati, OH

Major Tenants:	Dillard’s	Macy’s (Not Owned)
	Abercrombie & Fitch	Sears
	Limited	New York & Co.
	Victoria’s Secret	Ann Taylor Loft

Partnership Structure
Thor Gallery at Tri County, LLC

Ownership Percentage:	.5% — Thor MM Gallery at Tri County, LLC
9.5% — Thor Gallery at Tri County Mezz, LLC
90.0% — Coventry II DDR Tri County LLC

Equity Contribution:	.5% — Thor MM Gallery at Tri County, LLC
9.5% — Thor Gallery at Tri County Mezz, LLC
90.0% — Coventry II DDR Tri County LLC

Coventry II DDR Tri County LLC
Equity Contribution:	80% — Coventry II Fund *
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	The Greater of $650,000 or 2.5% of Gross Income
Development/Leasing Fee:	$500,000

Capital Structure (in millions)

Coventry II Fund	$29.9
DDR	7.4

Total Capital	$37.3

Debt	$170.0

Total Debt & Equity	$207.3

*	Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Ward Parkway LLC
Date Formed:	June 2003
Property Name/Location:	Ward Parkway — Kansas City, MO

Major Tenants:	Target (not owned)	Old Navy
	Dillards	Off Broadway Shoes
	Pier One Imports	24 Hour Fitness
	TJ Maxx	Dick’s Sporting Goods
	AMC Theatre	Petsmart

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$17.8
DDR	4.5

Total Capital	$22.3

Debt	$36.0

Total Debt & Equity	$58.3

*	Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Westover LLC / DDR DB 151 Ventures LP
Date Formed:	June 2004
Property Name/Location:	Westover Marketplace — San Antonio, TX

Major Tenants:	Target (not owned)
Lowe’s (not owned)
Ross
Petsmart
Sportsman’s Warehouse
Office Depot

Partnership Structure
DDR DB 151 Ventures LP

Ownership Percentage:	50% — Coventry II DDR Westover LLC
50% — ERA 151 Partners, Ltd. (Development Partner)
(No equity contributions at the partnership level)

Cash Flow Distribution:	50% — Coventry II DDR Westover LLC
50% — ERA 151 Partners, Ltd. (Development Partner)
(After repayment of 10.5% interest on the Coventry II DDR Westover loan and repayment of the loan)

Coventry II DDR Westover LLC

Equity Contribution:	80% — Coventry II Fund*
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund*
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	1% of all project costs less land
Leasing Fees: **	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$6.4
DDR	1.6

Total Capital	$8.0

Debt	$17.5

Total Debt & Equity	$25.5

*	DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

**	Fee shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)
Date Formed:	November 2003
Property Name/Location:	The joint venture consists of the following 48 properties:

	Union Consumer Square — Cheektowaga, NY	The Plazas at Great Northern — North Olmsted, OH
	Walden Consumer Square — Cheektowaga, NY	Riverdale Village — Coon Rapids, MN
	Dick’s Plaza — Cheektowaga, NY	Midway Marketplace — St. Paul, MN
	Walden Place — Cheektowaga, NY	River Hills Shopping Center — Asheville, NC
	Borders Books — Cheektowaga, NY	Township Marketplace — Monaca, PA
	Eastgate Plaza — Clarence, NY	The Marketplace — Nashville, TN
	Premier Place — Clarence, NY	BJ’s Batavia — Batavia, NY
	Regal Cinemas — Clarence, NY	Tops Plaza — Batavia, NY
	Jo-Ann Plaza — Clarence, NY	Batavia Commons — Batavia, NY
	Barnes & Noble — Clarence, NY	Towne Center — Murfreesboro, TN
	New Hartford Consumer Square — Utica, NY	Perimeter Pointe — Atlanta, GA
	Merriam Town Center — Merriam, KS	Woodfield Village Green — Schaumburg, IL
	Spring Creek Center — Fayetteville, AR	Fairfax Towne Center — Fairfax, VA
	Steele Crossing — Fayetteville, AR	Belden Park Crossings — Canton, OH
	Carillon Place — Naples, FL	Independence Commons — Independence, MO
	Towne Center Prado — Marietta, GA	Erie Marketplace — Erie, PA
	Shoppers World — Framingham, MA	Riverchase Promenade — Birmingham, AL
	Harbison Court — Columbia, SC	Lakepointe Crossing — Lewisville, TX
	Connecticut Commons — Plainville, CT	Lake Brandon Village — Brandon, FL
	Pioneer Hills — Aurora, CO	Lake Brandon Plaza — Brandon, FL
	Cool Springs Pointe — Brentwood, TN	MacArthur Marketplace — Irving, TX
	Brown Deer Center — Brown Deer, WI	Shoppers World of Brookfield — Brookfield, WI
	Brown Deer Market — Brown Deer, WI	Parker Pavilions — Parker, CO
	McDonough Marketplace — McDonough, GA	Grandville Marketplace — Grandville, MI

Dick’s Sporting Goods
Major Tenants:	A.C. Moore	DSW Shoe Warehouse/Filene’s	PetSmart
	AMC Theatres/General Cinema	Basement	Pier 1 Imports
	Barnes & Noble Superstores	Famous Footwear	Publix Supermarkets
	Bed Bath & Beyond	Hallmark	Regal Cinemas
	Best Buy	Home Depot	Ross Dress for Less
	BJ’s Wholesale Club	Jo-Ann Stores	Safeway
	Blockbuster	Kohl’s	Sports Authority
	Bobs	Linens ‘N Things	Stein Mart
	Borders Books	Lowe’s	Supervalue, Inc.
	Catherine’s/Fashion Bug/Lane Bryant	Michael’s	TJX Companies
	Cinemark Theatres	Office Depot	Toys “R” Us/Babies “R” Us
	Circuit City	OfficeMax	United Artists Theatre
	Comp USA	Old Navy (Gap, Inc.)	Wal-Mart/Sam’s Club
	Cost Plus World Market	Party City

Partnership Structure
Equity Contribution:	14.78% — DDR	Cash Flow Distribution: Variable*
0.64% — Macquarie Bank Limited (“MBL”)
84.58% — Macquarie DDR Trust (“MDT”)

Promote:	Quarterly Base Fee allocation to DDR and MBL. If certain criteria are met, there is a special income allocation to DDR and MBL for a Performance Fee.
Joint Venture Partnership Summaries 4.2

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of 20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price $1,000,000 or over
Sponsor’s Fee:	DDR received $2.9 million which was paid upon completion of the Australian initial public offering.
Acquisition Fees:	Up to 1.0% of the purchase price for third party assets
Disposition Fee:	Market rate not to exceed 1% of the sale price of the property to a third party
Debt Placement Fee:	50bp of the borrowings raised
Due Diligence Fee:	12.5bp of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:	5.0% of the cost of capital improvements
Maintenance Service Fee:	Based on time spent at the properties by DDR personnel
Capital Structure (in millions)

DDR	$97.3
MBL	4.2
MDT	556.7

Total Capital	$658.2

Payable to DDR, net	$2.2

Debt	$1,040.3

Total Debt & Equity	$1,700.7

* DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage of the fair market value of the properties held by DDR Macquarie Fund LLC plus the book value of certain other assets held by DDR Macquarie Fund LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30 2006

Joint Venture Investment Summary

Joint Venture Name:	DDR MDT PS LLC
Date Formed:	June 2006
Property Name/Location:	The joint venture consists of the following 6 properties:

	The Shops at Turner Hill — Lithonia, GA	McKinney, TX — McKinney, TX
	Flatacres Marketcenter — Parker, CO	The Marketplace at Towne Center — Mesquite, TX
	Frisco Marketplace — Frisco, TX	Overland Pointe Marketplace — Overland Park, KS

Major Tenants:	Babies R Us	Linens ‘N Things
	Bed Bath & Beyond	Michael’s
	Famous Footwear	Pier 1 Imports
	Gart Sports	Ross Dress for Less
	Golf Galaxy	Toys R Us
Kohl’s

Partnership Structure
Equity Contribution:	Peferred:
100% — MDT (entitled to a 9% return)

Common:
Senior 85.5% — MDT (entitled to a 10% return)
Subordinate 14.5% — DDR (entitled to a 10% return)

Cash Flow Distribution:	Variable*

Promote:	DDR is entitled to a 20% promote and 14.5% of the remaining 80% that is allocated to all members in proportion to their ownership interests once all cash flow distributions discussed above are achieved.

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of 20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price $1,000,000 or over
Acquisition Fees:	Up to 1.0% of the purchase price for third party assets
Disposition Fee:	Market rate not to exceed 1% of the sale price of the property to a third party
Debt Placement Fee:	12.5bps of the borrowings raised
Structuring & Advising Fee:	25bps of purchase price
Due Diligence Fee:	25bps of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:	5.0% of the cost of capital improvements
Maintenance Service Fee:	Based on time spent at the properties by DDR personnel
Capital Structure (in millions)

DDR	$1.9	**
MDT — preferred	12.6
MDT — senior	21.7

Total Capital	$36.2

Receivable from DDR, net	$(2.9)	(primarily master lease receivable)

Debt	$86.0

Total Debt & Equity	$119.3

* (i) DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage (0.45%) of the fair market value of the properties held by DDR MDT PS LLC plus the book value of certain other assets held by DDR MDT PS LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee. After distribution of Base Fee (ii) to MDT in an amount equal to their 9% preferred return on $12.2 million, (iii) to MDT in an amount equal to their 10% senior return on $20.8 million, (iv) to DDR in an amount equal to their 10% subordinate return on $3.5 million, (v) 20% of remaining funds to DDR with 14.5% to DDR and 85.5% to MDT of remaining 80%.
** Due to subordination of returns, investment balance on DDR accounts is at $0.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Consolidated Joint Ventures
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	*	DDR MDT MV LLC
Date Formed:		September 2005
Property Name/Location:		The joint venture consists of 37 fee simple, leasehold and groundlease interests.
The properties are located in California, Arizona, Nevada and Texas.

Partnership Structure
Equity Contribution:		50.0225% — DDR	Cash Flow Distribution: Variable (1)
49.9775% — Macquarie DDR Trust (“MDT”)

Promote:		Quarterly Base Fee allocation to DDR and MBL. If certain criteria are met, there is a special income allocation to DDR and MBL for a Performance Fee.

Fees to DDR
Property Management Fee:		4.0% of gross revenues
Development Fee:		5.0% of total costs for all improvements
Leasing Fees (without co-broker):		6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of 20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:		6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price $1,000,000 or over
Acquistion Fee		Up to 1.0% of the purchase price for third party assets
Debt Placement Fee		12.5bp of the borrowings raised
Structuring & Advisory Fee		25bp of Purchase Price
Disposition Fee:		Market rate not to exceed 1% of the sale price of the property to a third party
Due Diligence Fee:		12.5bp of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:		5.0% of the cost of capital improvements
Capital Structure (in millions)

DDR	$78.75
MDT	78.75
MBL	—

Total Capital	$157.5

Payable to DDR	$0.1

Debt	$258.5

Total Debt & Equity	$416.1

* The joint venture was consolidated into DDR in accordance with FIN 46.
(1) DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage of the fair market value of the properties held by DDR MDT MV LLC plus the book value of certain other assets held by DDR MDT MV LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	*Shea and Tatum Associates Limited Partnership
Date Formed:	January 1, 1995 (acquired January 2, 2003)
Property Name/Location:	Paradise Village Gateway — Phoenix, AZ

Major Tenants:	Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples

Partnership Structure
Equity Contribution:	67% — DDR
33% — Churchill Family Trust

Cash Flow Distribution:	67% — DDR
33% — Churchill Family Trust

Fees to DDR
Management Fee:	5% of gross income
Development Fee:	5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):	$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 — 10,000 square feet
$2.50 per square foot for spaces 10,000 — 25,000 square feet
$2.00 per square foot for spaces 25,000 — 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:	5% of gross sales price
Capital Structure (in millions)

DDR	$4.4
Churchill Family Trust	2.1

Total Capital	$6.5

Debt	$16.9

Total Debt & Equity	$23.4

*The joint venture was consolidated into DDR in accordance with EITF 04-05.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Summary of Joint Venture Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Nine Month Period Ended September 30, 2006
        .

	Nine Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		December 31,		December 31,		December 31,		December 31,
	2006		2005		2004		2003		2002
Acquisitions/Transfers	$536.5	(1)	$350.0	(5)	$1,147.0	(7)	$1,221.7	(9)	$53.0
Completed Expansions	0.0		9.3		10.3		9.7		9.0
Developments & Construction in Progress	112.9	(2)	87.5		38.9		120.1		48.6
Tenant Improvements & Building Renovations (3)	6.3		6.8		0.6		0.6		1.6
Other Real Estate Investments	0.0		0.0		0.0		0.0		241.6	(11)

	$655.7		$453.6		$1,196.8		$1,352.1		$353.8
Less: Real Estate Sales and Dispositions	$(384.2	)(4)	$(148.8	) (6)	$(306.7	) (8)	$(781.5	)(10)	$(441.2	) (12)

Joint Venture Totals (Millions)	$271.5		$304.8		$890.1		$570.6		$(87.4)

(1)	Includes DPG’s acquisition of an outparcel and a basis adjustment to the previous Macquarie DDR Trust acquisition.

(2)	Includes the acquisition of 34 acres of land in Allen, TX for the development of a 429,873 square foot shopping center and 88 acres of land in Bloomfield Hills, Michigan for the development of a 602,137 square foot shopping center. Both of these shopping centers are being developed with Coventry II.

(3)	The Company estimates recurring capital expenditures, including tenant improvements, of $8.5 million for its joint venture portfolio during 2006.

(4)	In addition to asset sales which had an aggregate cost of $64.1, the balance includes the transfer to DDR of the Service Merchandise portfolio, five assets located in Pasadena, CA, Phoenix, AZ (two properties), Salisbury, MD and Apex, NC. These assets had an aggregate cost of $320.1 million.

(5)	In addition to the Macquarie acquisition there was a basis adjustment to the DPG Realty Holdings and DDR Markaz II LLC acquisitions.

(6)	In addition to asset sales which had an aggregate cost of $111.1 million, this balance includes the transfer to DDR of the Dublin, Ohio shopping center which had an aggregate cost of $30 million and the sale of five outparcels at Plaza at Puente Hills, which were owned by RVIP VII.

(7)	Balance includes the acquisition of three Coventry II assets aggregating $174.1 million, the formation of DPG and DDR Markaz II aggregating $128.7 and $201.6, respectively, MDT’s acquisition of an additional $619.5 million of assets, plus the acquisition of the Poag & McEwen’s interest and David Berndt’s interest in RVIP IIIB and RVIP VIII, respectively, for $14.9 million, the purchase of a fee interest in several assets in the Service Merchandise portfolio for $5.2 million and a $3.0 million earnout for an outparcel in Kildeer, IL.

(8)	In addition to asset sales which had an aggregate cost of $141.7, this balance includes the transfer to DDR of the Littleton, CO and Merriam, KS shopping centers which had an aggregate cost of $107.3 million, $51.2 million of adjustments due to GAAP presentation including FIN 46 and a $6.5 million write-off for the demolition of a portion of an asset in Lancaster, CA.

(9)	Balance includes the formation of Macquarie DDR Trust and DDR Markaz aggregating $735.9 and $169.3, respectively, plus several new joint ventures with assets aggregating $228.8 million and the consolidation of equity investments previously held by DD Development Company for shopping centers in Long Beach, CA, Shawnee, KS, Overland Pointe, KS, Olathe, KS and Kansas City, MO which aggregated $87.7 million.

(10)	In addition to asset sales which had an aggregate cost of $167.5 million, this balance includes the disposition of shopping centers located in Dayton and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwanee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases, the aggregate cost of these transactions was $116.6 million. During the fourth quarter the shopping centers located in Coon Rapids, MN, Naples, FL, Atlanta, GA, Marietta, GA, Schaumburg, IL, Framingham, MA and Fairfax, VA, which had an aggregate cost of $379.2 million, were sold to the Macquarie DDR Trust joint venture, and $118.2 million of assets owned by DD Development Company were consolidated into DDR.

(11)	Amount represents the net cost of assets acquired from Service Merchandise pursuant to the designation rights agreement.

(12)	Includes transfers to DDR in the aggregate amounts of $58.7 million, $38.7 million, $25.6 million and $30.6 million relating to shopping centers in Plainville, CT, Independence, MO, Canton, OH and San Antonio, TX, respectively. This amount also includes sales of shopping centers in Denver, CO; Hagerstown, MD; Salem, NH, Eatontown, NJ, Durham, NC and Round Rock, TX and the sales of outlot parcels in Round Rock, TX and San Antonio, TX.
Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Joint Venture Acquisitions
for the Nine Month Period Ended September 30, 2006

				DDR’s	Joint
		Cost	Acquisition	Ownership	Venture
Property Location	GLA	(Millions)	Date	Percentage	Partner
Monaca, PA	46,470	$10.2	3/23/2006	14.50%	Macquarie Bank Limited
Birmingham, AL	21,774	$4.4	3/23/2006	14.50%	Macquarie Bank Limited
Frisco, TX	107,543	$10.4	6/7/2006	14.50%	Macquarie Bank Limited
McKinney, TX	118,967	$18.8	6/7/2006	14.50%	Macquarie Bank Limited
Parker, CO	221,520	$19.2	6/7/2006	14.50%	Macquarie Bank Limited
Mesquite, TX	178,925	$33.7	6/7/2006	14.50%	Macquarie Bank Limited
Overland Park, KS	83,047	$12.3	6/7/2006	14.50%	Macquarie Bank Limited
Lithonia, GA	157,175	$23.0	6/7/2006	14.50%	Macquarie Bank Limited
Benton Harbor, MI	222,739	$27.0	5/18/2006	20.00%	Coventry II
Cincinnati, OH	1,336,157	$194.4	5/4/2006	18.00%	Coventry II
McDonough, GA	22,658	$3.1	7/5/2006	14.50%	Macquarie Bank Limited
Coon Rapids, MN	33,637	$6.4	7/5/2006	14.50%	Macquarie Bank Limited
Service Merchandise portfolio	2,748,379	$171.9	9/21/2006	20.00%	Coventry II

Total	5,298,991	$534.8

Joint Venture Dispositions
for the Nine Month Period Ended September 30, 2006

		Gross Sale		DDR’s	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner
Service Merchandise location	51,933	$3.2	2/15/2006	25.00%	Various
Shawnee, KS	174,843	$11.7	5/15/2006	24.75%	Prudential and Coventry Partners
Olathe, KS	48,802	$3.1	5/15/2006	24.75%	Prudential and Coventry Partners
Kansas City, MO	208,234	$5.2	5/15/2006	24.75%	Prudential and Coventry Partners
Kildeer, IL	167,477	$47.3	8/10/2006	10.00%	DRA Advisors
Everett, WA	88,961	$8.2	9/29/2006	20.00%	Prudential and Coventry Partners

Total	740,250	$78.7

Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Joint Venture Expansion and Redevelopment Projects
for the Nine Month Period Ended September 30, 2006

	DDR’s	Joint
	Ownership	Venture
	Percentage	Partner	Description
Projects in Progress

Phoenix, AZ	20.00%	Coventry II	Relocation of several existing mall tenants to accommodate a new JC Penney, the relocation of Harkins Theatre, for a new Super Target as well as several new junior anchors and other retail tenants to be announced.

Lancaster, CA	20.00%	Prudential Real Estate Investors	Relocate existing Wal-Mart to the area previously occupied by 99 Cent Store (relocated), House to Home and Costco (which were demolished) for development of a Wal-Mart Supercenter. Will recapture and redemise the former Wal-Mart for four junior anchors and three outparcels when Wal-Mart vacates.

Benton Harbor, MI	20.00%	Coventry II	Expansion of the existing shopping center to include an 89,000 square foot Kohl’s, a 20,087 sf PETsMART and additional retail tenants to be announced.

Kansas City, MO	20.00%	Coventry II	Relocation of several small shop tenants in the shopping center to accommodate PETsMART (opened 7/05), Old Navy (opened 9/05), Steve and Barrys plus additional mid-size anchors and other retail tenants to be announced.

Cincinnati, OH	18.00%	Coventry II/ Thor Equities	Major redevelopment of the former JC Penney store to include several new retail tenants and restaurants to be announced.

Total Gross Cost (Millions)	$466.8 (1)

Total Net Cost(Millions)	$438.8 (1)

Projects to Commence

Buena Park, CA	20.00%	Coventry II	Underconstruction of Steve and Barry’s and 24 Fitness and redevelopment of the lower level of the mall for several tenants to be announced.

Deer Park, IL	24.75%	Prudential Real Estate Investors	Approximately eight acres of land to be developed, which is under contract with Grace Community.

Kirkland, WA	20.00%	Coventry II	Large-scale redevelopment to include the relocation of several existing tenants, plus an expansion of the existing center to create additional GLA for two anchors, junior anchors, a theater, small shops and restaurants to be announced.

Notes:
(1)	Total Cost includes the acquisition costs for the Coventry II redevelopments.
Joint Venture Expansions and Redevelopment 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Summary of Joint Venture Development Projects
for the Nine Month Period Ended September 30, 2006

						DDR’S
		DDR’s	Joint	Gross	Net	Proportionate	Substantial
	Total	Ownership	Venture	Cost	Cost	Cost	Completion
Projects Substantially Complete	GLA	Percentage	Partner	(Millions)	(Millions)	(Millions)	Date	Description	Major Tenants

San Antonio, TX (Westover)	560,220 (1)	10.0%	David Berndt	$45.4	$34.8	$3.5	2005 & 2006	Community Center	Lowe’s (opened in
			Interests &						2003), Target, Ross
			Coventry II						Dress for Less,
									Sportsman
									Warehouse, Office
									Depot, PetsMart,
									Rack Room Shoes,
									Mattress Pro,
									Quizno’s, Radio
									Shack, and Sports
									Clips (opened in
									2005). The final
									phase of the
									development
									includes Starbucks,
									Sally Beauty, GNC,
									Payless and Dots
									(opened in 2006)
									plus other retail
									tenants to be
									announced.

Projects in Progress

Merriam Village, KS	271,992	20.0%	Coventry II	$64.6	$43.5	$8.7	2007	Community Center	To be announced.

Allen, TX	429,873	10.0%	Coventry II/	$117.0	$93.3	$9.3	2008	Lifestyle Center	Market Street
			Trademark Property						United, P.F.
			Company						Changs, Eddie
									Bauer, Francesca’s
									Collection, Origins
									and other retail
									tenants and
									restaurants to be
									announced.

Projects to Commence Construction

Bloomfield Park, MI	602,137	10.0%	Coventry II/ BP1,	$269.5	$165.8	$16.6	2008 & 2009	Lifestyle Center	Blue Point Ocean
			LLC						Grill, Bar Louie,
									BCBG, BCBG Girls,
									PacSun, Faro Design
									and other retail
									tenants and
									restaurants to be
									announced.

Joint Venture Development Totals	1,864,222			$496.5	$337.4	$38.1

Notes:
(1)	Includes square footage which will not be owned by the Company.
Joint Venture Developments 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006
Joint Venture Development
Assets Placed in Service as of September 30, 2006

	Assets Placed	DDR’s Current
	in Service	Proportionate Share
Date	(Millions)	(Millions)
As of December 31, 2005	$14.3	$1.4
1st Quarter 2006	$1.2	$0.1
2nd Quarter 2006	$1.4	$0.1
3rd Quarter 2006	$1.4	$0.2
4th Quarter 2006	$8.6	$0.9
Projected Thereafter	$310.5	$35.4

Total	$337.4	$38.1

Joint Venture Development
Funding Schedule as of September 30, 2006

	DDR’s	JV Partners’	Proceeds from
	Proportionate	Proportionate	Construction
	Share	Share	Loans	Total
	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of September 30, 2006	$3.4	$14.6	$112.4	$130.4
Projected Net Funding During 2006	1.2	4.9	8.9	$15.0
Projected Net Funding Thereafter	11.0	43.6	137.4	$192.0

Total	$15.6	$63.1	$258.7	$337.4

Joint Venture Development Delivery and Funding Schedules 5.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Summary of Joint Venture Debt
as of September 30, 2006

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
RVIP III B
Deer Park, IL	F	$60,000		10/11	5.590

RVIP VI
Overland Park, KS	F	2,958		11/07	7.790

RVIP VII	V	72,120	(1)	04/07	Libor + 140
	F	1,900	(1)	07/07	8.375

RVIP VIII	V	23,356		01/09	Libor + 100

DPG Realty Holdings, LLC
Tonawanda, NY	F	5,858		05/17	7.630
Tonawanda, NY	F	5,093		06/21	7.660

DDRA Community Centers Five	V	18,000	(2)	07/07	Libor + 200
	F	280,000	(2)	08/10	5.295

Lennox Town Center Limited
Columbus, OH	F	17,685		07/22	8.110

Sun Center Limited	F	6,111		05/11	5.420
Columbus, OH	F	14,102		04/11	8.480

DOTRS LLC
Macedonia, OH	F	21,000		08/11	6.050

Jefferson County Plaza, LLC
Arnold, MO	V	3,749		08/08	Libor + 175

DDR Markaz	F	110,000	(3)	06/08	4.129

DDR Markaz II	F	150,480	(4)	11/14	5.147

Coventry II DDR Buena Park	V	61,000		03/10	Libor + 115

Coventry II DDR Bloomfield	V	36,000		11/06	6.205
	V	32,000		11/06	6.195

Coventry II DDR Fairplain	V	15,925		11/06	6.195

Coventry II DDR Merriam Village	V	18,539		06/08	Libor + 150

Coventry II DDR Montgomery Farm	V	8,450		11/06	6.195

Coventry II DDR Phoenix Spectrum	V	47,500		01/09	Libor + 70

Coventry II DDR SM	V	139,000		01/07	Libor + 100
Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Summary of Joint Venture Debt
as of September 30, 2006 (continued)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
Coventry II DDR Totem Lakes	V	$26,000		07/07	Libor + 215

Coventry II DDR Tri County	F	158,000		02/15	5.655
	F	12,000		02/15	10.304

Coventry II DDR Ward Parkway	V	36,000		08/08	Libor + 125

Coventry II DDR Westover Marketplace	V	17,474		07/07	Libor + 195

DDR MDT PS, LLC	F	86,000	(5)	07/13	6.004

DDR Macquarie (6)
$125 Million Revolving Credit Facility	V	87,325	(7)	11/07	Libor + 100
JPMorgan Chase	F	9,100	(7)	11/07	4.913

Secured Financing	F	290,500	(8)	12/08	4.225
	V	50,000	(8)	12/08	Libor + 130
	F	165,250	(9)	06/09	4.180
	F	20,000	(9)	06/07	4.800
	V	29,750	(9)	06/07	Libor + 84

BJ’s Clarence	F	4,749		03/22	7.070
JoAnn Transit	F	3,020		08/13	6.250
New Hartford Consumer Square	F	34,825		11/18	5.750
Birmingham, AL (Riverchase)	F	7,789		01/13	5.500
Merriam Town Center	V	30,000		11/06	Libor + 110

DDR Macquarie Longhorn Holdings	F	85,000	(10)	01/12	4.910

DDR Macquarie Longhorn Holdings II	F	157,250	(11)	04/10	4.822
	V	26,450	(11)	04/10	Libor + 85

DDR Macquarie Longhorn Holdings III	F	39,300	(12)	04/10	5.098

		$2,526,608

Notes:

(1) Encumbers three shopping center properties located in California and Washington.

(2) Encumbers six shopping center properties as follows:
Ahwatukee, AZ	Maple Grove, MN	Eagan, MN
Phoenix, AZ	Portland, OR	Fort Worth, TX
Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Notes (con’t):
(3) Encumbers seven shopping center properties as follows:
Oviedo, FL	Tampa, FL	Grove City, OH
Richmond, CA	Highland, IN	Toledo, OH
Winchester, VA

(4) Encumbers thirteen shopping center properties as follows:
Orchard Park, NY	Warsaw, NY	Chillicothe, OH
Rochester, NY	Leroy, NY	Loganville, GA
Cheektowaga, NY	Jamestown, NY	Oxford, MS
Amherst, NY	Ontario, NY	Goodlettsville, TN
Irondequoit, NY

(5) Encumbers seven shopping center properties as follows:
Shops at Turner Hill (Lithonia, GA)		McKinney Marketplace (McKinney, TX)
Turner Hill Marketplace (Lithonia, GA)		Marketplace at Town Center (Mesquite, TX)
Flatacres Marketcenter (Parker, CO)		Frisco Marketplace (Frisco, TX)
Overland Pointe Marketplace (Overland Park, KS)

(6) The company’s 50% joint venture associated with the Mervyns Portfolio acquisition is not reflected below as it is consolidated within DDR’s accounts pursuant to FIN 46.

(7) Encumbers three shopping center properties as follows:
Canton, OH	St. Paul, MN	North Olmsted, OH

(8) Encumbers seven shopping center properties as follows:
Independence, MO	Framingham, MA	Fairfax, VA
Schaumburg, IL	Atlanta, GA	Naples, FL
Marietta, GA

(9) Encumbers ten shopping center properties as follows:
Clarence, NY	Monaca, PA	Nashville, TN
Cheektowaga, NY	Erie, PA	Coon Rapids, MN
Batavia, NY	Murfreesboro, TN	Ashville, NC
Fayetteville, AR

(10) Encumbers four shopping center properties as follows:
Pioneer Hills (Aurora, CO)	Harbison Court (Columbia, SC)
MacArthur Marketplace (Irving, TX)	Lakepointe Crossing (Lewisville, TX)

(11) Encumbers eight shopping center properties as follows:
Plainville Commons (Plainville, CT)	Cool Springs Pointe (Brentwood, TN)
Riverdale Village (Coon Rapids, MN)	Shoppers World of Brookfield (Brookfield, WI)
Brandon Village (Brandon, FL)	Brown Deer Center (Brown Deer, WI)
Brandon Plaza (Brandon, FL)	Brown Deer Marketplace (Brown Deer, WI)

(12) Encumbers three shopping center properties as follows:
Grandville Marketplace (Grandville, MI)		Parker Pavilions (Parker, CO)
McDonough Marketplace (McDonough, GA)
Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Summary of Pro Rata Joint Venture Debt
as of September 30, 2006

	DDR’s	DDR’s
	Pro Rata	Pro Rata	Interest
Joint Venture	Interest	Debt (000's)	Rate (1)
RVIP III B	25.50%	$15,300	5.590
RVIP VI	25.50%	754	7.790
RVIP VII	20.75%	15,359	6.765
RVIP VIII	25.50%	5,956	6.322
DPG Realty Holdings, LLC	10.00%	1,095	7.644
DDRA Comm Ctr Five	50.00%	149,000	5.417
Lennox Town Center	50.00%	8,842	8.110
Sun Center	79.45%	16,060	7.555
DOTRS LLC	50.00%	10,500	6.050
Jefferson County Plaza	50.00%	1,874	7.072
DDR Markaz	20.00%	22,000	4.129
DDR Markaz II	20.00%	30,096	5.147
Coventry II DDR Buena Park	20.00%	12,200	6.472
Coventry II DDR Bloomfield	20.00%	13,600	6.200
Coventry II DDR Fairplain	20.00%	3,185	6.195
Coventry II DDR Merriam Village	20.00%	3,708	6.822
Coventry II DDR Montgomery Farm	20.00%	1,690	6.195
Coventry II DDR Phoenix Spectrum	20.00%	9,500	6.022
Coventry II DDR SM	20.00%	27,800	6.322
Coventry II DDR Totem Lakes	20.00%	5,200	7.472
Coventry II DDR Tri County	18.00%	30,600	5.983
Coventry II DDR Ward Parkway	20.00%	7,200	6.572
Coventry II DDR Westover Marketplace	10.00%	1,747	7.272
DDR Macquarie (2) (3)	14.49%	150,741	4.952

Total		$544,007

Fixed Rate		$393,993
Variable Rate		$150,014

		$544,007

Weighted Average — Total		3.60 years	5.5%

Weighted Average — Fixed	1,747,971	4.68 years	5.1%

Weighted Average — Floating	778,637	1.17 Years	6.5%

Notes:
(1)	Interest rate on floating rate debt determined by using the LIBOR rate in effect on September 30, 2006. One-month LIBOR was 5.32188% on September 30, 2006.

(2)	The company’s 50% joint venture associated with the Mervyns Portfolio acquisition is not reflected as it is consolidated within DDR’s accounts pursuant to FIN 46.

(3)	The company’s 14.49% of debt on DDR MDT PS, LLC is not reflected in this number as DDR’s position in this venture is completely subordinated with no corresponding assets reflected in the company’s financial results.
Summary of Pro Rata Joint Venture Debt 5.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Summary of Joint Venture Mortgage Principal Payments
as of September 30, 2006
(000’s)

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
JOINT VENTURE	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
RVIP III B (Deer Park)						60,000						60,000
RVIP VI	54	2,949										3,003
RVIP VII	106	73,993										74,098
RVIP VIII				23,356								23,356
Tonawanda, NY (Hollywood/Tops)	183	198	213	230	249	268	290	312	337	364	2,585	5,229
Tonawanda, NY (Tops/Gander Mtn.)	350	377	407	439	474	511	552	595	642	693	1,077	6,118
DDRA Community Centers Five		18,000			280,000							298,000
Lennox Town Center Limited	540	585	635	688	746	809	877	950	1,031	1,117	10,109	18,085
Sun Center Limited
Principal Mutual Life Ins Co	480	523	569	619	674	11,594						14,459
W. Lyman Case & Co	88	93	98	104	110	5,684						6,177
DOTRS LLC						21,000						21,000
Jefferson County Plaza LLC			3,749									3,749
DDR Markaz			110,000									110,000
DDR Markaz II									150,480			150,480
Coventry II DDR Buena Park					61,000							61,000
Coventry II DDR Bloomfield	68,000											68,000
Coventry II DDR Fairplain	15,925											15,925
Coventry II DDR Merriam Village			18,539									18,539
Coventry II DDR Montgomery Farm	8,450											8,450
Coventry II DDR Phoenix Spectrum				47,500								47,500
Coventry II DDR SM		139,000										139,000
Coventry II DDR Totem Lakes		26,000										26,000
Coventry II DDR Tri County										170,000		170,000
Coventry II DDR Ward Parkway			36,000									36,000
Coventry II DDR Westover
Marketplace		17,474										17,474
DDR MDT PS, LLC								86,000				86,000
DDR Macquarie
$125M Revolver		96,425										96,425
Secured Financing		49,750	340,500	165,250								555,500
BJ’s Clarence	166	178	191	205	220	236	253	272	292	313	2,546	4,872
JoAnn Transit	344	366	390	415	441	470	500	351				3,276
New Hartford Consumer Square	1,951	2,066	2,188	2,317	2,454	2,599	2,752	2,915	3,087	3,269	10,680	36,278
Birmingham, AL (Riverchase)	122	129	136	145	153	162	170	6,864				7,880
Merriam Town Center	30,000											30,000
DDR Macquarie Longhorn Hldgs							85,000					85,000
DDR Macquarie Longhorn Hldgs II					183,700							183,700
DDR Macquarie Longhorn Hldgs III					39,300							39,300
Payments through 9/30/06	-3,264											-3,264

Total — Debt	123,495	428,106	513,613	241,267	569,520	103,332	90,393	98,260	155,869	175,757	26,996	2,526,608

Summary of Joint Venture Mortgage Principal Payments 5.5

Company Features

493	Shopping Centers (and interests in Retail Assets)[1][2]
12	Managed Shopping Centers
44, plus Puerto Rico	States (including managed properties)[2]
84.0	Million Sq. Ft. Owned[1] [3]
114.5	Million Sq. Ft. Owned and Managed[1] [2] [3] [4]
96.1% / 95.1%	% Leased / % Occupied[5] [6]
649	Total Employees

(1) Includes Service Merchandise portfolio.

(2) Includes development projects in process.

(5) Core retail portfolio.

DEVELOPERS DIVERSIFIED REALTY®

1

493 Shopping Centers (and interests in Retail Assets) 12 Managed Shopping Centers 44, plus Puerto Rico States (including managed properties) 84.0 Million Sq. Ft. Owned 114.5 Million Sq. Ft. Owned and Managed 96.1% / 95.1% % Leased / % Occupied 649 Total Employees Company Features (1) Includes Service Merchandise portfolio. (2) Includes development projects in process. (3) Assumes 100% ownership of joint venture assets. Based on actual pro rata ownership of joint venture assets and excluding developments in process and scheduled to commence in 2006, total owned GLA is 59.4 million. (4) Includes unowned anchors at Company-owned operating and development retail properties. (5) Core retail portfolio. (6) Including the assets acquired from Mervyns, the total portfolio was 96.2% leased and 95.3% occupied. (1) (2) (2) (1) (3) (1) (2) (3) (4) (5) (6)

GLA (Million Square Feet)
0
20
40
60
80
100
120
Managed
Non-owned
Owned
9.8
13.2
19.3
20.6
24.7
27.6
36.3
38.6
39.6
45.3
54.1
74.8
81.6
84.0
1.3
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
3Q'06

DEVELOPERS DIVERSIFIED REALTY®

2

Our owned portfolio has grown over 8.6x since IPO (1) '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 Owned 9.8 13.2 19.3 20.6 24.7 28 36 39 40 45.3 54.1 74.8 81.6 84 Non-owned 3 3 3 4 7 9 6 12 12 11.6 22.1 21.4 22.8 23.1 Managed 4 5 5 5 4 5 5 9 5 0.7 1 1.4 1.4 1.3 (1) Includes Service Merchandise, but does not include developments in process. 9.8 13.2 19.3 20.6 24.7 27.6 36.3 38.6 39.6 45.3 54.1 23.1 1.3 GLA (Million Square Feet) 84.0 74.8 3Q'06 81.6

National portfolio creates efficiencies and strengthens tenant relationships

114.5 MSF in 44 states plus Puerto Rico

GLA by State
+5.0 – 15.5 MSF
+1.0 – 5.0 MSF
Less than 1.0 SF
#10 3.9 msf 3.4%
#1 15.4 msf 13.4%
#8 4.7 msf 4.1%
#2 9.8 msf 8.6%
#5 6.0 msf 5.2%
#9 3.9 msf 3.4%
#4 6.1 msf 5.3%
#6 5.4 msf 4.7%
#3 7.4 msf 6.5%
#7 4.9 msf 4.3%
Puerto Rico

DEVELOPERS DIVERSIFIED REALTY®

4.7 msf 4.1% GLA by State +5.0 - 15.5 MSF +1.0 - 5.0 MSF Less than 1.0 SF National portfolio creates efficiencies and strengthens tenant relationships Puerto Rico 4.9 msf 4.3% 114.5 MSF in 44 states plus Puerto Rico 15.4 msf 13.4% 9.8 msf 8.6% 6.1 msf 5.3% 7.4 msf 6.5% 5.4 msf 4.7% 6.0 msf 5.2% 3.9 msf 3.4% 3.9 msf 3.4% #1 #2 #3 #4 #6 #5 #7 #8 #9 #10

$18.00
$15.00
$12.00
$9.00
$6.00
$3.00
Total Portfolio
Inline Retail
$17.39
$11.68
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
3Q '06

DEVELOPERS DIVERSIFIED REALTY®

4

'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 3Q '06 $3.00 $6.00 $9.00 $12.00 $15.00 $18.00 Average annualized base rental rates PSF have more than doubled since IPO $17.39 $11.68 (1) (1) Does not include Service Merchandise or development projects in process. Total Portfolio Inline Retail

Average Annualized Base Rental Rates PSF Sep. 30, 2006 371 $11.68 $17.39 Dec. 31, 2005 380 $11.30 $16.62 Dec. 31, 2004 373 $11.13 $16.14 Dec. 31, 2003 274 $10.82 $15.55 Dec. 31, 2002 189 $10.58 $15.18 Dec. 31, 2001 192 $10.03 $14.02 Dec. 31, 2000 190 $9.66 $13.66 Dec. 31, 1999 186 $9.20 $12.69 Dec. 31, 1998 159 $8.99 $12.39 Dec. 31, 1997 123 $8.49 $11.69 Dec. 31, 1996 112 $7.85 $10.87 Dec. 31, 1995 106 $7.60 $10.54 Dec. 31, 1994 84 $5.89 $9.02 Dec. 31, 1993 69 $5.60 $8.56 Dec. 31, 1992 53 $5.37 $8.37 Dec. 31, 1991 53 $5.35 $8.29 Dec. 31, 1990 52 $5.27 $8.25 Dec. 31, 1989 45 $4.93 $7.87 Dec. 31, 1988 40 $4.81 $7.41 Dec. 31, 1987 37 $4.38 $7.09 Period Ending Number of Properties Total Shop Space Annualized Base Rent / S.F.

Lease Expirations by Year (1)

% Total Base Rents by Class
16%
12%
8%
4%
0%
Anchor
Small Shop
2006
2007
2008
2009
2010
2011

6

Lease Expirations by Year 2006 2007 2008 2009 2010 2011 Anchor 0.005 0.023 0.032 0.054 0.068 0.102 Small Shop 0.045 0.12 0.136 0.141 0.138 0.15 (1) Does not include development projects in process or renewal options. % Total Base Rents by Class (1)

Lease Expirations by Year (1) 2006 10 $2.1 $4.57 409 $16.9 $15.39 2007 39 $10.3 $6.25 943 $44.6 $15.14 2008 59 $14.6 $6.70 941 $50.5 $16.06 2009 81 $24.6 $7.70 925 $52.2 $16.33 2010 99 $30.9 $8.13 831 $51.1 $16.71 2011 130 $46.3 $9.62 751 $55.6 $18.77 2012 102 $37.0 $8.75 267 $22.8 $20.00 2013 73 $27.5 $8.93 189 $17.4 $18.51 2014 98 $38.2 $9.96 162 $14.4 $19.19 2015 80 $35.4 $9.55 159 $14.5 $19.51 771 $266.9 $8.62 5,577 $340.0 $17.02 1,071 $455.0 $9.00 5,848 $371.2 $17.11 Year Leases Revenue Average/S.F. Leases Revenue Average/S.F. 2006-2015 Subtotal (1) Does not include development projects in process or renewal options. Anchor Base Rent Shop Space Base Rent (Millions) (Millions) Total Rent Roll

Largest Tenants by GLA Owned & Unowned (1) Includes Service Merchandise portfolio, but does not include developments in process. 1. Wal-Mart / Sam's Club 95 14.24 44 5.92 51 8.32 2. Target 37 4.66 10 1.26 27 3.40 3. Lowe's Home Improvement 30 3.90 15 1.91 15 1.99 4. Home Depot 32 3.37 12 1.11 20 2.26 5. Mervyn's 40 3.05 39 2.97 1 0.08 6. Kmart / Sears 28 2.74 26 2.36 2 0.38 7. Kohl's 31 2.65 28 2.39 3 0.26 8. Tops Markets 40 2.52 39 2.44 1 0.08 9. T.J. Maxx / Marshalls 71 2.33 71 2.33 0 0.00 10. PetSmart 70 1.56 70 1.56 0 0.00 Total Units Total GLA (millions) Owned Units Owned GLA (millions) Unowned Units Unowned GLA (millions) (1)

Reliance on Major Tenants (Owned Shopping Center GLA Only) (1) (2) (3) Tenant Units Percent of Total Credit Ratings Total Base Rent (millions) (1) Includes Service Merchandise portfolio, but does not include development sin process. (2) Based on pro rata ownership of joint venture properties. (3) Reflects major tenants with a percentage of total portfolio of 1% and higher. Wal-Mart / Sam's Club 44 $29.55 5.00% AA/Aa2 Tops Markets 39 $17.00 2.88% BB+/Ba1 Mervyns 39 $16.97 2.87% NR/NR PetSmart 70 $11.68 1.98% BB/Ba3 T.J. Maxx / Marshalls 71 $11.56 1.96% A/A3 Bed Bath & Beyond 42 $9.90 1.68% BBB/NR Lowe's Home Improvement 15 $9.68 1.64% A+/A1 Kohl's 28 $8.94 1.51% BBB+/A3 Kmart / Sears 26 $7.39 1.25% BBB-/Ba1 Home Depot 12 $7.35 1.24% AA/Aa3 Old Navy / GAP / Banana Republic 45 $7.34 1.24% BBB-/Baa3 OfficeMax 45 $7.11 1.20% B+/Ba3 Michaels 43 $7.02 1.19% NR/NR Barnes & Noble 28 $6.55 1.11% NR/Ba3 Staples 28 $6.04 1.02% BBB/Baa2 Subtotal 576 $164.08 27.77% Total Portfolio 6,919 $590.88 100.00%

Reliance on Major Tenants by GLA and Base Rental Revenues (1) (2) 1. Wal-Mart / Sam's Club (44) $29.55 5.00% 2. Tops Markets (39) $17.00 2.88% 3. Mervyns (39) $16.97 2.87% 4. PetSmart (70) $11.68 1.98% 5. T.J. Maxx / Marshalls (71) $11.56 1.96% 6. Bed Bath & Beyond (42) $9.90 1.68% 7. Lowe's Home Improvement (15) $9.68 1.64% 8. Kohl's (28) $8.94 1.51% 9. Kmart / Sears (26) $7.39 1.25% 10. Home Depot (12) $7.35 1.24% 11. Old Navy / GAP / Banana Republic (45) $7.34 1.24% 12. OfficeMax (45) $7.11 1.20% 13. Michaels (43) $7.02 1.19% 14. Barnes & Noble (28) $6.55 1.11% 15 . Staples (28) $6.04 1.02% 16. AMC Theater (7) $5.77 0.98% 17. Dick's Sporting Goods (15) $5.52 0.93% 18. Dollar Tree (91) $5.50 0.93% 19. Ross Stores (30) $5.43 0.92% 20. Best Buy (20) $5.39 0.91% Subtotal 1-20 $191.69 32.44% Total Portfolio $590.88 100.00% 1. Wal-Mart / Sam's Club (44) 5.03 8.63% 2. Kmart / Sears (26) 2.01 3.45% 3. Lowe's Home Improvement (15) 1.57 2.69% 4. Tops Markets (39) 1.54 2.68% 5. Mervyns (39) 1.49 2.56% 6. T.J. Maxx / Marshalls (71) 1.33 2.28% 7. Kohl's (28) 1.25 2.14% 8. Target (10) 1.00 1.72% 9. Home Depot (12) 0.92 1.58% 10. PetSmart (70) 0.92 1.58% 11. Bed Bath & Beyond (42) 0.83 1.42% 12. JCPenney (20) 0.79 1.36% 13. Toys "R" Us / Babies "R" Us (28) 0.72 1.24% 14. OfficeMax (45) 0.68 1.17% 15. Kroger (17) 0.65 1.12% 16. Michaels (43) 0.62 1.06% 17. Dollar Tree (91) 0.60 1.03% 18. Goody's Family Clothing (22) 0.56 0.96% 19. Staples (28) 0.54 0.93% 20. Dick's Sporting Goods (15) 0.52 0.89% Subtotal 1-20 23.59 40.47% Total Portfolio 58.29 100.00% Major Tenant (units) Owned GLA % Total GLA Base Rental Revenue ($Millions) % Total Base Rent Major Tenant (units) (1) Includes Service Merchandise portfolio, but does not include developments in process. (2) Based on pro rata ownership of joint venture properties.

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
Alabama

1 BIRMINGHAM, AL (BROOK)	BROOK HIGHLAND PLAZA 5291 HWY 280 SOUTH	35242	SC	1994/2003	1994	100.00%	423,493	550,410	4,199,197	GOODY’S(2009), REGAL CINEMAS(2014), STEIN MART(2011), OFFICE MAX(2011), MICHAEL’S(2009), HOMEGOODS(2016), BOOKS-A-MILLION(2010), ROSS DRESS FOR LESS(2014), LOWES HOME CENTERS(NOT OWNED)

2 BIRMINGHAM, AL (EASTWOOD)	EASTWOOD FESTIVAL CENTER 7001 CRESTWOOD BLVD	35210	SC	1989/1999	1995	100.00%	300,280	454,110	1,450,654	OFFICE DEPOT(2007), DOLLAR TREE(2009), BURLINGTON COAT FACTORY(2008), HOME DEPOT(NOT OWNED), WESTERN SUPERMARKETS(NOT OWNED)

3 BIRMINGHAM, AL (RIVERCHASE)	RIVERCHASE PROMENADE(I) MONTGOMERY HIGHWAY	35244	SC	1989	2002	14.50%	120,108	228,416	1,796,173	MARSHALLS(2008), GOODY'S(NOT OWNED), TOY'S R US(NOT OWNED)

4 GADSDEN, AL	EAST SIDE PLAZA 3010-3036 E. MEIGHAN BOULEVARD	35903	SC	1979/2004	2003	100.00%	85,196	130,899	269,844	FRED’S(2009), FOOD WORLD(NOT OWNED)

5 OPELIKA, AL	PEPPERELL CORNERS 2300-2600 PEPPERELL PARKWAY OP	36801	SC	1995	2003	100.00%	306,224	306,224	1,543,667	LOWE’S(2012), GOODY'S(2010), STEVE & BARRY'S(2014)

6 SCOTTSBORO, AL	SCOTTSBORO MARKETPLACE 24833 JOHN P REID PARKWAY	35766	SC	1999	2003	100.00%	40,560	223,750	455,004	GOODY’S(2011), WAL-MART(NOT OWNED)

Arizona

7 AHWATUKEE, AZ	FOOTHILLS TOWNE CTR (II) 4711 EAST RAY ROAD	85044	SC	1996/1997/1999	1997	50.00%	647,883	686,414	10,133,346	JO-ANN STORES(2010), BEST BUY(2014), BASSETT FURNITURE(2010), AMC
										THEATRE(2021), ASHLEY FURNITURE HOMESTORE(2011), BARNES & NOBLE(2012), STEIN
										MART(2011), BABIES R US(2007), ROSS DRESS FOR LESS(2012), OFFICE MAX(2012)

8 CHANDLER, AZ	MERVYN'S PLAZA	85224	FO	1985	2005	50.00%	74,862	74,862	673,200	MERVYN'S(2020)
	2992 N. ALMA SCHOOL ROAD

9 MESA, AZ (SUPERS)	SUPERSTITION SPRINGS CENTER 6505 E. SOUTHERN AVE	85206	FO	1990	2005	50.00%	86,858	86,858	1,151,580	MERVYN’S(2020)

10 PHOENIX, AZ	PARADISE VILLAGE GATEWAY TATUM & SHEA BLVDS.	85028	SC	1997/2004	2003	67.00%	223,208	296,118	4,263,412	BED BATH & BEYOND(2011), ROSS DRESS FOR LESS(2007), PETSMART(2015), STAPLES(2010), ALBERTSONS-OSCO DRUG(NOT OWNED)

11 PHOENIX, AZ (DEER VALLEY)	DEER VALLEY TOWNE CENTER 2805 WEST AGUA FRIA FREEWAY	85027	SC	1996	1999	100.00%	197,009	459,939	3,099,342	ROSS DRESS FOR LESS(2009), OFFICE MAX(2013), PETSMART(2014), MICHAEL’S(2009), TARGET(NOT OWNED), AMC THEATRES(NOT OWNED)

12 PHOENIX, AZ (DV)	DEER VALLEY	85053	FO	1979	2005	50.00%	81,009	81,009	819,060	MERVYN'S(2020)
	4255 W. THUNDERBIRD ROAD

13 PHOENIX, AZ (PEORIA)	ARROWHEAD CROSSING 7553 WEST BELL ROAD	85382	SC	1995	1996	50.00%	346,428	416,606	4,567,266	STAPLES(2009), COMPUSA(2013), MAC FRUGAL'S(2010), BARNES & NOBLE(2011), T.J. MAXX(2011), CIRCUIT CITY(2016), DSW SHOE WAREHOUSE(2017), BASSETT
										FURNITURE(2009), LINENS 'N THINGS(2011), FRY'S(NOT OWNED)

14 PHOENIX, AZ (SILVER)	SILVER CREEK PLAZA	85044	FO	1994	2005	50.00%	76,214	76,214	855,780	MERVYN'S(2020)
	4710 E. RAY ROAD

15 PHOENIX, AZ (SPE)	PHOENIX SPECTRUM MALL 1641 WEST BETHANY HOME ROAD	85015	SC	1961	2004	20.00%	395,129	849,760	5,333,149	COSTCO WHOLESALE(2020), ROSS DRESS FOR LESS(2013), PETSMART(2019), HARKINS THEATRE(2002), WALMART(NOT OWNED), DILLARD’S(NOT OWNED)

16 TUCSON, AZ	SANTA CRUZ PLAZA	85713	FO	1982	2005	50.00%	76,126	76,126	513,060	MERVYN’S(2020)
	3660 S. 16TH AVE

Arkansas

17 FAYETTEVILLE, AR	SPRING CREEK CENTRE 464 E. JOYCE BOULEVARD	72703	SC	1997/1999/2000/2001	1997	14.50%	262,827	590,161	3,076,174	T.J. MAXX(2011), BEST BUY(2017), GOODY’S(2013), OLD NAVY(2010), BED BATH & BEYOND(2009), WAL-MART SUPER CENTER(NOT OWNED), HOME DEPOT(NOT OWNED)

18 FAYETTEVILLE, AR (STEELE)	STEELE CROSSING 3533-3595 N. SHILOH DR	72703	SC	2003	2003	14.50%	50,293	261,644	945,423	KOHL’S(NOT OWNED), TARGET(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
19 N. LITTLE ROCK, AR	MCCAIN PLAZA 4124 EAST MCCAIN BOULEVARD	72117	SC	1991/2004	1994		100.00%	295,013	295,013	1,860,600	BED BATH & BEYOND(2013), T.J. MAXX(2007), CINEMARK(2011), BURLINGTON COAT FACTORY(2014), MICHAEL’S(2014), SPORTS AUTHORITY(2013)

20 RUSSELLVILLE, AR	VALLEY PARK CENTRE	72801	SC	1992	1994		100.00%	152,083	152,083	1,120,999	STAGE(2010), J.C. PENNEY(2012)
	3093 EAST MAIN STREET

California

21 ANAHEIM, CA	ANAHEIM HILLS FESTIVAL CENTER	92808	FO	1992	2005		50.00%	77,883	77,883	1,301,520	MERVYN’S(2020)
	8100 E. SANTA ANA CANYON ROAD

22 ANTIOCH, CA	COUNTY EAST SHOPPING CENTER	94509	FO	1970	2005		50.00%	75,339	75,339	1,181,160	MERVYN’S(2020)
	2602 SOMERSVILLE ROAD

23 BUENA PARK, CA	BUENA PARK MALL AND ENTERTAIN 100 BUENA PARK	90620	SC	1965	2004		20.00%	723,988	1,131,651	9,010,404	CIRCUIT CITY(2018), DSW SHOE WAREHOUSE(2013), ROSS DRESS FOR LESS(2010), BED BATH & BEYOND(2011), STEVE & BARRY’S(2014), KOHL’S(2024), KRIKORIAN PREMIER THEATRES(2023), MICHAEL’S(2014), SEARS(NOT OWNED), WALMART(NOT OWNED)

24 BURBANK, CA	BURBANK TOWN CENTER	91502	GL	1991	2005		50.00%	89,182	89,182	1,593,000	MERVYN’S(2020)
	245 E. MAGNOLIA BLVD

25 CHINO, CA	CHINO TOWN SQUARE SHOPPING	91710	FO	1986	2005		50.00%	81,282	81,282	870,060	MERVYN’S(2020)
	5517 PHILADELPHIA STREET

26 CLOVIS, CA	SIERRA VISTA MALL	93612	GL	1988	2005		50.00%	75,088	75,088	714,000	MERVYN’S(2020)
	1000 SHAW AVE

27 EL CAJON, CA	WESTFIELD SHOPPING TOWN	92020	GL	1989	2005		50.00%	85,744	85,744	1,253,580	MERVYN’S(2020)
	565 FLETCHER PARKWAY

28 FAIRFIELD, CA	WESTFIELD SOLANO MALL	94533	FO	1981	2005		50.00%	89,223	89,223	1,625,880	MERVYN’S(2020)
	1451 GATEWAY BLVD

29 FOLSOM, CA	FOLSOM SQUARE	95630	FO	2003	2005		50.00%	79,080	79,080	1,154,640	MERVYN’S(2020)
	1010 E. BIDWELL STREET

30 FOOTHILL RANCH, CA	FOOTHILLS RANCH TOWN CENTRE	92610	FO	1993	2005		50.00%	77,934	77,934	1,050,600	MERVYN’S(2020)
	26732 PORTOLA PKWY

31 GARDEN GROVE, CA	GARDEN GROVE CENTER	92843	FO	1982	2005		50.00%	83,746	83,746	752,760	MERVYN’S(2020)
	13092 HARBOR BLVD

32 LANCASTER, CA	VALLEY CENTRAL — DISCOUNT 44707-44765 VALLEY CENTRAL WAY	93536	SC	1990	2001		20.00%	353,483	483,787	3,771,933	MARSHALL’S(2007), CIRCUIT CITY(2011), STAPLES(2008), CINEMARK MOVIES 12(2017), WAL-MART(2010), 99 CENTS ONLY(2014), COSTCO(NOT OWNED)

33 LOMPOC, CA	MISSION PLAZA	93436	FO	1992	2005		50.00%	62,523	62,523	350,880	MERVYN’S(2020)
	1600 N H STREET

34 LONG BEACH, CA (PIKE)	THE PIKE 95 SOUTH PINE AVE	90802	SC	2005	1	*	100.00%	212,040	238,351	3,057,400	CINEMARK(2008), BORDERS(2016), CLUB V2O(2019)

35 MADERA, CA	MADERA 1467 COUNTRY CLUB DRIVE	93638	FO	1990	2005		50.00%	59,720	59,720	200,940	MERVYN’S(2020)

36 NORTH FULLERTON, CA	NORTH FULLERTON 200 IMPERIAL HWY	92835	FO	1991	2005		50.00%	76,360	76,360	772,140	MERVYN’S(2020)

37 NORTHRIDGE, CA	NORTHRIDGE PLAZA	91324	LH	1980	2005		50.00%	75,326	75,326	542,640	MERVYN’S(2020)
	8800 CORBIN AVE

38 OCEANSIDE, CA	OCEAN PLACE CINEMAS	92054	SC	2000	1	*	100.00%	80,450	80,450	1,264,960	REGAL CINEMAS(2014)
	401-409 MISSION AVENUE

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
39 PALMDALE, CA	ANTELOPE VALLEY MALL 1305 W. RANCHO VISTA BLVD	93551	FO	1992	2005	50.00%	76,550	76,550	829,260	MERVYN’S(2020)

40 PASADENA, CA	PASEO COLORADO 280 EAST COLORADO BLVD.	91101	LC	2001	2003	100.00%	556,961	556,961	11,346,236	GELSON’S MARKET(2021), LOEHMANN’S(2015), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB. CORP(2016), DSW SHOE WAREHOUSE(2011), J.JILL(2012), DELMONICOS SEAFOOD(2012), PF CHANGS CHINA BISTRO(2016), BOMBAY
										COMPANY(2011), TOMMY BAHAMA(2011), SEPHORA(2011)

41 PLEASANT HILL, CA	DOWNTOWN PLEASANT HILL	94523	SC	1999/2000	2001	20.00%	345,930	345,930	6,634,714	ALBERTSON’S(2020), MICHAEL’S(2010), BORDERS(2015), CENTURY THEATRE(2016), BED
	2255 CONTRA COSTA BLVD #101									BATH & BEYOND(2010), ROSS DRESS FOR LESS(2010)

42 PORTERVILLE, CA	PORTERVILLE MARKET PLACE	93257	FO	1991	2005	50.00%	76,378	76,378	515,100	MERVYN’S(2020)
	1275 W. HENDERSON AVE

43 REDDING, CA	SHASTA CENTER	96002	FO	1984	2005	50.00%	61,363	61,363	620,160	MERVYN’S(2020)
	1755 HILLTOP DRIVE

44 RICHMOND, CA (HILLTOP)	HILLTOP PLAZA 3401 BLUME DRIVE	94806	SC	1996/2000	2002	20.00%	245,774	245,774	3,736,677	OFFICE MAX(2011), PETSMART(2012), ROSS DRESS FOR LESS(2008), BARNES & NOBLE(2011), CIRCUIT CITY(2017), CENTURY THEATRE(2016)

45 SAN DIEGO, CA	SOUTHLAND PLAZA SHOPPING	92154	FO	1982	2005	50.00%	75,207	75,207	1,013,880	MERVYN’S(2020)
	575 SATURN BLVD

46 SAN DIEGO, CA (COLLEGE)	COLLEGE GROVE SHOPPING CENTER	92115	FO	1991	2005	50.00%	73,872	73,872	846,576	MERVYN’S(2021)
	3450 COLLEGE AVE

47 SAN FRANCISCO, CA (RETAIL)	VAN NESS PLAZA 215 1000 VAN NESS AVENUE	94109	SC	1998	2002	100.00%	123,755	123,755	3,796,758	AMC THEATRE(2030), CRUNCH FITNESS(2008)

48 SANTA MARIA, CA	TOWN CENTER WEST SHOPPING	93458	FO	1988	2005	50.00%	84,886	84,886	762,960	MERVYN’S(2020)
	201 TOWN CENTER W

49 SANTA ROSA, CA	SANTA ROSA PLAZA	95401	FO	1981	2005	50.00%	90,348	90,348	1,526,940	MERVYN’S(2020)
	600 SANTA ROSA PLAZA

50 SLATTEN RANCH, CA	SLATTEN RANCH SHOPPING CENTER	94531	FO	2002	2005	50.00%	78,819	78,819	1,328,040	MERVYN’S(2020)
	5849 LONE TREE WAY

51 SONORA, CA	SONORA CROSSROAD SHOPPING	95370	FO	1993	2005	50.00%	62,214	62,214	733,380	MERVYN’S(2020)
	1151 SANGUINETTI ROAD

52 TULARE, CA	ARBOR FAIRE SHOPPING CENTER	93274	FO	1991	2005	50.00%	62,947	62,947	566,100	MERVYN’S(2020)
	1675 HILLMAN STREET

53 UKIAH, CA	UKIAH	95482	FO	1990	2005	50.00%	58,841	58,841	330,480	MERVYN’S(2020)
	437 N. ORCHARD AVE

54 VALENCIA, CA	24235 MAGIC MOUNTAIN PKWY	91355	SC	1986	2006	100.00%	75,590	75,590	951,000	MERVYN’S(2035)

55 WEST COVINA, CA	WEST COVINA SHOPPING CENTER	91791	GL	1979	2005	50.00%	79,800	79,800	1,545,300	MERVYN’S(2020)
	2753 E. EASTLAND CTR DRIVE

Colorado

56 ALAMOSA, CO	ALAMOSA PLAZA 145 CRAFT DRIVE	81101	SC	1986	1/2 *	100.00%	19,875	161,924	76,213	CITY MARKET, INC.(NOT OWNED), BIG "R"(NOT OWNED)

57 AURORA, CO	PIONEER HILLS 5400-5820 SOUTH PARKER	80012	SC	2003	2003	14.50%	127,215	479,541	2,436,577	BED BATH & BEYOND(2012), OFFICE DEPOT(2017), HOME DEPOT(NOT OWNED), WALMART(NOT OWNED)

58 BROOMFIELD, CO	FLATIRON MARKETPLACE GARDEN 1 WEST FLATIRON CIRCLE	80021	SC	2001	2003	100.00%	245,217	421,482	5,017,046	NORDSTROM RACK(2011), LINENS ’N THINGS(2017), BEST BUY(2016), OFFICE DEPOT(2016), GREAT INDOORS(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
59 DENVER, CO	TAMARAC SQUARE 7777 E. HAMPDEN	80231	SC	1976	2001		100.00%	174,780	196,580	1,874,902	REGENCY THEATRES TAMARAC SQ.(2008)

60 DENVER, CO (CENTENNIAL)	CENTENNIAL PROMENADE 9555 E. COUNTY LINE ROAD	80223	SC	1997/2002	1997		100.00%	408,337	529,488	6,782,791	GOLFSMITH GOLF CENTER(2012), SOUNDTRACK(2017), ROSS DRESS FOR LESS(2008), OFFICE MAX(2012), MICHAEL’S(2007), TOYS R US(2011), BORDERS(2017), LOEHMANN’S(2012), HOME DEPOT(NOT OWNED), RECREATIONAL EQUIPMENT(NOT OWNED)

61 DENVER, CO (UNIVERSITY)	UNIVERSITY HILLS 2730 SOUTH COLORADO BOULEVARD	80222	SC	1997	2003		100.00%	244,383	244,383	4,041,753	LINENS ’N THINGS(2013), PIER 1 IMPORTS(2014), OFFICE MAX(2012), KING SOOPERS(2017)

62 FORT COLLINS. CO	MULBERRY AND LEMAY CROSSINGS MULBERRY ST. & S. LEMAY AVE.	80525	SC	2004	2003		100.00%	18,988	316,420	423,178	WAL-MART(NOT OWNED), HOME DEPOT(NOT OWNED)

63 LITTLETON, CO	ASPEN GROVE 7301 SOUTH SANTA FE	80120	LC	2002	1	*	100.00%	231,450	255,184	6,636,650	COLDWATER CREEK(2011), TALBOTS(2012),ANN TAYLOR(2012), J.CREW(2012), BANANA REPUBLIC(2012), GAP(2012), WILLIAMS-SONOMA(2014), J.JILL(2012), BOMBAY COMPANY(2012), POTTERY BARN(2014), PIER 1 IMPORTS(2011), JOSEPH A. BANK CLOTHERS(2012), BUCA di BEPPO(2013), CHAMPPS(2022),POTTERY BARN(2014)

64 PARKER, CO (FLATACRES)	FLATACRES MARKETCENTER SOUTH PARKER ROAD	80134	SC	2003	2003		14.50%	116,644	221,520	2,035,894	BED BATH & BEYOND(2014), GART SPORTS(2014), MICHAEL’S(2013), KOHL’S(NOT OWNED)

65 PARKER, CO (PAVILIONS)	PARKER PAVILIONS 11153-11183 SOUTH PARKER ROAD	80134	SC	2003	2003		14.50%	89,631	410,868	1,687,552	OFFICE DEPOT(2016), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

Connecticut

66 PLAINVILLE, CT	CONNECTICUT COMMONS I-84 & RTE 9	06062	SC	1999/2001	1	*	14.50%	463,394	566,537	6,066,433	LOWE’S(2019), KOHL’S(2022), DSW SHOE WAREHOUSE(2015), DICK’S SPORTING GOODS(2020), PETSMART(2015), A.C. MOORE(2014), OLD NAVY(2011), LINENS ’N THINGS(2017), PLAINVILLE THEATRE(NOT OWNED)

Florida

67 BAYONET POINT, FL	POINT PLAZA US 19 & SR 52	34667	SC	1985/2003	1/2	*	100.00%	209,714	209,714	1,365,252	PUBLIX SUPER MARKETS(2010), BEALL’S(2014), T.J. MAXX(2010)

68 BOYNTON BEACH, FL	MEADOWS SQUARE	33461	SC	1986	2004		100.00%	106,224	106,224	1,422,393	PUBLIX SUPER MARKETS(2011)
	HYPOLUXO RD & N. CONGRESS AVE

69 BRANDON, FL	KMART SHOPPING CENTER 1602 BRANDON BL	33511	SC	1972/1997/2003	2	*	100.00%	161,900	228,022	781,516	K MART(2007), KANE FURNITURE(NOT OWNED)

70 BRANDON, FL (PLAZA)	LAKE BRANDON PLAZA CAUSEWAY BOULEVARD	33511	SC	1999	2003		14.50%	148,267	196,801	1,880,787	COMPUSA(2017), JO-ANN STORES(2017), PUBLIX SUPER MARKETS(2019), BABIES R US(NOT OWNED)

71 BRANDON, FL (VILLAGE)	LAKE BRANDON VILLAGE CAUSEWAY BOULEVARD	33511	SC	1997/2004	2003		14.50%	113,986	243,641	1,483,048	LINENS ’N THINGS(2014), SPORTS AUTHORITY(2018), PETSMART(2020), LOWE’S(NOT OWNED)

72 CRYSTAL RIVER, FL	CRYSTAL RIVER PLAZA 420 SUN COAST HWY	33523	SC	1986/2001	1/2	*	100.00%	160,135	160,135	768,030	BEALL’S(2012), BEALL’S OUTLET(2011)

73 DAYTONA BEACH, FL	VOLUSIA 1808 W. INTERNATIONAL SPEEDWAY	32114	SC	1984	2001		100.00%	76,087	76,087	855,858	MARSHALLS(2010)

74 ENGLEWOOD, FL	ROTONDA PLAZA 5855 PLACIDA ROAD	34224	SC	1991	2004		100.00%	46,835	46,835	471,466	KASH N KARRY(2011)

75 GULF BREEZE, FL	GULF BREEZE MARKETPLACE 3749-3767 GULF BREEZE PARKWAY	32561	SC	1998	2003		100.00%	29,827	333,654	414,404	LOWE’S(NOT OWNED), WAL-MART(NOT OWNED)

76 JACKSONVILLE, FL	JACKSONVILLE REGIONAL 3000 DUNN AVENUE	32218	SC	1988	1995		100.00%	219,735	295,752	1,407,068	J.C. PENNEY(2007), WINN DIXIE STORES(2009)

77 JACKSONVILLE, FL(ARLINGTON RD)	ARLINGTON ROAD PLAZA 926 ARLINGTON ROAD	32211	SC	1990/1999	2004		100.00%	182,098	182,098	856,952	FOOD LION(2010)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
78 LAKELAND, FL (HIGHLANDS)	HIGHLANDS PLAZA SHOPPING CTR 2228 LAKELANDS HIGHLAND ROAD	33803	SC	1990	2004		100.00%	102,572	102,572	802,919	WINN DIXIE STORES(2017)

79 MARIANNA, FL	THE CROSSROADS	32446	SC	1990	1/2	*	100.00%	63,894	63,894	350,035	BEALL’S(2008)
	2814-2822 HIGHWAY 71

80 NAPLES, FL	CARILLON PLACE 5010 AIRPORT ROAD NORTH	33942	SC	1994	1995		14.50%	267,808	283,208	3,177,120	WAL-MART(2014), T.J. MAXX(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS(2010), CIRCUIT CITY(2015), OFFICE MAX(2010)

81 OCALA, FL (WEST)	OCALA WEST 2400 SW COLLEGE ROAD	32674	SC	1991	2003		100.00%	99,716	99,716	753,519	SPORTS AUTHORITY(2012), HOBBY LOBBY(2016)

82 ORANGE PARK, FL (THE VILLAGE)	THE VILLAGE SHOPPING CENTER 950 BLANDING BLVD	32065	SC	1993/2000	2004		100.00%	72,531	135,473	691,488	BEALL’S(2009), ALBERTSON’S(NOT OWNED)

83 ORMOND BEACH, FL	ORMOND TOWNE SQUARE 1458 WEST GRANADA BLVD	32174	SC	1993	1994		100.00%	234,042	234,042	1,944,493	BEALL’S(2018), ROSS DRESS FOR LESS(2016), PUBLIX SUPER MARKETS(2013)

84 OVIEDO, FL	OVIEDO PARK CROSSING RTE 417 & RED BUG LAKE ROAD	32765	SC	1999	1	*	20.00%	186,212	321,249	2,015,892	OFFICE MAX(2014), ROSS DRESS FOR LESS(2010), MICHAEL’S(2009), T.J. MAXX(2010), LINENS ’N THINGS(2011), LOWE’S(NOT OWNED)

85 PALM HARBOR, FL	THE SHOPPES OF BOOT RANCH 300 EAST LAKEROAD	34685	SC	1990	1995		100.00%	52,395	229,188	957,792	ALBERTSON’S(NOT OWNED), TARGET(NOT OWNED)

86 PENSACOLA, FL	PALAFOX SQUARE 8934 PENSACOLA BLVD	32534	SC	1988/1997/1999	1/2	*	100.00%	17,150	236,892	243,830	WALMART(NOT OWNED)

87 SPRING HILL, FL	MARINER SQUARE 13050 CORTEZ BLVD.	34613	SC	1988/1997	1/2	*	100.00%	188,924	393,000	1,612,537	BEALL’S(2011), ROSS DRESS FOR LESS(2014), WALMART(NOT OWNED)

88 TALLAHASSEE, FL	CAPITAL WEST 4330 WEST TENNESSEE STREET	32312	SC	1994/2004	2003		100.00%	58,386	231,035	423,376	BEALL’S OUTLET(2009), WAL-MART(NOT OWNED)

89 TAMPA, FL (DALE)	NORTH POINTE PLAZA 15001-15233 NORTH DALE MABRY	33618	SC	1990	1/2	*	20.00%	104,460	222,388	1,337,348	PUBLIX SUPER MARKETS(2010), WALMART(NOT OWNED)

90 TAMPA, FL (HORIZON PARK)	HORIZON PARK SHOPPING CENTER 3908 WEST HILLSBOROUGH HIGHWAY	33614	SC	1987/2003	2004		100.00%	216,284	216,284	1,763,558	NORTHERN TOOL(2015), BABIES R US(2008), PEARL ARTIST & CRAFT SUPPLY(2007)

91 TAMPA, FL (WATERS)	TOWN N’ COUNTRY 7021-7091 WEST WATERS AVENUE	33634	SC	1990	1/2	*	100.00%	134,366	249,747	920,507	ANNA’S LINENS(2011), KASH N KARRY(2010), WALMART(NOT OWNED)

92 TARPON SPRINGS, FL	TARPON SQUARE 41232 U.S. 19, NORTH	34689	SC	1974/1998	1/2	*	100.00%	198,797	199,447	1,402,282	K MART(2009), BIG LOTS(2012), STAPLES(2013)

93 WEST PASCO, FL	PASCO SQUARE 7201 COUNTY ROAD 54	34653	SC	1986	1/2	*	100.00%	135,421	215,661	583,531	BEALL’S OUTLET(2013), WALMART(NOT OWNED)

Georgia

94 ATHENS, GA	ATHENS EAST 4375 LEXINGTON ROAD	30605	SC	2000	2003		100.00%	24,000	218,879	284,712	WAL MART(NOT OWNED)

95 ATLANTA, GA (DULUTH)	PLEASANT HILL PLAZA 1630 PLEASANT HILL ROAD	30136	SC	1990	1994		100.00%	99,025	219,025	1,061,068	OFFICE DEPOT(2007), WAL-MART(NOT OWNED)

96 ATLANTA, GA (PERIMETER)	PERIMETER POINTE 1155 MT. VERNON HIGHWAY	30136	SC	1995/2002	1995		14.50%	343,155	352,755	4,718,172	STEIN MART(2010), BABIES R US(2012), SPORTS AUTHORITY(2012), L.A. FITNESS(2016), OFFICE DEPOT(2012), UNITED ARTISTS THEATRE(2015)

97 CANTON, GA (RIVERPLACE)	RIVERPLACE 104-150 RIVERSTONE PARKWAY	30114	SC	1983	2003		100.00%	127,853	127,853	943,659	STAPLES(2014), INGLES(2019)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
98 CHAMBLEE, GA	CHAMBLEE PLAZA PEACHTREE INDUSTRIAL BOULEVARD	30341	SC	1976	2003	100.00%	175,969	175,969	883,397

99 COLUMBUS, GA	BRADLEY PARK CROSSING 1591 BRADLEY PARK DRIVE COLUMB	31904	SC	1999	2003	100.00%	119,786	242,786	1,339,258	GOODY’S(2011), PETSMART(2015), MICHAEL’S(2009), TARGET(NOT OWNED)

100 CUMMING, GA	CUMMING MARKETPLACE MARKETPLACE BOULEVARD	30041	SC	1997/1999	2003	100.00%	308,557	652,642	3,744,970	GOODY’S(2012), LOWE’S(2019), MICHAEL’S(2010), OFFICE MAX(2013), HOME DEPOT(NOT OWNED), WAL MART(NOT OWNED)

101 DOUGLASVILLE, GA	DOUGLASVILLE MARKETPLACE 6875 DOUGLAS BOULEVARD	30135	SC	1999	2003	100.00%	86,158	261,353	1,450,285	BEST BUY(2015), BABIES R US(2011), LOWES(NOT OWNED)

102 LAFAYETTE, GA	LAFAYETTE CENTER 1109 NORTH MAIN STREET	30728	SC	1990	2003	100.00%	75,622	78,422	465,521	FARMERS HOME FURNITURE(2009), FOOD LION(2019)

103 LAWRENCEVILLE, GA	FIVE FORKS VILLAGE 850 DOGWOOD ROAD	30044	SC	1990	2003	10.00%	89,064	89,064	504,188

104 LILBURN, GA (FIVE FORKS)	FIVE FORKS CROSSING 3055 FIVE FORKS TRICKUM ROAD	30047	SC	2000/2001	2003	10.00%	73,910	73,910	699,140	KROGER(2012)

105 LITHONIA, GA	THE SHOPS AT TURNER HILL 8200 MALL PARKWAY	30038	SC	2004	2003	14.50%	113,675	293,670	1,658,019	BEST BUY(2018), BED BATH & BEYOND(2013), TOYS R US(NOT OWNED), SAM’S CLUB(NOT OWNED)

106 LOGANVILLE, GA	MIDWAY PLAZA 910 ATHENS HWY	30052	SC	1995	2003	20.00%	91,196	91,196	957,767	KROGER(2016)

107 MADISON, GA	BEACON HEIGHTS 1462-1532 EATONTON ROAD	30650	SC	1989	2003	100.00%	64,545	64,545	367,187	INGLES(2010)

108 MARIETTA, GA	TOWN CENTER PRADO 2609 BELLS FERRY ROAD	30066	SC	1995/2002	1995	14.50%	301,297	311,194	3,804,790	STEIN MART(2007), ROSS DRESS FOR LESS(2013), PUBLIX SUPER MARKETS(2015), CRUNCH FITNESS(2011)

109 MCDONOUGH, GA	MCDONOUGH MARKETPLACE (LP-II) NE CORNER 175 & HIGHWAY 20	30253	SC	2003	2003	14.50%	53,158	360,729	840,363	OFFICE DEPOT(2016), LOWES(NOT OWNED), WALMART(NOT OWNED)

110 NEWNAN, GA	NEWNAN CROSSING 955-1063 BULLSBORO DRIVE NEWNA	30264	SC	1995	2003	100.00%	156,497	426,723	1,227,115	LOWE’S(2015), BELK(NOT OWNED), WAL MART(NOT OWNED)

111 STOCKBRIDGE, GA (FREEWAY)	FREEWAY JUNCTION 3797-3879 HIGHWAY 138 SE STOCK	30281	SC	1988	2003	100.00%	162,778	162,778	634,587	NORTHERN TOOL(2015), FARMERS HOME FURNITURE(2011), GOODWILL(2011)

112 STOCKBRIDGE, GA (PIKE)	PIKE NURSERIES-STOCKBRIDGE 599 HIGHWAY 138W	30281	SC	1997	2003	100.00%	0	10,800	244,145

113 STONE MOUNTAIN, GA (RIVER)	RIVERCLIFF VILLAGE STONE MOUNTAIN HIGHWAY STONE M	30047	SC	1999	2003	100.00%	2,000	2,000	46,200

114 SUWANEE, GA (JOHNS)	JOHNS CREEK TOWNE CENTER 3630 PEACHTREE PARKWAY SUWANEE	30024	SC	2001/2004	2003	100.00%	285,336	285,336	3,895,998	BORDERS(2021), PETSMART(2020), KOHL’S(2022), MICHAEL’S(2011), STAPLES(2016), SHOE GALLERY(2014)

115 TUCKER, GA	COFER CROSSING 4349-4375 LAWRENCEVILLE HWY	30084	SC	1998/2003	2003	100.00%	130,832	279,020	1,278,955	GOODY’S(2014), KROGER(2019), WALMART(NOT OWNED)

116 UNION CITY, GA	SHANNON SQUARE 4720 JONESBORO ROAD	30291	SC	1986	2003	100.00%	100,002	181,954	429,936	WAL MART(NOT OWNED)

117 WARNER ROBBINS, GA	WARNER ROBINS PLACE 2724 WATSON BOULEVARD	31093	SC	1997	2003	100.00%	107,941	459,700	1,248,755	T.J. MAXX(2010), STAPLES(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

118 WOODSTOCK, GA	WOODSTOCK PLACE 10029 HIGHWAY 928	30188	SC	1995	2003	100.00%	44,691	44,691	348,858

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
Idaho

119 IDAHO FALLS, ID	COUNTRY CLUB MALL 1515 NORTHGATE MILE	83401	SC	1976/1992/1997	1998		100.00%	148,593	306,201	732,713	OFFICE MAX(2011), WORLD GYM(2008), FRED MEYER, INC.(NOT OWNED)

120 MERIDIAN, ID	MERIDIAN CROSSROADS EAGLE AND FAIRVIEW ROAD	83642	SC	1999/2001/2002/2003/ 2004	1	*	100.00%	461,023	731,482	6,179,924	BED BATH & BEYOND(2011), OLD NAVY(2010), SHOPKO(2020), OFFICE DEPOT(2010), ROSS DRESS FOR LESS(2012), MARSHALLS(2012), SPORTSMAN’S WAREHOUSE(2015), CRAFT WAREHOUSE(2013), BABIES R US(NOT OWNED), WALMART(NOT OWNED)

Illinois

121 DECATUR, IL	DECATUR MARKETPLACE MARYLAND STREET	62521	SC	1999	2003		100.00%	22,775	194,775	256,998	WAL MART(NOT OWNED)

122 DEER PARK, IL	DEER PARK TOWN CENTER 20530 NORTH RAND RD #303	60010	LC	2000/2004	1	*	24.75%	286,889	391,084	7,833,241	GAP # 581(2010), BARNES & NOBLE(NOT OWNED), CENTURY CINEMAS(NOT OWNED), PIER 1 IMPORTS(201), BANANA REPUBLIC(2010), POTTERY BARN KIDS(2012), POTTERY BARN(2013), RESTORATION HARDWARE(2010), EDDIE BAUER HOME(2011), EDDIE BAUER SPORTSWEAR(2011), COLDWATER CREEK(2010), J.CREW(2011), ANN TAYLOR(2011), TALBOTS/TALBOTS PETITES(2011), WILLIAMS-SONOMA(2013), JOSEPH A. BANKCLOTHERS(2011), CALIFORNIA PIZZA KITCHEN(2013), BATH AND BODY WORKS(2011), J.JILL(2013), BOMBAY(2007), AMERICAN EAGLE(2007), VICTORIA’S SECRET(2007)

123 HARRISBURG, IL	ARROWHEAD POINT 701 NORTH COMMERCIAL	62946	SC	1991	1994		100.00%	167,074	167,074	878,783	WAL-MART(2011), MAD PRICER(2011)

124 MOUNT VERNON, IL	TIMES SQUARE MALL 42ND AND BROADWAY	62864	MM	1974/1998/2000	2	*	100.00%	269,328	269,328	995,334	SEARS(2013), GOODY’S(2015), J.C. PENNEY(2007)

125 ORLAND PARK, IL (HOME DEPOT)	HOME DEPOT CENTER 15800 HARLEM AVENUE	60462	SC	1987/1993	2004		100.00%	149,498	149,498	1,447,015	HOME DEPOT(2012)

126 SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN 1430 EAST GOLF ROAD	60173	SC	1993/1998/2002	1995		14.50%	508,815	674,504	8,690,198	CIRCUIT CITY(2009), OFF 5TH(2011), PETSMART(2014), HOMEGOODS(2014), OFFICE MAX(2010), CONTAINER STORE(2011), FILENE’S BASEMENT(2014), MARSHALLS(2009), NORDSTROM RACK(2009), BORDERS(2009), EXPO DESIGN CENTER(2019), COSTCO(NOT OWNED), PRAIRIE ROCK RESTAURANT(NOT OWNED)

Indiana

127 BEDFORD, IN	TOWN FAIR CENTER 1320 JAMES AVENUE	47421	SC	1993/1997	2	*	100.00%	223,431	223,431	1,120,853	K MART(2008), GOODY’S(2008), J.C. PENNEY(2008)

128 HIGHLAND, IN	HIGHLAND GROVE SHOPPING CENTER HIGHWAY 41 & MAIN STREET	46322	SC	1995/2001	1996		20.00%	312,546	524,410	3,549,791	MARSHALLS(2011), KOHL’S(2016), CIRCUIT CITY(2016), OFFICE MAX(2012), TARGET(NOT OWNED), JEWEL(NOT OWNED), BORDERS(NOT OWNED)

129 LAFAYETTE, IN	PARK EAST MARKETPLACE 4205 - 4315 COMMERCE DRIVE	47905	SC	2000	2003		100.00%	35,100	243,850	377,650	WAL MART(NOT OWNED)

Iowa

130 CEDAR RAPIDS, IA	NORTHLAND SQUARE 303 -367 COLLINS ROAD, NE	52404	SC	1984	1998		100.00%	187,068	207,405	1,871,609	T.J. MAXX(2010), OFFICE MAX(2010), BARNES & NOBLE(2010), KOHL’S(2021)

131 OTTUMWA, IA	QUINCY PLACE MALL 1110 QUINCY AVENUE	52501	MM	1990/1999/2002	1/2	*	100.00%	241,427	344,677	1,537,166	HERBERGER’S(2020), J.C. PENNEY(2010), OFFICE MAX(2015), GOODY’S(2014), TARGET(NOT OWNED)

Kansas

132 LEAWOOD, KS	TOWN CENTER PLAZA 5000 W 119 STREET	66209	LC	1996/2002	1998		100.00%	308,628	490,999	7,710,924	BARNES & NOBLE #2668(2011), COLDWATER CREEK(2009), LIMITED/LIMITED TOO(2009), VICTORIA’S SECRET(2009), EXPRESS/BATH&BODY/STRUCTURE(2009), GAP/GAP BODY(2008), GAP KIDS(2005), J.JILL(2013), POTTERY BARN(2009), WILLIAMS- SONOMA(2009), AMERICAN EAGLE(2013), PACIFIC SUNWEAR(2012), BRAVO CUCINA ITALIANA(2013), RESTORATION HARDWARE(2012), HOULIHANS(2025), BRISTOL SEAFOOD BAR & GRILL(2011), BOMBAY(2006),THE JONES STORE(2009)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
133 MERRIAM, KS	MERRIAM TOWN CENTER 5700 ANTIOCH ROAD	66202	SC	1998/2004	1	*	14.50%	351,234	473,740	4,188,716	OFFICE MAX(2013), PETSMART(2019), HEN HOUSE(2018), MARSHALLS(2008), DICK’S SPORTING GOODS(2016), CINEMARK(2018), HOME DEPOT #2202(NOT OWNED)

134 OVERLAND PARK, KS (CHEROKEE)	CHEROKEE NORTH SHOPPING CENTER	66212	SC	1987/2002	1998		24.75%	60,765	60,981	760,879
	8800-8934 W 95th STREET

135 OVERLAND PARK, KS (POINTE)	OVERLAND POINTE MARKETPLACE	66213	SC	2001/2004	2003		14.50%	42,632	361,759	903,967	HOME DEPOT(NOT OWNED), SAM’S CLUB(NOT OWNED), BABIES R US(NOT OWNED)
	INTER 135TH & ANTIOCH RD

136 WICHITA, KS (EASTGATE)	EASTGATE PLAZA SOUTH ROCK ROAD	67207	SC	1955	2002		100.00%	203,997	253,997	2,041,319	OFFICE MAX(2007), T.J. MAXX(2011), BARNES & NOBLE(2012), KCBB, INC
											BURLINGTON(NOT OWNED)

Kentucky

137 FLORENCE, KY (TURFWAY)	TURFWAY PLAZA	41042	SC	1975/1998	2004		100.00%	133,985	133,985	961,211	OFFICE DEPOT(2011), PARTY TOWN(2016), BIG LOTS(2008)
	6825 TURFWAY ROAD

138 FRANKFORT, KY (EASTWOOD)	EASTWOOD SHOPPING CENTER	40601	SC	1963/1994	2004		100.00%	155,104	155,104	845,965	SEARS(2011)
	260 VERSAILLES ROAD

139 LEXINGTON, KY (NORTH)	NORTH PARK MARKETPLACE	40511	SC	1998	2003		100.00%	48,920	228,878	598,403	STAPLES(2016), WAL MART(NOT OWNED)
	524 WEST NEW CIRCLE

140 LEXINGTON, KY (SOUTH)	SOUTH FARM MARKETPLACE	40503	SC	1998	2003		100.00%	27,643	344,280	595,780	LOWE’S(NOT OWNED), WAL MART(NOT OWNED)
	MAN-O-WAR BOULEVARD AND NICHOL

141 LOUISVILLE, KY (OUTER LOOP)	OUTER LOOP PLAZA	40228	SC	1973/1989/1998	2004		100.00%	120,777	120,777	644,549	VALU DISCOUNT(2009)
	7505 OUTER LOOP HIGHWAY

142 RICHMOND, KY	CARRIAGE GATE	40475	SC	1992	2003		100.00%	158,041	229,313	264,300	FOOD LION(2017), BALLARD’S(NOT OWNED)
	833-847 EASTERN BY-PASS

Maine

143 BRUNSWICK, ME	COOK’S CORNERS 172 BATH ROAD	04011	SC	1965	1997		100.00%	301,992	310,229	2,589,416	HOYTS CINEMAS(2010), BRUNSWICK BOOKLAND(2014), BIG LOTS(2008), T.J. MAXX(2010), SEARS(2012)

Maryland

144 SALISBURY, MD	THE COMMONS E. NORTH POINT DRIVE	21801	SC	1999	1	*	100.00%	126,135	350,012	1,681,422	BEST BUY(2013), MICHAEL’S(2009), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

Massachusetts

145 EVERETT, MA	GATEWAY CENTER 1 MYSTIC VIEW ROAD	02149	SC	2001	1	*	100.00%	222,287	639,807	4,465,747	BED BATH & BEYOND(2011), OLD NAVY(2011), OFFICE MAX(2020), BABIES R US(2013), MICHAEL’S(2012), COSTCO(NOT OWNED)

146 FRAMINGHAM, MA	SHOPPER’S WORLD 1 WORCESTER ROAD	01701	SC	1994	1995		14.50%	769,276	778,701	14,428,379	TOYS R US(2020), MACY’S FURNTURE GALLERY(2020), T.J. MAXX(2010), BABIES R US(2013), DSW SHOE WAREHOUSE(2007), A.C. MOORE(2007), MARSHALLS(2011), BOBS(2011), LINENS ’N THINGS(2011), SPORTS AUTHORITY(2015), PETSMART(2011), BEST BUY(2014), BARNES & NOBLE(2011), AMC THEATRE(2014), KOHL’S(2010)

Michigan

147 BAD AXE, MI	HURON CREST PLAZA	48413	SC	1991	1993		100.00%	63,415	134,574	411,308	FARMER JACK(2012), WAL-MART(NOT OWNED)
	850 NORTH VAN DYKE ROAD

148 BENTON HARBOR, MI	FAIRPLAIN PLAZA	49022	SC	1998	2006		20.00%	222,739	324,739	1,561,268	OFFICE DEPOT(2008), T.J. MAXX(2009), TARGET(NOT OWNED)
	1000 NAPIER AVE

149 CHEBOYGAN, MI	KMART SHOPPING PLAZA	49721	SC	1988	1994		100.00%	53,588	129,339	200,463	K MART(2010), KMART(NOT OWNED)
	1109 EAST STATE

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
150 DETROIT, MI	BELAIR CENTER 8400 E. EIGHT MILE ROAD	48234	SC	1989/2002	1998		100.00%	343,619	450,349	2,424,912	NATIONAL WHOLESALE LIQUIDATORS(2016), PHOENIX THEATERS(2011), BALLY TOTAL FITNESS(2016), BIG LOTS(2008), KIDS R US(2013), FORMAN MILLS(2012), TARGET(NOT OWNED)

151 GAYLORD, MI	PINE RIDGE SQUARE	49735	SC	1991/2004	1993		100.00%	150,203	150,203	682,194	DUNHAM’S SPORTING GOODS(2011), BIG LOTS(2010), BUY LOW(2011)
	1401 WEST MAIN STREET

152 GRANDVILLE, MI	GRANDVILLE MARKETPLACE INTERSECT 44TH ST & CANAL AVE	49418	SC	2003	2003		14.50%	201,726	352,098	2,551,727	CIRCUIT CITY(2017), LINENS ’N THINGS(2013), GANDER MOUNTAIN(2016), OFFICE MAX(2013), LOWE’S(NOT OWNED)

153 HOUGHTON, MI	COPPER COUNTRY MALL	49931	MM	1981/1999	1/2	*	100.00%	257,863	257,863	992,004	STEVE & BARRY’S(2013), J.C. PENNEY(2010), OFFICE MAX(2014)
	HIGHWAY M26

154 HOWELL, MI	GRAND RIVER PLAZA 3599 EAST GRAND RIVER	48843	SC	1991	1993		100.00%	215,047	215,047	1,396,605	ELDER-BEERMAN(2011), DUNHAM’S SPORTING GOODS(2011), KROGER(2012)

155 LANSING, MI	THE MARKETPLACE AT DELTA TOWNS 8305 WEST SAGINAW HWY 196 RAMP	48917	SC	2000/2001	2003		100.00%	135,697	489,104	1,449,584	MICHAEL’S(2011), GANDER MOUNTAIN(2015), STAPLES(2016), PETSMART(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

156 MT. PLEASANT, MI	INDIAN HILLS PLAZA	48858	SC	1990	2	*	100.00%	249,680	249,680	1,665,584	WAL-MART(2009), T.J. MAXX(2014), KROGER(2011)
	4208 E BLUE GRASS ROAD

157 SAULT ST. MARIE, MI	CASCADE CROSSINGS 4516 I-75 BUSINESS SPUR	49783	SC	1993/1998	1994		100.00%	270,761	270,761	1,696,322	WAL-MART(2012), J.C. PENNEY(2008), DUNHAM’S SPORTING GOODS(2011), GLEN’S MARKET(2013)

158 WALKER, MI (ALPINE AVE)	GREEN RIDGE SQUARE II	49504	SC	1991/1995	2004		100.00%	91,749	91,749	930,669	CIRCUIT CITY(2010), BED BATH & BEYOND(2015)
	3410 ALPINE AVENUE

159 WALKER, MI (GRAND RAPIDS)	GREEN RIDGE SQUARE	49504	SC	1989	1995		100.00%	133,538	303,447	1,542,456	T.J. MAXX(2011), OFFICE DEPOT(2010), TARGET(NOT OWNED), TOYS R US(NOT OWNED)
	3390-B ALPINE AVE NW

Minnesota

160 BEMIDJI, MN	PAUL BUNYAN MALL	56601	MM	1977/1998	2	*	100.00%	297,803	297,803	1,514,085	K MART(2007), HERBERGER’S(2010), J.C. PENNEY(2008)
	1201 PAUL BUNYAN DRIVE

161 BRAINERD, MN	WESTGATE MALL	56401	MM	1985/1998	1/2	*	100.00%	260,319	260,319	1,916,176	STEVE & BARRY’S(2013), HERBERGER’S(2013), MOVIES 10(2011)
	1200 HIGHWAY 210 WEST

162 COON RAPIDS, MN	RIVERDALE VILLAGE 12921 RIVERDALE DRIVE	55433	SC	2003	1	*	14.50%	551,898	940,402	8,930,733	KOHL’S(2020), JO-ANN STORES(2010), LINENS ’N THINGS(2016), BORDERS(2023), OLD NAVY(2007), SPORTSMAN’S WAREHOUSE(2017), BEST BUY(2013), DSW SHOE WAREHOUSE(2016), SEARS(NOT OWNED), COSTCO(NOT OWNED), J.C. PENNEY(NOT OWNED)

163 EAGAN, MN	EAGAN PROMENADE 1299 PROMENADE PLACE	55122	SC	1997/2001	1997		50.00%	278,211	342,014	3,552,835	BYERLY’S(2016), PETSMART(2018), BARNES & NOBLE(2012), OFFICE MAX(2013), T.J. MAXX(2007), BED BATH & BEYOND(2012), ETHAN ALLEN FURNITURE(NOT OWNED)

164 HUTCHINSON, MN	HUTCHINSON MALL	55350	MM	1981	1/2	*	100.00%	121,001	209,843	449,534	J.C. PENNEY(2011), HENNEN’S FURNITURE(NOT OWNED)
	1060 SR 15

165 MINNEAPOLIS, MN (MAPLE GROVE)	MAPLE GROVE CROSSING WEAVER LAKE ROAD & I-94	55369	SC	1995/2002	1996		50.00%	265,957	354,321	2,964,654	KOHL’S(2016), BARNES & NOBLE(2011), GANDER MOUNTAIN(2011), MICHAEL’S(2012), BED BATH & BEYOND(2012), CUB FOODS(NOT OWNED)

166 ST. PAUL, MN	MIDWAY MARKETPLACE 1450 UNIVERSITY AVENUE WEST	55104	SC	1995	1997		14.50%	324,354	473,596	2,684,640	WAL-MART(2022), CUB FOODS(2015), PETSMART(2011), MERVYN’S(2016), BORDERS BOOKS AND MUSIC(NOT OWNED), HERBERGER’S(NOT OWNED)

167 WORTHINGTON, MN	NORTHLAND MALL	56187	MM	1977	1/2	*	100.00%	185,658	185,658	533,516	J.C. PENNEY(2007), HY VEE FOOD STORES(2011)
	1635 OXFORD STREET

Mississippi

168 GULFPORT, MS	CROSSROADS CENTER CROSSROADS PARKWAY	39503	SC	1999	2003		100.00%	457,027	532,158	5,285,910	ACADEMY SPORTS(2015), BED BATH & BEYOND(2014), ROSS DRESS FOR LESS(2015), GOODY’S(2011), T.J. MAXX(2009), CINEMARK(2019), OFFICE DEPOT(2014), BARNES & NOBLE(2014), BELK’S(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
169 JACKSON, MS (JUNCTION)	THE JUNCTION 6351 I-55 NORTH3	39213	SC	1996	2003		100.00%	107,780	326,319	1,170,520	PETSMART(2012), OFFICE DEPOT(2016), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

170 JACKSON, MS (METRO)	METRO STATION 4700 ROBINSON ROAD	39204	SC	1997	2003		100.00%	52,617	182,300	293,052	OFFICE DEPOT(2012), HOME DEPOT(NOT OWNED)

171 OXFORD, MS	OXFORD PLACE 2015-2035 UNIVERSITY AVENUE	38655	SC	2000	2003		20.00%	13,200	71,866	330,488	KROGER(NOT OWNED)

172 SALTILLO, MS	CROSS CREEK SHOPPING CENTER 1040-1184 CROSS CREEK DRIVE	38866	SC	1999	2003		100.00%	55,749	173,269	545,774	STAPLES(2016), HOME DEPOT(NOT OWNED)

173 STARKVILLE, MS	STARKVILLE CROSSING 882 HIGHWAY 12 WEST	39759	SC	1999/2004	1994		100.00%	133,691	268,254	907,246	J.C. PENNEY(2010), KROGER(2042), LOWE’S(NOT OWNED)

174 TUPELO, MS	BIG OAKS CROSSING 3850 N GLOSTER ST	38801	SC	1992	1994		100.00%	348,236	348,236	1,925,550	SAM’S CLUB(2012), GOODY’S(2007), WAL-MART(2012)

Missouri

175 ARNOLD, MO	JEFFERSON COUNTY PLAZA VOGEL ROAD	63010	SC	2002	1	*	50.00%	42,091	290,147	442,720	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

176 FENTON, MO	FENTON PLAZA GRAVOIS & HIGHWAY 141	63206	SC	1970/1997	1/2	*	100.00%	93,420	100,420	951,092

177 INDEPENDENCE, MO	INDEPENDENCE COMMONS 900 EAST 39TH STREET	64057	SC	1995/1999	1995		14.50%	386,070	403,170	4,949,735	KOHL’S(2016), BED BATH & BEYOND(2012), MARSHALLS(2012), BEST BUY(2016), BARNES & NOBLE(2011), AMC THEATRE(2015)

178 KANSAS CITY, MO (WARD PARKWAY)	WARD PARKWAY 8600 WARD PARKWAY	64114	SC	1959/2004	2003		20.00%	288,254	611,759	4,985,738	DICK’S SPORTING GOODS(2016), 24 HOUR FITNESS(2023), PETSMART(2016), AMC THEATRE(2011), OFF BROADWAY SHOES(2015), T.J. MAXX(2013), TARGET(NOT OWNED), DILLARD’S(NOT OWNED)

179 SPRINGFIELD,MO (MORRIS)	MORRIS CORNERS 1425 EAST BATTLEFIELD	65804	SC	1989	1998		100.00%	56,033	56,033	491,757	TOYS R US(2013)

180 ST. JOHN, MO	ST JOHN CROSSING 9000-9070 ST CHARLES ROCK RD	63114	SC	2003	2003		100.00%	93,513	93,513	984,042	SHOP ’N SAVE(2022)

181 ST. LOUIS (SUNSET), MO	PLAZA AT SUNSET HILL 10980 SUNSET PLAZA	63128	SC	1997	1998		100.00%	415,435	450,938	5,459,298	TOYS R US(2013), COMPUSA(2013), BED BATH & BEYOND(2012), MARSHALLS(2012), HOME DEPOT(2023), PETSMART(2012), BORDERS(2011)

182 ST.LOUIS, MO (KELLER PLAZA)	KELLER PLAZA 4500 LEMAY FERRY ROAD	63129	SC	1987	1998		100.00%	52,842	169,699	528,029	KELLER PLAZA 8(2011), SAM’S(NOT OWNED)

183 ST.LOUIS, MO (SOUTHTOWNE)	SOUTHTOWNE KINGS HIGHWAY & CHIPPEWA	63109	SC	2004	1998		100.00%	67,628	67,628	1,062,666	OFFICE MAX(2014)

184 ST.LOUIS,MO (BRENTWOOD)	PROMENADE AT BRENTWOOD 1 BRENTWOOD PROMENADE COURT	63144	SC	1998	1998		100.00%	299,584	299,584	4,022,889	TARGET(2023), BED BATH & BEYOND(2009), PETSMART(2014), LANE HOME FURNISHINGS(2013)

185 ST.LOUIS,MO (GRAVOIS VILLAGE)	GRAVOIS VILLAGE 4523 GRAVOIS VILLAGE PLAZA	63049	SC	1983	1998		100.00%	110,992	114,992	634,512	K MART(2008)

186 ST.LOUIS,MO (OLYMPIC OAKS)	OLYMPIC OAKS VILLAGE 12109 MANCHESTER ROAD	63121	SC	1985	1998		100.00%	92,372	92,372	1,220,385	T.J. MAXX(2008)

Nevada

187 CARSON CITY, NV	EAGLE STATION 3871 S. CARSON STREET	89701	FO	1983	2005		50.00%	60,494	60,494	543,660	MERVYN’S(2020)

188 LAS VEGAS, NV (MARYLAND)	FAMILY PLACE @ LAS VEGAS CHARLESTON & MARYLAND BLVD	89102	SC	2003	1	*	100.00%	24,032	27,300	431,256

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
189 LAS VEGAS, NV(LOMA)	LOMA VISTA SHOPPING CENTER	89107	FO	1979	2005		50.00%	75,687	75,687	765,000	MERVYN’S(2020)
	4700 MEADOW LANE

190 LAS VEGAS, NV(NELLIS)	NELLIS CROSSING SHOPPING	89104	FO	1986	2005		50.00%	76,016	76,016	683,400	MERVYN’S(2020)
	1300 S. NELLIS BLVD

191 RENO, NV (SIERRA)	SIERRA TOWN CENTER	89511	FO	2002	2005		50.00%	79,239	79,239	623,220	MERVYN’S(2020)
	6895 SIERRA CTR PKWY

192 RENO, NV.	RENO RIVERSIDE	89505	SC	2000	2000		100.00%	52,474	52,474	693,728	CENTURY THEATRE(2014)
	EAST FIRST STREET AND SIERRA

193 SW LAS VEGAS, NV	GRAND CANYON PARKWAY S. C.	89147	FO	2003	2005		50.00%	79,294	79,294	890,460	MERVYN’S(2020)
	4265 S. GRAND CANYON DRIVE

New Jersey

194 FREEHOLD, NJ	FREEHOLD MARKETPLACE	07728	SC	2005	1	*	100.00%	0	302,920	1,199,913	WALMART(NOT OWNED), SAM’S CLUB(NOT OWNED)
	NJ HWY 33 & W. MAIN ST(RT 537)

195 HAMILTON, NJ	HAMILTON MARKETPLACE NJ STATE HWY 130 & KLOCKNER RD	08691	SC	2004	2003		100.00%	446,940	937,430	7,779,277	STAPLES(2015), KOHL’S(2023), LINENS ’N THINGS(2014), MICHAEL’S(2013), ROSS DRESS FOR LESS(2014), SHOPRITE(2028), BARNES & NOBLE(2014), LOWE’S(NOT OWNED), BJ’S WHOLESALE(NOT OWNED), WALMART(NOT OWNED)

196 MAYS LANDING, NJ (HAMILTON)	HAMILTON COMMONS 4215 BLACK HORSE PIKE	08330	SC	2001	2004		100.00%	398,870	398,870	6,166,242	REGAL CINEMAS(2021), ROSS DRESS FOR LESS(2012), BED BATH & BEYOND(2017), MARSHALLS(2012), SPORTS AUTHORITY(2015), CIRCUIT CITY(2020)

197 MAYS LANDING, NJ (WRANGLEBORO	WRANGLEBORO CONSUMER SQUARE 2300 WRANGLEBORO ROAD	08330	SC	1997	2004		100.00%	839,019	839,019	9,096,512	BEST BUY(2017), BORDERS(2017), KOHL’S(2018), STAPLES(2012), BABIES R US(2013), BJ’S WHOLESALE CLUB(2016), DICK’S SPORTING GOODS(2013), LINENS ’N THINGS(2012), MICHAEL’S(2008), TARGET(2023), PETSMART(2013)

198 MT. LAUREL, NJ	CENTERTON SQUARE CENTERTON ROAD & MARTER AVE.	08054	SC	2005	1	*	100.00%	284,177	713,973	6,626,094	BED BATH & BEYOND(2015), PETSMART(2015), DSW SHOE WAREHOUSE(2015), JO-ANN STORES(2015), T.J. MAXX(2015), SPORTS AUTHORITY(2016), WEGMANS(NOT OWNED), TARGET(NOT OWNED), COSTCO(NOT OWNED)

199 PRINCETON, NJ	NASSAU PARK SHOPPING CENTER ROUTE 1 & QUAKER BRIDGE ROAD	02071	SC	1995	1997		100.00%	281,080	789,889	5,208,309	BORDERS(2011), BEST BUY(2012), LINENS ’N THINGS(2011), PETSMART(2011), BABIES R US(2016), TARGET(NOT OWNED)

200 PRINCETON, NJ (PAVILION)	NASSAU PARK PAVILION	02071	SC	1999/2004	1	*	100.00%	202,622	309,285	4,028,229	DICK’S SPORTING GOODS(2015), MICHAEL’S(2009), KOHL’S(2019)
	ROUTE 1 AND QUAKER BRIDGE ROAD

201 WEST LONG BRANCH, NJ(MONMOUTH)	MONMOUTH CONSUMER CENTER 310 STATE HIGHWAY #36	07764	SC	1993	2004		100.00%	292,999	292,999	4,029,362	SPORTS AUTHORITY(2012), BARNES & NOBLE(2009), PETSMART(2008), HOME DEPOT(2013)

New Mexico

202 LOS ALAMOS, NM	MARI MAC VILLAGE 800 TRINITY DRIVE	87533	SC	1978/1997	1/2	*	100.00%	93,021	93,021	661,041	SMITH’S FOOD & DRUG(2007), FURR’S PHARMACY(2008), BEALLS(2009)

New York

203 ALDEN, NY (TOPS)	TOPS PLAZA — ALDEN	14004	SC	1999	2004		100.00%	67,992	67,992	711,350	TOPS MARKETS(2019)
	12775 BROADWAY

204 AMHERST, NY	TOPS PLAZA — AMHERST	14828	SC	1986	2004		20.00%	145,192	145,192	1,141,412	TOPS MARKETS(2010)
	3035 NIAGARA FALLS BLVD.

205 AMHERST, NY (BOULEVARD CONSUME	BOULEVARD CONSUMER SQUARE 1641-1703 NIAGARA FALLS BLVD	14228	SC	1998/2001/2003	2004		100.00%	573,952	709,114	6,466,003	TARGET(2019), K MART(2007), BABIES R US(2015), BARNES & NOBLE(2014), BEST BUY(2016), BED BATH & BEYOND(2018), A.C. MOORE(2013), LOWES(NOT OWNED)

206 AMHERST, NY (BURLINGTON/JOANN)	BURLINGTON PLAZA 1551 NIAGARA FALLS BOULEVARD	14228	SC	1978/1982/1990/1998	2004		100.00%	199,504	199,504	2,104,588	BURLINGTON COAT FACTORY(2014), JO-ANN STORES(2014)

207 AMHERST, NY (DICKS)	DICKS SPORTING GOODS — AMHERST	14226	SC	1993/2003	2004		100.00%	55,745	55,745	762,592	DICK’S SPORTING GOODS(2015)
	281 MEYER ROAD

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
208 AMHERST, NY (SHERIDAN/HARLEM)	SHERIDAN HARLEM PLAZA	14226	SC	1960/1973/1982/1988/	2004	100.00%	58,413	58,413	610,390
	4990 HARLEM ROAD			2003

209 AMHERST, NY (TOPS-TRANSIT COMM	TOPS PLAZA — TRANSIT/N. FRENCH	14226	SC	1995/1998	2004	100.00%	114,177	114,177	1,132,939	TOPS MARKETS(2016)
	9660 TRANSIT ROAD

210 AMHERST, NY (UNIVERSITY PLAZA)	UNIVERSITY PLAZA	14226	SC	1965/1995/2002	2004	100.00%	162,879	162,879	1,396,120	A.J. WRIGHT(2012), TOPS MARKETS(2009)
	3500 MAIN STREET

211 ARCADE, NY	TOPS PLAZA — ARCADE	14009	SC	1995	2004	10.00%	65,915	65,915	661,409	TOPS MARKETS(2015)
	ROUTE 39

212 AVON, NY	TOPS PLAZA — AVON	14414	SC	1997/2002	2004	10.00%	63,288	63,288	454,162	TOPS MARKETS(2017)
	270 E. MAIN STREET

213 BATAVIA, NY (BJS)	BJs PLAZA 8326 LEWISTON ROAD	14020	SC	1996	2004	14.50%	95,846	95,846	816,222	BJ’S WHOLESALE CLUB(2016)

214 BATAVIA, NY (COMMONS)	BATAVIA COMMONS	14020	SC	1990	2004	14.50%	49,431	49,431	524,327
	419 WEST MAIN STREET

215 BATAVIA, NY (MARTIN’S PLAZA)	MARTIN’S PLAZA	14020	SC	1994	2004	14.50%	37,140	115,161	442,448	MARTIN'S(NOT OWNED)
	8351 LEWISTON ROAD

216 BIG FLATS, NY (CONSUMER SQUARE	BIG FLATS CONSUMER SQUARE 830 COUNTY ROUTE 64	14814	SC	1993/2001	2004	100.00%	641,264	641,264	6,132,912	DICK’S SPORTING GOODS(2008), WAL-MART(2013), SAM’S CLUB(2013), TOPS MARKETS(2013), BED BATH & BEYOND(2014), MICHAEL’S(2010), OLD NAVY(2009), STAPLES(2011), BARNES & NOBLE(2011), T.J. MAXX(2007)

217 BUFFALO, NY (DELAWARE CONSUMER	DELAWARE CONSUMER SQUARE	14216	SC	1995	2004	100.00%	238,531	238,531	2,138,328	A.J. WRIGHT(2012), OFFICE MAX(2012), TARGET(2015)
	2636-2658 DELAWARE AVENUE

218 BUFFALO, NY (ELMWOOD)	ELMWOOD REGAL CENTER	14207	SC	1997	2004	100.00%	133,940	133,940	1,524,235	REGAL CINEMAS(2017), OFFICE DEPOT(2012)
	1951 - 2023 ELMWOOD AVENUE

219 BUFFALO, NY (MARSHALLS)	MARSHALLS PLAZA	14216	SC	1960/1975/1983/1995	2004	100.00%	82,196	82,196	787,882	MARSHALLS(2009)
	2150 DELAWARE AVENUE

220 CANANDAIGUA, NY	TOPS PLAZA	14424	SC	2002	2004	100.00%	57,498	57,498	769,500	TOPS MARKETS(2023)
	5150 North Street

221 CHEEKTOWAGA, NY (BORDERS)	BORDERS BOOKS	14225	SC	1994	2004	14.50%	26,500	26,500	609,500	BORDERS(2015)
	2015 WALDEN AVENUE

222 CHEEKTOWAGA, NY (THRUWAY PLAZA	THRUWAY PLAZA 2195 HARLEM ROAD	14225	SC	1965/1995/1997/2004	2004	100.00%	371,512	503,844	2,644,718	WAL-MART(2017), MOVIELAND 8 THEATRES(2019), TOPS MARKETS(2019), A.J. WRIGHT(2015), VALUE CITY FURNITURE(2009), M & T BANK(2017), HOME DEPOT(NOT OWNED)

223 CHEEKTOWAGA, NY (TOPS UNION)	TOPS PLAZA — UNION ROAD	14225	SC	1978/1989/1995/2004	2004	20.00%	151,357	151,357	1,753,461	TOPS MARKETS(2013)
	3825 - 3875 UNION ROAD

224 CHEEKTOWAGA, NY (UNION CONSUME	UNION CONSUMER SQUARE 3733 - 3735 UNION ROAD	14225	SC	1989/1998/2004	2004	14.50%	386,548	386,548	4,390,405	MARSHALLS(2009), OFFICE MAX(2010), SAM’S CLUB(2024), CIRCUIT CITY(2016), JO-ANN STORES(2015)

225 CHEEKTOWAGA, NY (UNION)	UNION ROAD PLAZA 3637 UNION ROAD	14225	SC	1979/1982/1997/2003	2004	14.50%	174,438	174,438	1,198,011	DICK’S SPORTING GOODS(2015)

226 CHEEKTOWAGA, NY (WALDEN PLACE)	WALDEN PLACE	14225	SC	1994/1999	2004	14.50%	68,002	68,002	267,125
	2130-2190 WALDEN AVENUE

227 CHEEKTOWAGA, NY (WALDEN)	CONSUMER SQUARE 1700 - 1750 WALDEN AVENUE	14225	SC	1997/1999/2004	2004	14.50%	255,964	255,964	2,330,224	OFFICE DEPOT(2009), LINENS ’N THINGS(2015), MICHAEL’S(2013), TARGET(2015)

228 CHILI, NY (KMART)	CHILI PLAZA	14606	SC	1998	2004	100.00%	116,868	120,368	748,189	SEARS(2019)
	800 PAUL ROAD

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
229 CICERO, NY (BEAR RD)	BEAR ROAD PLAZA 709-729 NORTH MAIN STREET	13212	SC	1978/1988/1995	2004	100.00%	59,483	59,483	447,223

230 CLARENCE, NY (BARNES)	BARNES & NOBLE	14031	SC	1992	2004	14.50%	16,030	16,030	304,249
	7370 TRANSIT ROAD

231 CLARENCE, NY (EASTGATE PLAZA)	EASTGATE PLAZA TRANSIT & GREINER ROADS	14031	SC	1995/1997/1999/2001/ 2004	2004	14.50%	520,876	520,876	4,156,109	BJ’S WHOLESALE CLUB(2021), DICK’S SPORTING GOODS(2011), LINENS ’N THINGS(2015), MICHAEL’S(2010), WAL-MART(2019)

232 CLARENCE, NY (JOANN)	JOANN PLAZA 4101 TRANSIT ROAD	14221	SC	1994	2004	14.50%	92,720	202,720	743,588	OFFICE MAX(2009), JO-ANN STORES(2015), BIG LOTS(2015), HOME DEPOT(NOT OWNED)

233 CORTLAND, NY (TOPS PLAZA)	TOPS PLAZA — CORTLAND STAPLES	13045	SC	1995	2004	100.00%	134,223	134,223	1,731,453	TOPS MARKETS(2016), STAPLES(2017)
	3836 ROUTE 281

234 DANSVILLE, NY (TOPS)	TOPS PLAZA — DANSVILLE	14437	SC	2001	2004	100.00%	62,400	62,400	626,969	TOPS MARKETS(2021)
	23-65 FRANKLIN STREET

235 DEPEW, NY	TOPS PLAZA — DEPEW 5175 BROADWAY	14043	SC	1980/1990/1996	2004	100.00%	148,245	148,245	1,511,814	TOPS MARKETS(2016), BIG LOTS(2011)

236 DEWITT, NY (DEWITT COMMONS)	MARSHALLS PLAZA 3401 ERIE BOULEVARD EAST	13214	SC	2001/2003	2004	100.00%	321,620	321,620	2,870,186	TOYS R US(2018), OLD NAVY(2011), MARSHALLS(2019), BED BATH & BEYOND(2018), A.C. MOORE(2014), SYRACUSE ORTHOPEDIC SPECIALIST(2017)

237 DEWITT, NY (MICHAELS/CHUCK E C	MICHAELS — DEWITT	13214	SC	2002	2004	100.00%	49,713	49,713	570,166	MICHAEL’S(2010)
	3133 ERIE BOULEVARD

238 ELMIRA, NY	TOPS PLAZA — ELMIRA	14904	SC	1997	2004	10.00%	98,330	98,330	1,117,100	TOPS MARKETS(2017)
	HUDSON STREET

239 GATES, NY (WESTGATE PLAZA)	WESTGATE PLAZA	14624	SC	1998	2004	100.00%	335,215	335,215	3,117,862	WAL-MART(2021), STAPLES(2015)
	2000 CHILI AVENUE

240 GREECE, NY	JOANN/PETSMART PLAZA 3042 WEST RIDGE ROAD	14626	SC	1993/1999	2004	100.00%	75,916	75,916	799,191	PETSMART(2008), JO-ANN STORES(2015)

241 HAMBURG, NY (BJS)	BJS PLAZA — HAMBURG	14075	SC	1990/1997	2004	100.00%	175,965	175,965	1,797,756	OFFICE MAX(2010), BJ’S WHOLESALE CLUB(2010)
	4408 MILESTRIP ROAD

242 HAMBURG, NY (DICKS-MCKINLEY)	MCKINLEY PLACE	14075	SC	1990/2001	2004	100.00%	128,944	128,944	1,434,999	DICK'S SPORTING GOODS(2011), ROSA'S HOME STORE(2009)
	3701 MCKINLEY PARKWAY

243 HAMBURG, NY (HAMBURG VILLAGE)	HAMBURG VILLAGE SQUARE	14075	SC	1960/1972/1984/1996	2004	100.00%	92,717	92,717	880,396
	140 PINE STREET

244 HAMBURG, NY (HOME DEPOT)	HOME DEPOT PLAZA — HAMBURG	14219	SC	1999/2000	2004	100.00%	139,413	139,413	1,507,396	HOME DEPOT(2012)
	4405 MILESTRIP ROAD

245 HAMBURG, NY (MILESTRIP)	MCKINLEY MILESTRIP CENTER	14075	SC	1999	2004	100.00%	106,774	106,774	1,458,689	OLD NAVY(2010), JO-ANN STORES(2015)
	3540 MCKINLEY PARKWAY

246 HAMBURG, NY (TOPS)	SOUTH PARK PLAZA — TOPS	14075	SC	1990/1992	2004	10.00%	84,000	84,000	730,500	TOPS MARKETS(2015)
	6150 SOUTH PARK AVENUE

247 HAMLIN, NY	TOPS PLAZA — HAMLIN	14464	SC	1997	2004	10.00%	60,488	60,488	491,305	TOPS MARKETS(2017)
	1800 LAKE ROAD

248 IRONDEQUOIT, NY (CULVER RIDGE)	CULVER RIDGE PLAZA	14622	SC	1972/1984/1997	2004	20.00%	226,812	226,812	2,313,795	REGAL CINEMAS(2022), A.J. WRIGHT(2014)
	2255 RIDGE ROAD EAST

249 IRONDEQUOIT, NY (RIDGEVIEW)	RIDGEVIEW PLACE	14617	SC	2000	2004	100.00%	64,732	64,732	847,639
	1850 RIDGE ROAD EAST

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
250 ITHACA, NY (TOPS PLAZA)	TOPS PLAZA — ITHACA 614 - 722 SOUTH MEADOW	14850	SC	1990/1999/2003	2004	100.00%	229,320	229,320	3,720,267	OFFICE DEPOT(2014), TOPS MARKETS(2021), MICHAEL’S(2013), BARNES & NOBLE(2018)

251 JAMESTOWN, NY	TOPS PLAZA — JAMESTOWN	14702	SC	1997	2004	20.00%	98,001	98,001	1,295,166	TOPS MARKETS(2018)
	75 WASHINGTON STREET

252 JAMESTOWN, NY (SOUTHSIDE)	SOUTHSIDE PLAZA	14701	SC	1980/1997	2004	100.00%	63,140	63,140	573,269	QUALITY MARKET(2017)
	708-744 FOOTE AVENUE

253 LANCASTER, NY (REGAL)	REGAL CENTER	14221	SC	1997	2004	14.50%	112,949	112,949	927,990	REGAL CINEMAS(2017)
	6703-6733 TRANSIT ROAD

254 LEROY, NY	TOPS PLAZAl — LEROY	14482	SC	1997	2004	20.00%	62,747	62,747	564,043	TOPS MARKETS(2017)
	128 WEST MAIN STREET

255 LOCKPORT, NY	WAL-MART/TOPS PLAZA — LOCKPORT	14094	SC	1993	2004	100.00%	296,582	296,582	2,694,761	WAL-MART(2015), TOPS MARKETS(2021), SEARS HARDWARE(2011)
	5789 & 5839 TRANSIT RD & HAMM

256 MEDINA, NY (TOPS)	TOPS PLAZA — MEDINA	14103	SC	1996	2004	100.00%	80,028	80,028	526,400	TOPS MARKETS(2016)
	11200 MAPLE RIDGE ROAD

257 NEW HARTFORD, NY	CONSUMER SQUARE 4725 - 4829 COMMERCIAL DRIVE	13413	SC	2002	2004	14.50%	514,717	514,717	6,115,602	BARNES & NOBLE(2013), BED BATH & BEYOND(2018), BEST BUY(2013), STAPLES(2018), MICHAEL’S(2013), WAL-MART(2022), T.J. MAXX(2012)

258 NEW HARTFORD, NY (TOPS)	TOPS PLAZA — NEW HARTFORD	13413	SC	1998	2004	100.00%	127,740	127,740	1,260,670	HANAFORD BROTHERS(2018)
	40 KELLOPP ROAD

259 NIAGARA FALLS, NY (HOME DEPOT)	HOME DEPOT PLAZA — N FALLS	14304	SC	1994/2000	2004	100.00%	154,510	154,510	1,461,852	HOME DEPOT(2019), REGAL CINEMAS(2019)
	720 & 750 BUILDERS WAY

260 NIAGARA FALLS, NY (PINE PLAZA)	PINE PLAZA	14304	SC	1980/1992/1998	2004	100.00%	83,273	83,273	704,990	OFFICE MAX(2015)
	8207-8351 NIAGARA FALLS BLVD

261 NIAGARA FALLS, NY (TOPS-PORTAG	TOPS — PORTAGE	14301	SC	1991	2004	100.00%	116,903	116,903	1,033,327	TOPS MARKETS(2013)
	1000 PORTAGE ROAD

262 NIAGARA FALLS, NY (WEGMANS)	WEGMANS PLAZA — N FALLS	14304	SC	1998	2004	100.00%	122,876	122,876	680,001	WEGMAN’S FOOD MARKETS(2023)
	1575 - 1653 MILITARY ROAD

263 NISKAYUNA, NY	MOHAWK COMMONS 402 - 442 BALLTOWN ROAD	12121	SC	2002	2004	100.00%	399,901	530,375	4,560,167	PRICE CHOPPER(2022), LOWE’S(2022), MARSHALLS(2012), BARNES & NOBLE(2014), BED BATH & BEYOND(2019), TARGET(NOT OWNED)

264 NORTH TONAWANDA, NY (MID-CITY	MID-CITY PLAZA	14120	SC	1960/1976/1980/1995/	2004	100.00%	215,998	215,998	2,285,453	SEARS(2006), TOPS MARKETS(2024)
	955-987 PAYNE AVENUE			2004

265 NORWICH, NY (TOPS)	TOPS PLAZA — NORWICH	13815	SC	1997	2004	10.00%	85,453	85,453	1,094,085	TOPS MARKETS(2018)
	54 EAST MAIN STREET

266 OLEAN, NY (WAL-MART)	WAL-MART PLAZA — OLEAN 3142 WEST STATE STREET	14760	SC	1993/2004	2004	100.00%	285,400	401,406	2,246,957	WAL-MART(2014), EASTWYNN THEATRES(2014), BJ’S WHOLESALE CLUB(2014), HOME DEPOT(NOT OWNED)

267 ONTARIO, NY	TOPS PLAZA — ONTARIO BLOCKBUST	14519	SC	1998	2004	20.00%	77,040	77,040	787,174	TOPS MARKETS(2019)
	6254-6272 FURNACE ROAD

268 ORCHARD PARK, NY	CROSSROAD PLAZA	14127	SC	2000	2004	20.00%	167,805	279,920	1,944,211	TOPS MARKETS(2022), STEIN MART(2012), LOWES(NOT OWNED)
	3245 SOUTHWESTERN BOULEVARD

269 PLATTSBURGH, NY	CONSUMER SQUARE Rt. 3 - CORNELIA ROAD	12901	SC	1993/2004	2004	100.00%	491,513	491,513	3,452,394	SAM'S CLUB(2013), WAL-MART(2020), T.J. MAXX(2013), PETSMART(2014), MICHAEL'S(2011)

270 ROCHESTER, NY (HEN-JEF)	HEN-JEF PLAZA	14620	SC	1983/1993	2004	100.00%	159,517	159,517	1,218,833	CITY MATTRESS(2009), COMPUSA(2008), PETSMART(2008), TILE SHOP, THE(2015)
	400 JEFFERSON RD @ HENRIETTA

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
271 ROCHESTER, NY (PANORAMA)	PANORAMA PLAZA	14625	SC	1959/1965/1972/1980/	2004		20.00%	278,241	278,241	3,364,778	LINENS ’N THINGS(2008), TOPS MARKETS(2014)
	1601 PENFIELD ROAD			1986/1994

272 ROCHESTER, NY(HENRIETTA PLAZA)	HENRIETTA PLAZA	14467	SC	1972/1980/1988/1999	2004		100.00%	245,426	245,426	1,823,285	BIG LOTS(2010), OFFICE DEPOT(2009), TOPS MARKETS(2013)
	1100 JEFFERSON ROAD

273 ROME, NY (FREEDOM)	FREEDOM PLAZA	13440	SC	1978/2000/2001	2004		100.00%	194,467	199,867	1,192,712	STAPLES(2015), J.C. PENNEY(2008), TOPS MARKETS(2021), MARSHALLS(2016)
	205-211 ERIE BOULEVARD WEST

274 SPRINGVILLE, NY	SPRINGVILLE PLAZA	14141	SC	1980/1999/2004	2004		100.00%	105,636	105,636	910,679	TOPS MARKETS(2023), SALVATION ARMY(2009)
	172 - 218 SOUTH CASCADE DRIVE

275 TONAWANDA, NY (DEL-TON)	DEL-TON PLAZA	14150	SC	1985/1996	2004		100.00%	55,473	55,473	375,366
	4220 DELAWARE AVENUE

276 TONAWANDA, NY (OFFICE DEPOT)	OFFICE DEPOT PLAZA	14150	SC	1976/1985/1996	2004		100.00%	121,846	121,846	1,006,746	COMPUSA(2010), OFFICE DEPOT(2011)
	2309 EGGERT ROAD

277 TONAWANDA, NY (SHER/DELAWARE)	SHERIDAN/DELAWARE PLAZA	14223	SC	1950/1965/1975/1986/	2004		100.00%	188,200	188,200	1,342,313	BON TON(2010), BON TON HOME STORE(2010), TOPS MARKETS(2020)
	1692-1752 SHERIDAN DRIVE			2000

278 TONAWANDA, NY (TOPS)	TOPS PLAZA — NIAGARA STREET	14150	SC	1997	2004		10.00%	97,014	97,014	1,236,950	TOPS MARKETS(2017)
	150 NIAGARA STREET

279 TONAWANDA, NY (TOPS/GANDER MTN	YOUNGMAN PLAZA 750 YOUNG STREET	14150	SC	1985/ 2003	2004		10.00%	310,921	318,166	2,317,895	BJ’S WHOLESALE CLUB(2010), BIG LOTS(2012), GANDER MOUNTAIN(2015), TOPS MARKETS(2021)

280 UTICA, NY (TOPS MOHAWK ST.)	TOPS PLAZA — DOLLAR TREE	13501	SC	1961/1972/1988/1998	2004		100.00%	191,047	191,047	1,464,632	A.J. WRIGHT(2014), HANAFORD BROTHERS(2025)
	1154 MOHAWK STREET

281 VICTOR, NY	VICTOR SQUARE	14564	SC	2000	2004		100.00%	56,134	56,134	898,696
	2-10 COMMERCE DRIVE

282 WARSAW, NY	TOPS PLAZA — WARSAW	14569	SC	1998	2004		20.00%	74,105	74,105	715,721	TOPS MARKETS(2015)
	2382 ROUTE 19

283 WEST SENECA, NY (HOME DEPOT)	HOME DEPOT PLAZA	14224	SC	1975/1983/1987/1995	2004		100.00%	139,453	139,453	1,399,505	HOME DEPOT(2016)
	1881 RIDGE ROAD

284 WEST SENECA, NY (SENECA RIDGE)	SENECA — RIDGE PLAZA	14224	SC	1980/1996/2004	2004		100.00%	62,403	62,403	531,482	SEARS(2006)
	3531 SENECA STREET

285 WILLIAMSVILLE, NY	WILLIAMSVILLE PLACE	14221	SC	1986/1995/2003	2004		100.00%	92,382	92,382	1,028,349
	5395 SHERIDAN DRIVE

286 WILLIAMSVILLE, NY(PREMIER)	PREMIER PLACE 7864 - 8020 TRANSIT ROAD	14221	SC	1986/1994/1998	2004		14.50%	142,536	142,536	1,384,891	PREMIER LIQUORS(2010), STEIN MART(2008)

North Carolina

287 APEX, NC	BEAVER CREEK COMMONS 1335 W WILLIAMS STREET	27502	SC	2005	1	*	100.00%	110,429	438,711	2,250,511	LINENS 'N THINGS(2016), OFFICE MAX(2014), LOWE'S(NOT OWNED), SUPER TARGET(NOT OWNED)

288 ASHEVILLE, NC	RIVER HILLS 299 SWANNANOA RIVER ROAD	28805	SC	1996	2003		14.50%	190,970	190,970	1,996,049	GOODY’S(2007), CARMIKE CINEMAS(2017), CIRCUIT CITY(2017), DICK’S SPORTING GOODS(2017), MICHAEL’S(2008), OFFICE MAX(2011)

289 DURHAM, NC	OXFORD COMMONS 3500 OXFORD ROAD	27702	SC	1990/2001	1/2	*	100.00%	208,669	326,935	1,250,001	FOOD LION(2010), BURLINGTON COAT FACTORY(2007), WAL-MART(NOT OWNED)

290 FAYETTEVILLE, NC	CROSS POINTE CENTRE 5075 MORGANTON ROAD	28314	SC	1985/2003	2003		100.00%	196,279	196,279	1,485,496	DEVELOPERS REALTY CORP.(2012), T.J. MAXX(2011), BED BATH & BEYOND(2014)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
291 HENDERSONVILLE, NC	EASTRIDGE CROSSING 200 THOMPSON STREET	28792	SC	1995/2004	2003		100.00%	124,432	159,429	655,227	EPIC THEATRES(2018), INGLES(2009), BURKE’S OUTLET(2011), BIG LOTS(NOT OWNED)

292 INDIAN TRAIL, NC	UNION TOWN CENTER	28079	SC	1999	2004		100.00%	102,360	102,360	855,705	FOOD LION(2020)
	INDEPENDENCE & FAITH CHURCH RD

293 MOORESVILLE, NC	MOORESVILLE CONSUMER SQUARE I	28117	SC	1999/2006	2004		100.00%	472,182	472,182	4,333,963	WAL-MART(2019),GOODY’S(2010),GANDER MOUNTAIN(2021)
	355 WEST PLAZA DRIVE

294 NEW BERN, NC	RIVERTOWNE SQUARE	28561	SC	1989/1999	1/2	*	100.00%	68,130	200,228	598,019	GOODY’S(2012), WAL-MART(NOT OWNED)
	3003 CLAREDON BLVD

295 WASHINGTON, NC	PAMLICO PLAZA	27889	SC	1990/1999	1/2	*	100.00%	80,269	265,053	484,956	GOODY’S(2009), OFFICE DEPOT(2009), WAL-MART(NOT OWNED)
	536 PAMLICO PLAZA

296 WAYNESVILLE, NC	LAKESIDE PLAZA	28721	SC	1990	1993		100.00%	181,894	181,894	1,109,626	WAL-MART(2011), FOOD LION(2011)
	201 PARAGON PARKWAY

297 WILMINGTON, NC	UNIVERSITY CENTRE S. COLLEGE RD & NEW CENTRE DR.	28403	SC	1989/2001	1/2	*	100.00%	411,887	518,735	3,536,859	LOWE’S(2014), OLD NAVY(2011), BED BATH & BEYOND(2012), ROSS DRESS FOR LESS(2012), STEVE & BARRY’S(2014), BADCOCK FURNITURE(2014), SAM’S(NOT OWNED)

North Dakota

298 DICKINSON, ND	PRAIRIE HILLS MALL	58601	MM	1978	1/2	*	100.00%	266,502	266,502	1,117,914	K MART(2008), HERBERGER’S(2010), J.C. PENNEY(2008)
	1681 THIRD AVENUE

Ohio

299 ASHTABULA, OH (TOPS)	TOPS PLAZA — ASHTABULA	44004	SC	2000	2004		100.00%	57,874	57,874	904,720	TOPS MARKETS(2021)
	1144 WEST PROSPECT ROAD

300 AURORA, OH	BARRINGTON TOWN SQUARE	44202	SC	1996/2004	1	*	100.00%	102,683	159,982	1,036,287	CINEMARK(2011), HEINEN’S(NOT OWNED)
	70-130 BARRINGTON TOWN SQUARE

301 BELLEFONTAINE, OH	SOUTH MAIN STREET PLAZA	43311	SC	1995	1998		100.00%	52,399	52,399	445,579	GOODY’S(2010), STAPLES(2010)
	2250 SOUTH MAIN STREET

302 BOARDMAN, OH	SOUTHLAND CROSSING I-680 & US ROUTE 224	44514	SC	1997	1	*	100.00%	506,254	511,654	4,185,017	LOWE’S(2016), BABIES R US(2009), STAPLES(2012), DICK’S SPORTING GOODS(2012), WAL-MART(2017), PETSMART(2013), GIANT EAGLE(2018)

303 CANTON, OH (PHASE I & II)	BELDEN PARK CROSSINGS 5496 DRESSLER ROAD	44720	SC	1995/2001/2003	1	*	14.50%	478,106	593,610	5,025,632	VALUE CITY FURNITURE(2011), H.H. GREGG APPLIANCES(2011), JO-ANN STORES(2008), PETSMART(2013), DICK’S SPORTING GOODS(2010), DSW SHOE WAREHOUSE(2012), KOHL’S(2016), TARGET(NOT OWNED)

304 CHILLICOTHE, OH	CHILLICOTHE PLACE	45601	SC	1974/1998	1/2	*	20.00%	106,262	106,262	1,019,135	KROGER(2041), OFFICE MAX(2013)
	867 N BRIDGE STREET

305 CHILLICOTHE, OH(LOWES)	CHILLICOTHE PLACE (LOWES)	45601	SC	1998	1	*	100.00%	130,497	130,497	822,132	LOWE’S(2015)
	867 N BRIDGE STREET

306 CINCINNATI, OH	GLENWAY CROSSING	45238	SC	1990	2	*	100.00%	235,433	235,433	1,892,660	STEVE & BARRY'S(2014), MICHAEL'S(2011)
	5100 GLENCROSSING WAY

307 CINCINNATI, OH(TRI COUNTY)	TRI COUNTY MALL	45246	SC		2005		18.00%	667,659	1,180,139	10,549,564	DILLARD'S(2018), MACY'S(NOT OWNED), SEAR(NOT OWNED)
	117000 PRINCETON PK

308 COLUMBUS, OH (CONSUMER SQUARE)	CONSUMER SQUARE WEST COLUMBUS	43228	SC	1989/2003	2004		100.00%	356,515	356,515	2,489,066	OFFICE MAX(2010), KROGER(2014), TARGET(2011)
	3630 SOLDANO BLVD

309 COLUMBUS, OH (DUBLIN VILLAGE)	DUBLIN VILLAGE CENTER	43017	SC	1987	1998		100.00%	219,983	329,064	1,576,300	AMC THEATRE(2007), MAX SPORTS CENTER(2007), B.J.’S WHOLESALE CLUB(NOT OWNED)
	6561-6815 DUBLIN CENTER DRIVE

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
310 COLUMBUS, OH (EASTON MARKET)	EASTON MARKET 3740 EASTON MARKET	43230	SC	1998	1998		100.00%	509,611	509,611	6,010,166	COMPUSA(2013), STAPLES(2013), PETSMART(2014), GOLFSMITH GOLF CENTER(2013), MICHAEL’S(2008), DICK’S SPORTING GOODS(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND(2014), T.J. MAXX(2008)

311 COLUMBUS, OH (LENNOX TOWN)	LENNOX TOWN CENTER 1647 OLENTANGY RIVER ROAD	43212	SC	1997	1998		50.00%	352,913	352,913	3,391,741	TARGET(2016), BARNES & NOBLE(2007), STAPLES(2011), AMC THEATRE(2021)

312 COLUMBUS, OH (SUN CENTER)	SUN CENTER 3622-3860 DUBLIN GRANVILLE RD	43017	SC	1995	1998		79.45%	305,428	305,428	3,649,108	BABIES R US(2011), MICHAEL’S(2013), ASHLEY FURNITURE HOMESTORE(2012), STEIN MART(2007), WHOLE FOOD MARKETS(2016), STAPLES(2010)

313 DUBLIN, OH (PERIMETER CENTER)	PERIMETER CENTER	43017	SC	1996	1998		100.00%	137,556	137,556	1,511,205	GIANT EAGLE(2014)
	6644-6804 PERIMETER LOOP ROAD

314 ELYRIA, OH	ELYRIA SHOPPING CENTER	44035	SC	1977	2	*	100.00%	92,125	92,125	704,695	TOPS MARKETS(2010)
	841 CLEVELAND ST

315 GALLIPOLIS, OH	GALLIPOLIS MARKETPLACE	45631	SC	1998	2003		100.00%	25,950	205,908	335,154	WAL MART(NOT OWNED)
	2145 EASTERN AVENUE

316 GROVE CITY, OH (DERBY SQUARE)	DERBY SQUARE SHOPPING CENTER	43123	SC	1992	1998		20.00%	128,210	128,210	1,168,935	GIANT EAGLE(2016)
	2161-2263 STRINGTOWN ROAD

317 HUBER HTS., OH	NORTH HEIGHTS PLAZA	45424	SC	1990	1993		100.00%	163,819	278,376	1,343,849	CUB FOODS(2011), WAL-MART(NOT OWNED)
	8280 OLD TROY PIKE

318 LEBANON, OH	COUNTRYSIDE PLACE	45036	SC	1990/2002	1993		100.00%	17,000	110,480	79,374	WALMART #1407(NOT OWNED), ERB LUMBER(NOT OWNED)
	1879 DEERFIELD ROAD

319 MACEDONIA, OH	MACEDONIA COMMONS	44056	SC	1994	1994		50.00%	233,619	372,786	3,054,969	TOPS MARKETS(2019), KOHL’S(2016), WAL-MART(NOT OWNED)
	MACEDONIA COMMONS BLVD.

320 MACEDONIA, OH (PHASE II)	MACEDONIA COMMONS (PHASE II)	44056	SC	1999	1	*	100.00%	169,481	169,481	1,601,734	CINEMARK(2019), HOME DEPOT(2020)
	8210 MACEDONIA COMMONS

321 NORTH OLMSTED, OH	GREAT NORTHERN PLAZA NORTH 25859-26437 GREAT NORTHERN	44070	SC	1958/1998/2003	1997		14.50%	624,587	665,487	7,764,251	BEST BUY(2010), DSW SHOE WAREHOUSE(2015), BED BATH & BEYOND(2012), MARSHALLS(2008), PETSMART(2008), HOME DEPOT(2019), K & G MENSWEAR(2008), JO-ANN STORES(2009), MARC’S(2012), COMPUSA(2008), REMINGTON COLLEGE(NOT OWNED)

322 PATASKALA, OH	VILLAGE MARKET/RITE AID CENTER	43062	SC	1980	1998		100.00%	33,270	33,270	201,200	CARDINAL FOODS(2007)
	78-80 OAK MEADOW DRIVE

323 PICKERINGTON, OH	SHOPPES AT TURNBERRY	43147	SC	1990	1998		100.00%	59,495	61,872	628,011
	1701-1797 HILL ROAD NORTH

324 SOLON, OH	UPTOWN SOLON KRUSE DRIVE	44139	SC	1998	1	*	100.00%	183,255	183,255	2,790,384	MUSTARD SEED MARKET & CAFE(2019), BED BATH & BEYOND(2009), BORDERS(2018)

325 STOW, OH	STOW COMMUNITY SHOPPING CENTER KENT ROAD	44224	SC	1997/2000	1	*	100.00%	404,480	506,563	2,856,535	K MART(2006), BED BATH & BEYOND(2011), GIANT EAGLE(2017), KOHL’S(2019), OFFICE MAX(2011), TARGET(NOT OWNED)

326 TIFFIN, OH	TIFFIN MALL	44883	MM	1980/2004	1/2	*	100.00%	170,868	170,868	731,821	CINEMARK(2011), J.C. PENNEY(2010)
	870 WEST MARKET STREET

327 TOLEDO, OH	SPRINGFIELD COMMONS SHOPPING	43528	SC	1999	1	*	20.00%	241,129	271,729	2,816,908	KOHL’S(2019), GANDER MOUNTAIN(2014), BED BATH & BEYOND(2010), OLD NAVY(2010)
	S. HOLLAND-SYLVANIA ROAD

328 TOLEDO, OH (DICKS)	DICKS — TOLEDO	43612	SC	1995	2004		100.00%	80,160	80,160	501,000	DICK’S SPORTING GOODS(2016)
	851 WEST ALEXIS ROAD

329 WESTLAKE, OH	WEST BAY PLAZA	44145	SC	1974/1997/2000	1/2	*	100.00%	162,330	162,330	1,370,403	MARC’S(2009), K MART(2009)
	30100 DETROIT ROAD

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
330 XENIA, OH	WEST PARK SQUARE	45385	SC	1994/1997/2001	1	*	100.00%	104,873	203,282	746,182	KROGER(2019), WAL-MART(NOT OWNED)
	1700 WEST PARK SQUARE

Oregon

331 PORTLAND, OR	TANASBOURNE TOWN CENTER NW EVERGREEN PKWY & NW RING RD	97006	SC	1995/2001	1996		50.00%	309,617	566,457	5,526,180	LINENS ’N THINGS(2012), ROSS DRESS FOR LESS(2008), BARNES & NOBLE(2011), MICHAEL’S(2009), OFFICE DEPOT(2010), HAGGAN’S(2021), NORDSTROM(NOT OWNED), TARGET(NOT OWNED), MERVYN’S(NOT OWNED)

Pennsylvania

332 ALLENTOWN, PA (WEST)	WEST VALLEY MARKETPLACE	18106	SC	2001/2004	2003		100.00%	259,239	259,239	2,688,189	WAL-MART(2021)
	1091 MILL CREEK ROAD

333 E. NORRITON, PA	KMART PLAZA	19401	SC	1975/1997	1/2	*	100.00%	173,876	179,376	1,326,409	K MART(2010), BIG LOTS(2010)
	2692 DEKALB PIKE

334 ERIE (PEACHSTREET), PA	PEACH STREET SQUARE 1902 KEYSTONE DRIVE	16509	SC	1995/1998/2003	1	*	100.00%	557,769	679,074	4,779,195	LOWE’S(2015), PETSMART(2015), CIRCUIT CITY(2020), KOHL’S(2016), WAL-MART(2015), CINEMARK(2011), HOME DEPOT(NOT OWNED)

335 ERIE, PA (MARKET)	ERIE MARKETPLACE 6660-6750 PEACH STREET	16509	SC	2003	2003		14.50%	107,537	238,387	1,063,113	MARSHALLS(2013), BED BATH & BEYOND(2013), BABIES R US(2015), TARGET(NOT OWNED)

336 ERIE, PA (TOPS-ERIE)	TOPS PLAZA — ERIE	16505	SC	1995	2004		100.00%	103,691	103,691	1,305,224	TOPS MARKETS(2016)
	1520 WEST 25TH STREET

337 HANOVER, PA (BJS)	BJS — HANOVER	18109	SC	1991	2004		100.00%	112,230	112,230	785,881	BJ’S WHOLESALE CLUB(2011)
	1785 AIRPORT ROAD SOUTH

338 MONACA, PA	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999/2004	2003		14.50%	298,589	298,589	2,681,967	CINEMARK(2019), LOWE’S(2016), SHOP ’N SAVE(2019)

339 MT. NEBO, PA	MT NEBO POINT	15237	SC	2005	1	*	100.00%	72,882	336,267	1,124,207	SPORTSMAN’S WAREHOUSE(2020), SAM’S CLUB(NOT OWNED), TARGET(NOT OWNED)
	MT. NEBO RD & LOWRIES RUN RD

Puerto Rico

340 ARECIBO, PR (ATLANTICO)	PLAZA DEL ATLANTICO	00612	MM	1980/1993	2005		100.00%	215,451	224,950	3,291,584	K MART(2013), CAPRI DEL ATLANTICO(2013)
	PR #KM 80.3

341 BAYAMON, PR (PLAZA DEL SOL)	PLAZA DEL SOL RD PR#29 & PR#167, HATO TEJAS	00961	MM	1998/2003/2004	2005		100.00%	526,373	675,594	16,130,819	WAL-MART(2022), OLD NAVY(2011), SCIENCE PARK CINEMA(2019), BED BATH & BEYOND(2017), HOME DEPOT(NOT OWNED)

342 BAYAMON, PR (REXVILLE PLAZA)	REXVILLE PLAZA	00961	SC	1980/2002	2005		100.00%	126,023	132,309	1,546,898	PUEBLO XTRA(2009), TIENDAS CAPRI(2013)
	PR #167, KM 18.8

343 BAYAMON, PR (RIO HONDO)	RIO HONDO PR #22, PR #167	00961	MM	1982/2001	2005		100.00%	459,847	525,149	11,116,917	TIENDAS CAPRI(2009), COMPUSA(2021), K MART(2011), PUEBLO XTRA(2012), MARSHALLS(2015), RIO HONDO CINEMA(NOT OWNED)

344 CAROLINA, PR (PLAZA ESCORIAL)	PLAZA ESCORIAL CARRETERA #3, KM 6.1	00987	SC	1997	2005		100.00%	385,665	601,535	7,534,321	OFFICE MAX(2015), WAL-MART(2024), BORDERS(2017), OLD NAVY(2009), SAM’S CLUB(2024), HOME DEPOT(NOT OWNED), CARIBBEAN CINEMAS(NOT OWNED)

345 CAYEY, PR (PLAZA CAYEY)	PLAZA CAYEY	00736	SC	1999/2004	2005		100.00%	261,126	339,840	2,968,964	WAL-MART(2021), CAYEY CINEMA CORP.(NOT OWNED)
	STATE RD #1 & PR #735

346 FAJARDO, PR (PLAZA FAJARDO)	PLAZA FAJARDO	00738	SC	1992	2005		100.00%	245,319	251,319	3,823,351	WAL-MART(2012), PUEBLO XTRA(2012)
	ROAD PR #3 INT PR #940

347 GUAYAMA, PR (PLAZA WAL-MART)	PLAZA WAL-MART	00784	SC	1994	2005		100.00%	163,598	163,598	1,676,518	WAL-MART(2018)
	ROAD PR #3 KM 135.0

348 HATILLO, PR (PLAZA DEL NORTE)	PLAZA DEL NORTE ROAD #2,KM 81.9	00659	MM	1992	2005		100.00%	505,849	671,278	10,816,845	J.C. PENNEY(2012), PUEBLO XTRA(2012), WAL-MART(2012), TOYS R’ US/KID’SRUS(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
349 HUMACAO, PR (PALMA REAL)	PALMA REAL STATE ROAD #3, KM 820	00791	SC	1995	2005		100.00%	340,608	442,614	6,398,394	CAPRI STORES(2011), PUEBLO XTRA(2020), CINEVISTA THEATRES(2006), WAL-MART(2020), PEP BOYS(NOT OWNED), J C PENNY(NOT OWNED)

350 ISABELA, PR (PLAZA ISABELA)	PLAZA ISABELA	00662	SC	1994	2005		100.00%	238,410	259,016	3,572,058	PUEBLO XTRA(2014), WAL-MART(2019)
	STATE RD #2 & #454,KM 111.6

351 SAN GERMAN, PR (CAMINO REAL)	CAMINO REAL	00683	SC	1991	2005		100.00%	22,356	49,172	315,950	PEP BOYS(2015)
	STATE RD PR #122

352 SAN GERMAN, PR (DEL OESTE)	DEL OESTE	00683	SC	1991	2005		100.00%	174,172	184,746	2,298,218	K MART(2016), PUEBLO XTRA(2011)
	ROAD PR #2 INT PR #122

353 SAN JUAN, PR (SENORIAL PLAZA)	SENORIAL PLAZA PR #53 & PR #177	00926	MM	1978/Mutiple	2005		100.00%	169,136	209,596	2,647,116	K MART(2010), PUEBLO EXT(NOT OWNED)

354 VEGA BAJA, PR (PLZA VEGA BAJA)	PLAZA VEGA BAJA	00693	SC	1990	2005		100.00%	174,728	184,938	2,099,502	K MART(2015), PUEBLO XTRA(2010)
	ROAD PR #2 INT PR #155

South Carolina

355 CAMDEN, SC	SPRINGDALE PLAZA 1671 SPRINGDALE DRIVE	29020	SC	1990/2000	1993		100.00%	180,127	363,405	1,002,120	BELK(2015), WAL-MART SUPER CENTER(NOT OWNED)

356 CHARLESTON, SC	ASHLEY CROSSING	29414	SC	1991	2003		100.00%	188,883	196,048	1,612,848	FOOD LION(2011), WAL-MART(2011)
	2245 ASHLEY CROSSING DRIVE

357 COLUMBIA, SC (HARBISON)	HARBISON COURT HARBISON BLVD	29212	SC	1991	2002		14.50%	257,908	317,397	2,848,715	BARNES & NOBLE(2011), ROSS DRESS FOR LESS(2014), MARSHALLS(2012), OFFICE MAX(2011), BABIES ’R’ US #8890(NOT OWNED)

358 MT. PLEASANT, SC	WANDO CROSSING 1500 HIGHWAY 17 NORTH	29465	SC	1992/2000	1995		100.00%	209,139	325,236	1,718,399	OFFICE DEPOT(2010), T.J. MAXX(2007), MARSHALLS(2011), WAL-MART(NOT OWNED)

359 N. CHARLESTON, SC	NORTH POINTE PLAZA 7400 RIVERS AVENUE	29406	SC	1989/2001	2	*	100.00%	294,471	375,451	2,065,272	WAL-MART(2009), OFFICE MAX(2007), HELIG MEYERS(NOT OWNED)

360 N. CHARLESTON, SC(N CHARL CTR)	NORTH CHARLESTON CENTER	29406	SC	1980/1993	2004		100.00%	235,501	235,501	1,071,400	NORTHERN TOOL(2016), BIG LOTS(2009)
	5900 RIVERS AVENUE

361 ORANGEBURG, SC	NORTH ROAD PLAZA	29115	SC	1994/1999	1995		100.00%	50,760	247,434	496,649	GOODY’S(2008), WAL-MART(NOT OWNED)
	2795 NORTH ROAD

362 S. ANDERSON, SC	CROSSROADS PLAZA	29624	SC	1990	1994		100.00%	13,600	13,600	53,812
	406 HIGHWAY 28 BY-PASS

363 SIMPSONVILLE, SC	FAIRVIEW STATION	29681	SC	1990	1994		100.00%	142,086	142,086	860,137	INGLES(2011), KOHL’S(2015)
	621 FAIRVIEW ROAD

364 UNION, SC	WEST TOWNE PLAZA	29379	SC	1990	1993		100.00%	184,331	184,331	651,550	WAL-MART(2009), BELK(2010)
	U.S.HWY 176 BY-PASS #1

South Dakota

365 WATERTOWN, SD	WATERTOWN MALL 1300 9TH AVENUE	56401	MM	1977	1/2	*	100.00%	240,262	282,262	1,509,161	DUNHAM’S SPORTING GOODS(2011), HERBERGER’S(2009), J.C. PENNEY(2008), HY VEE SUPERMARKET(NOT OWNED)

Tennessee

366 BRENTWOOD, TN	COOL SPRINGS POINTE I-65 AND MOORE’S LANE	37027	SC	1999/2004	2000		14.50%	201,414	201,414	2,572,784	BEST BUY(2014), ROSS DRESS FOR LESS(2015), LINENS ’N THINGS(2014), DSW SHOE WAREHOUSE(2008)

367 CHATTANOOGA, TN	OVERLOOK AT HAMILTON PLACE	37421	SC	1992/2004	2003		100.00%	214,918	214,918	1,687,703	BEST BUY(2014), HOBBY LOBBY(2014), FRESH MARKET(2014)
	2288 GUNBARREL ROAD

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
368 COLUMBIA, TN	COLUMBIA SQUARE	38401	SC	1993	2003		10.00%	68,948	68,948	502,041	KROGER(2022)
	845 NASHVILLE HIGHWAY

369 FARRAGUT, TN	FARRAGUT POINTE	37922	SC	1991	2003		10.00%	71,311	71,311	515,525	FOOD CITY(2011)
	11132 KINGSTON PIKE

370 GOODLETTSVILLE, TN	NORTHCREEK COMMONS	37072	SC	1987	2003		20.00%	84,441	84,441	726,933	KROGER(2012)
	101-139 NORTHCREEK BOULEVARD

371 HENDERSONVILLE, TN	HENDERSONVILLE LOWE’S	37075	SC	1999	2003		100.00%	133,144	133,144	1,222,439	LOWE’S(2019)
	1050 LOWE’S ROAD

372 JOHNSON CITY, TN	JOHNSON CITY MARKETPLACE	37604	SC	2005	2003		100.00%	0	88,248	352,992	KOHL’S(NOT OWNED)
	FRANKLIN & KNOB CREEK ROADS

373 MURFREESBORO, TN (MEMORIAL)	MEMORIAL VILLAGE	37130	SC	1993	2003		100.00%	117,697	117,697	631,493	MURFREESBORO ATHLETIC CLUB(2014)
	710 MEMORIAL BOULEVARD

374 MURFREESBORO, TN (TOWNE)	TOWNE CENTRE OLD FORT PARKWAY	37129	SC	1998	2003		14.50%	108,180	390,802	1,320,615	T.J. MAXX(2008), BOOKS-A-MILLION(2009), LOWE’S(NOT OWNED), TOYS R US(NOT OWNED), TARGET(NOT OWNED)

375 NASHVILLE, TN	THE MARKETPLACE	37209	SC	1998	2003		14.50%	167,795	367,879	1,673,209	LOWE’S(2019), WAL MART(NOT OWNED)
	CHARLOTTE PIKE

Texas

376 AUSTIN, TX	SHOPS AT TECH RIDGE CENTER RIDGE DRIVE	78728	SC	2003	2003		24.75%	282,789	572,027	4,249,769	ROSS DRESS FOR LESS(2014), LINENS ’N THINGS(2014), HOBBY LOBBY(2018), BEST BUY(2017), TOYS R US(NOT OWNED), SUPER TARGET(NOT OWNED), CHICK-FIL-A(NOT OWNED)

377 FRISCO, TX	FRISCO MARKETPLACE	75035	SC	2003	2003		14.50%	20,959	107,543	729,659	KOHL’S(NOT OWNED)
	7010 PRESTON ROAD

378 FT. WORTH, TX	EASTCHASE MARKET SWC EASTCHASE PKWY & I-30	76112	SC	1995	1996		50.00%	235,017	385,039	1,993,651	UNITED ARTISTS THEATRE(2012), PETSMART(2011), ROSS DRESS FOR LESS(2011), TARGET(NOT OWNED), OFFICE DEPOT(NOT OWNED)

379 IRVING, TX	MACARTHUR MARKETPLACE MARKET PLACE BOULEVARD	75063	SC	2004	2003		14.50%	146,941	598,651	2,084,490	HOLLYWOOD THEATERS(2016), OFFICE MAX(2014), KOHL’S(NOT OWNED), SAM’S CLUB(NOT OWNED), WAL MART(NOT OWNED)

380 LEWISVILLE, TX (LAKEPOINTE)	LAKEPOINTE CROSSINGS S STEMMONS FREEWAY	75067	SC	1991	2002		14.50%	311,039	567,069	3,476,615	99 CENTS ONLY STORE(2009), ROOMSTORE, THE(2007), PETSMART(2009), BEST BUY(2010), ACADEMY SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), TOYS R’ US(NOT OWNED), CONN’S APPLIANCE(NOT OWNED), GARDEN RIDGE(NOT OWNED)

381 MCKINNEY, TX	MCKINNEY MARKETPLACE	75070	SC	2000	2003		14.50%	118,967	183,810	1,229,358	KOHL’S(2021), ALBERTSON’S(NOT OWNED)
	US HWY 75 & EL DORADO PKWY

382 MESQUITE, TX	THE MARKETPLACE AT TOWNE CENTE SOUTHBOUND FRONTAGE RD I 635	75150	SC	2001	2003		14.50%	170,625	378,775	2,349,200	LINENS ’N THINGS(2013), MICHAEL’S(2012), ROSS DRESS FOR LESS(2013), HOME DEPOT(NOT OWNED), KOHL’S(NOT OWNED)

383 SAN ANTONIO, TX (BANDERA PT)	BANDERA POINT NORTH STATE LOOP1604/BANDERA ROAD	78227	SC	2001/2002	1	*	100.00%	278,721	887,911	4,358,790	T.J. MAXX(2011), LINENS ’N THINGS(2012), OLD NAVY(2011), ROSS DRESS FOR LESS(2012), BARNES & NOBLE(2011), TARGET(NOT OWNED), LOWE’S(NOT OWNED), KOHL’S(NOT OWNED), CHUCK E CHEESE(NOT OWNED), CHUCK E CHEESE(NOT OWNED), CREDIT UNION(NOT OWNED), RAQUETBALL & FITNESS(NOT OWNED)

384 SAN ANTONIO, TX (INGRAM)	INGRAM PARK	78238	FO	1985	2005		50.00%	76,597	76,597	430,440	MERVYN’S(2020)
	6157 NW LOOP410

385 SAN ANTONIO, TX (WESTOVER)	WESTOVER MARKETPLACE SH 151@LOOP410	78209	SC	2005	1	*	10.00%	178,107	469,307	2,385,563	PETSMART(2016), OFFICE DEPOT(2016), SPORTSMAN’S WAREHOUSE(2015), ROSS DRESS FOR LESS(2016), LOWES(NOT OWNED), TARGET(NOT OWNED)

Utah

386 LOGAN, UT	FAMILY PLACE @ LOGAN	84321	SC	1975	1998		100.00%	19,200	44,200	208,422	RITE AID(NOT OWNED)
	400 NORTH STREET

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
387 MIDVALE, UT	FAMILY CENTER AT FORT UNION 50 900 EAST FT UNION BLVD	84047	SC	1973/2000	1998		100.00%	581,469	581,469	6,862,211	BABIES R US(2014), OFFICE MAX(2012), SMITH’S FOOD & DRUG(2024), MEDIA PLAY(2009), BED BATH & BEYOND(2014), ROSS DRESS FOR LESS(2011), WAL-MART(2015)

388 OGDEN, UT	FAMILY CENTER AT OGDEN 5-POINT	84404	SC	1977	1998		100.00%	162,316	162,316	640,780	HARMONS(2012)
	21-129 HARRISVILLE ROAD

389 OREM, UT	FAMILY CENTER AT OREM 1300 SOUTH STREET	84058	SC	1991	1998		100.00%	150,667	281,931	1,616,659	KIDS R US(2011), MEDIA PLAY(2009), OFFICE DEPOT(2008), JO-ANN STORES(2012), R.C. WILLEY(NOT OWNED)

390 RIVERDALE, UT	FAMILY CENTER AT RIVERDALE 510 1050 WEST RIVERDALE ROAD	84405	SC	1995/2003	1998		100.00%	593,398	596,198	4,771,000	MEIER & FRANK DEPARTMENT STORE(2011), OFFICE MAX(2008), GART SPORTS(2012), SPORTSMANS WAREHOUSE(2009), TARGET SUPERSTORE(2017), MEDIA PLAY(2009), CIRCUIT CITY(2016)

391 RIVERDALE, UT (WEBER)	FAMILY CENTER @ RIVERDALE 526 1050 WEST RIVERDALE ROAD	84405	SC	2005	1	*	100.00%	35,347	386,110	335,796	JO-ANN STORES(2015), SAM#146;S CLUB(NOT OWNED), SUPER WALMART(NOT OWNED)

392 SALT LAKE CITY, UT (33RD)	FAMILY PLACE @ 33RD SOUTH	84115	SC	1978	1998		100.00%	34,209	34,209	233,708
	3300 SOUTH STREET

393 TAYLORSVILLE, UT	FAMILY CENTER AT MIDVALLEY 503 5600 SOUTH REDWOOD	84123	SC	1982/2003	1998		100.00%	746,890	818,890	6,923,670	SHOPKO(2014), JO-ANN STORES(2015), GART SPORTS(2017), 24 HOUR FITNESS(2017), BED BATH & BEYOND(2015), ROSS DRESS FOR LESS(2014), HOME USA WAREHOUSE(2012), MEDIA PLAY(2009), OFFICE MAX(2008), CIRCUIT CITY(2016), PETSMART(2012), HARMONS SUPERSTORE(NOT OWNED)

Vermont

394 BERLIN, VT	BERLIN MALL 282 BERLIN MALL RD., UNIT #28	05602	MM	1986/1999	2	*	100.00%	174,432	174,432	1,646,005	WAL-MART(2014), J.C. PENNEY(2009)

Virginia

395 CHESTER, VA	BERMUDA SQUARE	23831	SC	1978	2003		100.00%	116,310	116,310	1,199,413	UKROP#146;S(2008)
	12607-12649 JEFFERSON DAVIS

396 FAIRFAX, VA	FAIRFAX TOWNE CENTER 12210 FAIRFAX TOWNE CENTER	22033	SC	1994	1995		14.50%	253,392	253,392	4,770,349	SAFEWAY(2019), T.J. MAXX(2009), TOWER RECORDS(2009), BED BATH & BEYOND(2010), UNITED ARTISTS THEATRE(2014)

397 LYNCHBURG, VA	CANDLERS STATION 3700 CANDLERS MOUNTAIN ROAD	24502	SC	1990	2003		100.00%	270,765	337,765	2,050,481	GOODY#146;S(2008), CINEMARK(2015), CIRCUIT CITY(2009), STAPLES(2013), T.J. MAXX(2009), TOYS "R" US(NOT OWNED)

398 LYNCHBURG, VA (FAIRVIEW)	FAIRVIEW SQUARE	24501	SC	1992	2004		100.00%	85,209	85,209	362,373	FOOD LION(2012)
	2215 FLORIDA AVENUE

399 MARTINSVILLE, VA	LIBERTY FAIR MALL 240 COMMONWEALTH BOULEVARD	24112	MM	1989/1997	1/2	*	50.00%	435,057	479,256	2,795,289	GOODY#146;S(2007), BELK(2009), J.C. PENNEY(2009), SEARS(2009), OFFICE MAX(2012), KROGER(2017), MCDONALD#146;S(NOT OWNED)

400 MIDLOTHIAN, VA	GENITO CROSSING	23112	SC	1985	2003		100.00%	79,407	79,407	676,189	FOOD LION(2010)
	HULL STREET ROAD

401 PULASKI, VA	MEMORIAL SQUARE	24301	SC	1990	1993		100.00%	143,299	143,299	897,844	WAL-MART(2011), FOOD LION(2011)
	1000 MEMORIAL DRIVE

402 WINCHESTER, VA	APPLE BLOSSOM CORNERS 2190 S. PLEASANT VALLEY	22601	SC	1990/1997	2	*	20.00%	240,560	240,560	2,459,057	MARTIN#146;S FOOD STORE(2040), KOHL#146;S(2018), OFFICE MAX(2012), BOOKS-A-MILLION(2008)

Washington

403 KIRKLAND, WA	TOTEM LAKES UPPER TOTEM LAKES BOULEVARD	98034	SC	1999/2004	2004		20.00%	228,210	274,189	2,720,261	GUITAR CENTER(2007), ROSS DRESS FOR LESS(2010), COMPUSA(2006), RITE AID(NOT OWNED)

West Virginia

404 BARBOURSVILLE, WV	BARBOURSVILLE CENTER 5-13 MALL ROAD	25504	SC	1985	1998		100.00%	70,900	133,396	389,425	DISCOUNT EMPORIUM(2006), GOODY#146;S(2014), VALUE CITY(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 10/09/2006
Time: 5:13:20PM

Quarter: 3Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
Wisconsin

405 BROOKFIELD, WI (SW)	SHOPPERS WORLD OF BROOKFIELD	53005	SC	1967	2003	14.50%	182,722	190,142	1,412,423	T.J. MAXX(2010), MARSHALLS MEGA STORE(2009), OFFICE MAX(2010), BURLINGTON COAT
	NORTH 124TH STREET AND WEST CA									FACTORY(2012)

406 BROWN DEER, WI (CENTER)	BROWN DEER CENTER	53209	SC	1967	2003	14.50%	266,716	266,716	1,943,135	KOHL'S(2023), MICHAEL'S(2012), OFFICE MAX(2010), T.J. MAXX(2007), OLD NAVY(2012)
	NORTH GREEN BAY ROAD

407 BROWN DEER, WI (MARKET)	MARKET PLACE OF BROWN DEER	53209	SC	1989	2003	14.50%	143,372	143,372	1,177,211	MARSHALLS MEGA STORE(2009), PICK 'N SAVE(2010)
	NORTH GREEN BAY ROAD

408 MILWAUKEE, WI	POINT LOOMIS	53221	SC	1962	2003	100.00%	160,533	160,533	707,571	KOHL'S(2007), PICK 'N SAVE(2007)
	SOUTH 27TH STREET

409 WEST ALLIS, WI (WEST)	WEST ALLIS CENTER WEST CLEVELAND AVE. AND S. 108	53214	SC	1968	2003	100.00%	246,081	259,981	1,421,496	KOHL'S(2008), MARSHALLS MEGA STORE(2009), PICK 'N SAVE(2008)

					Grand Total:		74,591,925	101,090,542	839,461,059

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Investor Information
Developers Diversified
www.ddr.com
3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: (216) 755-5500
Fax: (216) 755-1500

Board of Directors
Scott A. Wolstein, Chief Executive Officer & Chairman of the Board, Developers Diversified Realty
Dean S. Adler, Principal, Lubert-Adler Partners, L.P.
Terrance R. Ahern, Principal, The Townsend Group
Robert H. Gidel, Managing Partner, Liberty Partners, L.P.
Victor B. MacFarlane, Managing Principal, MacFarlane Partners
Craig Macnab, Chief Executive Officer, Commercial Net Lease Realty
Scott D. Roulston, Managing Partner, Fairport Asset
Management, LLC
Barry A. Sholem, Principal, MDS Capital, L.P.
William B. Summers Jr., Chairman & Chief Executive Officer, McDonald Investments, Inc., Retired
Officers
Scott A. Wolstein, Chief Executive Officer & Chairman of the Board
David M. Jacobstein, President & Chief Operating Officer
Daniel B. Hurwitz, Senior Executive Vice President & Chief Investment
Officer
Joan U. Allgood, Executive Vice President, Corporate Transactions and Governance
Richard E. Brown, Executive Vice President of Real Estate Operations
Timothy J. Bruce, Executive Vice President of Development
William H. Schafer, Executive Vice President & Chief Financial Officer
Robin R. Walker-Gibbons, Executive Vice President of Leasing
David Dieterle, Senior Vice President of Leasing — Southeast Region
Steven M. Dorsky, Senior Vice President of Leasing — Northern Region
Marc Hays, Senior Vice President of Leasing — Specialty Centers
Daniel M. Herman, Senior Vice President of Development
John S. Kokinchak, SCSM, CLS, Senior Vice President of Property Management
Joseph Padanilam, Senior Vice President of Acquisitions and Dispositions
Anthony L. Vodicka, Senior Vice President of Leasing — Western Region
David Weiss, Senior Vice President and General Counsel Managing Partner, Liberty Partners, LP
Nan Zieleniec, Senior Vice President of Human Resources

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2006

Investor Information (Continued)

Research Coverage

AG Edwards
David AuBuchon	(314) 955-5452

Citigroup Smith Barney
Jonathan Litt	(212) 816-0231
Ambika Goel	(212) 816-6981

Deutsche Bank Securities
Lou Taylor	(212) 250-4912
Christeen Kim	(212) 250-8705

Goldman Sachs
Dennis Maloney	(212) 902-1970
Jay Habermann	(917) 343-4260

Green Street Advisors
Jim Sullivan	(949) 640-8780

Hilliard Lyons
Tony Howard	(502) 588-1142

Lehman Brothers
David Harris	(212) 526-1790

Merrill Lynch
Steve Sakwa	(212) 449-0335
Craig Schmidt	(212) 449-1944

JP Morgan
Michael Mueller	(212) 622-6689
Joe Dazio	(212) 622-6416

Research Coverage, continued

Morgan Stanley
Matthew Ostrower	(212) 761-6284
Mick Chiang	(212) 761-6385

RBC Capital Markets
Rich Moore	(216) 378-7625

UBS
Scott Crowe	(212) 713-1419
Jeff Spector	(212) 713-6144

Wachovia Securities
Jeff Donnelly	(617) 603-4262

Transfer Agent
National City Bank
Corporate Trust Operations
P.O. Box 92301
Cleveland, Ohio 44193-0900
1-800-622-6757

Investor Relations
Michelle M. Dawson
VP of Investor Relations
Phone: (216) 755-5455
Fax: (216) 755-1455
Email: mdawson@ddr.com